UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5867
Oppenheimer Multi-State Municipal Trust
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  July 31
Date of reporting period:  07/31/2009

Item 1.  Reports to Stockholders.

*July 31, 2009*

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Oppenheimer

# New Jersey Municipal Fund

Management Commentaries and Annual Report

**MANAGEMENT COMMENTARIES**

An Interview with Your Fund's Portfolio Managers

**ANNUAL REPORT**

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco—Master Settlement Agreement	17.3%
Hospital/Health Care	15.2
Airlines	8.4
General Obligation	7.0
Water Utilities	6.4
Highways/Commuter Facilities	5.9
Higher Education	5.9
Special Tax	5.6
Adult Living Facilities	3.7
Electric Utilities	3.6
Portfolio holdings are subject to change. Percentages are as of July 31, 2009, and are based on total assets.

Credit Allocation

AAA	9.0%
AA	10.8
A	18.9
BBB	42.3
BB or lower	19.0
Allocations are subject to change. Percentages are as of July 31, 2009, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 17.66% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. The 12-month period ended July 31, 2009, will long be remembered for the credit market’s volatility and illiquidity in its early months and the recovery in municipal bond prices that began in the waning weeks of 2008. Despite the mid-period turnaround, the net asset value (NAV) of Oppenheimer New Jersey Municipal Fund’s Class A shares declined between July 31, 2008, and July 31, 2009, causing the Fund to produce negative total returns. The 1-year total return for Class A shares was -7.63% at NAV and -12.02% at the maximum offering price (or with sales charge). As of July 31, 2009, the Fund’s Class A shares nonetheless provided the highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. As of July 31, 2009, the distribution yield for the Fund’s Class A shares was 6.60% at NAV.1
     During this reporting period, the Fund distributed 55.5 cents per Class A share, including a small amount of taxable income. The monthly dividend rate for Class A shares rose to 4.7 cents with the May payout, from 4.6 cents. We believe the Fund’s distributions this reporting period demonstrate the benefits of our yield-driven approach to municipal investing.
     At the end of this reporting period, the Fund had nearly 260 holdings and an average credit quality of BBB-plus. Despite the broad turmoil in the municipal market in the first half of this reporting period, the default rate for bonds in the portfolio remained within expectations throughout this reporting period.
     As the charts on pages 21 to 23 show, the Fund’s total returns were negative this reporting period, the first half of which was characterized at times by sharp declines in equity and credit markets, heightened investor concern about risk, and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Because our approach to fund management involves creating broad portfolios with holdings from across the full credit spectrum, this Fund’s performance can be undercut by prolonged cycles of credit spread widening. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. While we believe that this latest cycle of spread widening has run its course, this Fund continues to feel its impact. We still believe that our Fund’s investments offer structural advantages over the long term, and we encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.
1. Falling share prices artificially increase yields.
15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     Securities issued in the Commonwealth of Puerto Rico represented 30.9% of the Fund’s net assets on July 31, 2009. Most of the Fund’s investments involve “creatures of the state”—that is, securities that are supported by taxes and designed to help finance electric utilities, highways and education. Facing a $3.2 billion budget deficit, Gov. Luis Fortuño signed legislation early this reporting period allowing the Commonwealth to subsidize its operating expenses with money borrowed from its financing arm, the Government Development Bank for Puerto Rico (the GDB). The deficit grew to an estimated $3.4 billion by March 2009 and, one month later, the GDB said that it would offer as much as $4 billion of the proposed new sales-tax bonds. This increase, by the way, represented a clear signal as to the renewed strength of the credit markets, which were deemed to have the capacity for this larger new issuance.
     The credit rating agencies continued to view the Commonwealth favorably. When the Puerto Rico Sales Tax Financing Corporation came to market with $3.5 billion in new debt in late June, it was rated A-plus by Standard & Poor’s, A2 by Moody’s Investors Service and A by Fitch Ratings. Existing sales-tax debt had received an upgrade earlier in the period. Additionally, the Commonwealth, its agencies and the GDB retained their investment-grade ratings from S&P and Moody’s this reporting period. (Fitch does not directly rate Puerto Rico’s general obligation debt.)
     We remain confident in the Commonwealth’s ability to collect taxes and make its bond payments and believe that Gov. Fortuño, a fiscal conservative, is correctly focused on reducing government spending, eliminating the deficit by fiscal 2013 and growing the island’s economy. At $7.7 billion, the proposed budget for fiscal year 2010 is $1.8 billion smaller than the current budget, a sign that the governor is willing to take harsh steps in the name of fiscal responsibility.
     The Fund’s underperformance can be attributed, in part, to its holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 17.3% of the Fund’s total assets and comprised the Fund’s largest sector.2
2. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     The sector typically offers high-yielding securities, many of which are prone to price volatility. Widening credit spreads and other market factors (like supply and demand) can contribute to volatility. S&P and Fitch each revised their assessments of this sector during this reporting period, but we do not believe that the prices of “tobacco bonds” were affected consequentially.
     In the latter half of this reporting period, media reports focused on two tobacco-related developments: the April 1 increase in cigarette taxes and the President’s signature on the Family Smoking Prevention and Tobacco Control Act, which put the Food and Drug Administration in charge of regulating the making and marketing of cigarettes and other tobacco products.
     We do not agree with the analysts who opined that these developments represent new threats to the MSA or the bonds backed by MSA payments. Nor are we concerned about the long-term viability of the MSA. Here’s why: First, consumption trends over the years have largely tracked the forecasts that were built into MSA-backed bonds, and this has been true even as the cost of a pack of cigarettes has steadily risen. There is little reason to believe that the new tax will significantly alter consumers’ smoking habits. Second, putting the FDA in charge of tobacco regulation was strongly advocated by Philip Morris, the country’s leading cigarette manufacturer. We think it unlikely that the company would have backed a plan that it thought would hurt its industry. Further, the company is not alone in believing that smaller companies will have a harder time complying with new regulations and will thus cede share to the market’s leading players. This, in turn, should improve MSA revenues and encourage early redemptions of existing bonds.
     We continue to believe that the carefully researched tobacco bonds this Fund owns remain fundamentally sound. As they always have, the tobacco bonds this Fund held during this reporting period made all scheduled interest payments in a timely manner. Thus, these bonds helped the Fund provide significant yield advantages to shareholders.
     As of July 31, 2009, the Fund was invested in the hospital/health care sector, representing 15.2% of the Fund’s total assets, and in the water and electric utilities sectors, representing 6.4% and 3.6% of the Fund’s total assets, respectively. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum as well as some insured bonds. The overall fundamentals in these sectors remained stable this reporting period, but widening credit spreads during the first half of the reporting period were detrimental to 12-month performance. Since the beginning of calendar year 2009, these sectors have posted positive results.
     Overall, the Rochester investment team believes these sectors can produce long-term value. For example, as of July 31, 2009, the Fund held tax-exempt bonds issued by Port Authority of New York and New Jersey (KIAC). We believe that these securities,
17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
which helped finance power facilities that produce steam and electricity at John F. Kennedy International Airport, demonstrate the benefits of careful due diligence as practiced by our credit research analysts. Calpine Corporation, which owns and operates these facilities, filed for bankruptcy protection in late 2005, a move that triggered concerns among bondholders about potential interruptions to debt service.3 When Calpine emerged from bankruptcy late in 2007, it affirmed the lease on its facilities, erasing any lingering concerns about its intentions to honor these bond agreements. In April 2009, this Fund invested in these bonds, which have a coupon of 6.75% and were yielding, at purchase, 11.00% to an average life of 7.5 years. We believe this investment reflects the strength of Rochester’s yield-driven, team-oriented and security-specific approach.
     The Fund’s airline holdings represented 8.4% of total assets as of July 31, 2009. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. Fuel costs, which had peaked at $147 a barrel in July 2008, fell back considerably by the end of this reporting period. However, both Moody’s and S&P remain pessimistic about industry economics, and bond prices remained volatile this reporting period. As a result, the sector was detrimental to Fund performance this reporting period. Our experience in this sector nonetheless leads us to believe that most issuers of airline-backed securities in this Fund will remain current with the principal and interest payments, as they have done in the past.
     The Fund’s holdings include securities insured by Ambac Assurance Corporation, which lost its investment-grade status when it was re-assessed by S&P and Moody’s late in this reporting period. The downgrades reflected the credit rating agencies’ concerns that policyholder’s surplus at Ambac—that is, the amount by which assets exceed liabilities—could limit Ambac’s ability to pay claims should an underlying bond miss a scheduled payment of interest or principal. Most of the underlying bonds of our Ambac-insured holdings have investment-grade ratings or have been deemed to be investment-grade equivalents by our in-house credit team. We remain confident that these bonds should exhibit the same credit qualities as similar investment-grade securities. As of July 31, 2009, 7.23% of the Fund’s total assets were insured by Ambac. Typically, when an insurer is downgraded, the market for its bonds becomes more limited; funds
3. This Fund was not among the Oppenheimer Rochester municipal bond funds that were invested in these bonds during the bankruptcy proceedings but first became a bondholder in April 2009. At the time, this Fund was aware that other Oppenheimer Rochester funds had received all scheduled principal and interest payments throughout Calpine’s bankruptcy proceedings.
18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

that can only hold investment-grade securities may be required to sell their holdings. At OppenheimerFunds/Rochester, however, we continue to believe that insured bonds can play a vital role in creating shareholder value over the long term.
     During this reporting period, the Fund remained invested in municipal inverse-floating-rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they often face greater price volatility, too. When the short-term market faced unprecedented turmoil in the first half of this reporting period, the income that muni funds across the industry earned from this type of security was diminished. We continue to believe that “inverse floaters” belong in our fund portfolios because they produce attractive yields under most market conditions.
     Other floating-rate bonds performed poorly this reporting period as short-term variable rates declined.
     Additionally, the Fund’s line of credit increased partway through this reporting period. The Fund used its line of credit at times to avoid having to sell tax-free assets at lower-than-acceptable prices. The Fund also used it opportunistically to buy yield-enhancing securities.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of
19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 24 for further information.
21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 24 for further information.
23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer New Jersey Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/1/94. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 3/1/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of
25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES Continued
the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2009	July 31, 2009	July 31, 2009

Actual
Class A	$1,000.00	$1,182.80	$11.20
Class B	1,000.00	1,179.00	15.88
Class C	1,000.00	1,178.00	15.49

Hypothetical (5% return before expenses)
Class A	1,000.00	1,014.58	10.34
Class B	1,000.00	1,010.31	14.66
Class C	1,000.00	1,010.66	14.31
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2009 are as follows:

Class	Expense Ratios

Class A	2.06%
Class B	2.92
Class C	2.85
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—129.7%
New Jersey—93.2%
$445,000	Atlantic County, NJ Utilities Authority Solid Waste[1]	7.125%	03/01/2016	$443,305
3,755,000	Bayonne, NJ Parking Authority (City Parking)[1]	5.000	06/15/2027	2,764,581
6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	6,405,671
545,000	Bayonne, NJ Redevel. Agency (Royal Caribbean)[1]	4.750	11/01/2016	396,526
10,000	Bergen County, NJ HDC[1]	6.750	10/01/2018	10,021
75,000	Bergen County, NJ Utilities Authority[1]	5.500	12/15/2016	75,217
20,000	Berkeley, NJ HFC (Bayville Hsg.)[1]	5.750	08/01/2014	20,042
3,000,000	Burlington County, NJ Bridge Commission Economic Devel. (The Evergreens)[1]	5.625	01/01/2038	2,040,570
75,000	Camden County, NJ PCFA (Camden County Energy Recovery Associates)	7.500	12/01/2009	74,838
415,000	Camden County, NJ PCFA (Camden County Energy Recovery Associates)	7.500	12/01/2010	414,444
25,000	Essex County, NJ Improvement Authority (Mt. Carmel Towers)[1]	4.850	11/01/2032	23,118
20,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2023	20,007
105,000	Essex County, NJ Improvement Authority (Sportsplex)	5.625	10/01/2027	105,008
945,000	Gloucester County, NJ HDC (Colonial Park)[1]	6.200	09/15/2011	925,760
5,000	Gloucester County, NJ Utilities Authority[1]	5.125	01/01/2013	5,015
3,860,000	Hudson County, NJ Solid Waste Improvement Authority (Koppers Site)[1]	6.125	01/01/2029	3,093,790
1,000,000	Hudson County, NJ Solid Waste Improvement Authority, Series 1[1]	6.000	01/01/2029	781,940
5,000	Jackson, NJ Township Municipal Utilities Authority[1]	5.500	12/01/2015	5,028
35,000	Middlesex County, NJ Improvement Authority (Edison Township)[1]	5.650	09/15/2011	35,135
825,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2015	652,724
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2020	296,745
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2032	1,429,461
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.125	01/01/2037	606,298
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	18,926
35,000	Morris-Union, NJ Joint Commission COP[2]	7.300	08/01/2009	35,000
35,000	New Brunswick, NJ Hsg. & Urban Devel. Authority[1]	5.500	08/01/2011	35,113
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400	01/20/2034	51,040
2,250,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750	12/01/2038	2,410,560
F1 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$2,045,000	NJ EDA (American Airlines)	7.100%	11/01/2031	$796,285
3,060,000	NJ EDA (Applewood Estates)[1]	5.000	10/01/2035	2,190,929
50,000	NJ EDA (Bristol Glen)[1]	5.750	07/01/2029	37,893
1,045,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500	07/01/2018	869,764
25,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500	07/01/2028	17,055
10,000	NJ EDA (Cigarette Tax)[1]	5.625	06/15/2017	9,627
25,000	NJ EDA (Consumers New Jersey Water Company)[1]	5.100	09/01/2032	21,213
580,000	NJ EDA (Continental Airlines)[1]	5.500	04/01/2028	318,298
17,590,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2019	13,625,566
4,375,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2029	3,017,831
7,240,000	NJ EDA (Continental Airlines)[1]	6.400	09/15/2023	5,373,094
3,940,000	NJ EDA (Continental Airlines)[1]	6.625	09/15/2012	3,626,061
11,430,000	NJ EDA (Continental Airlines)[1]	7.000	11/15/2030	8,579,815
9,475,000	NJ EDA (Continental Airlines)[1]	9.000	06/01/2033	8,770,250
5,000,000	NJ EDA (Converted Organics of Woodbridge)[3]	8.000	08/01/2002	3,246,900
3,100,000	NJ EDA (Cranes Mill)[1]	5.100	06/01/2027	2,438,553
160,000	NJ EDA (Dept. of Human Services)[1]	6.250	07/01/2024	164,584
115,000	NJ EDA (Devereux Foundation)[1]	5.450	05/01/2027	107,780
2,610,000	NJ EDA (Elizabethtown Water Company)[1]	5.600	12/01/2025	2,509,880
2,999,948	NJ EDA (Empowerment Zone-Cumberland)[3]	7.750	08/01/2021	1,609,502
6,000,000	NJ EDA (GMT Realty)[1]	6.875	01/01/2037	4,577,520
25,000	NJ EDA (Greater New York Councils Boy Scouts of America)[1]	5.450	09/01/2023	25,003
425,000	NJ EDA (Hackensack Water Company)[1]	5.900	03/01/2024	424,562
18,650,000	NJ EDA (Hamilton Care)[1]	6.650	11/01/2037	13,956,355
3,100,000	NJ EDA (JVG Properties)[1]	5.375	03/01/2019	3,075,820
2,500,000	NJ EDA (Kapkowski Road Landfill)[1]	6.500	04/01/2031	1,886,350
130,000	NJ EDA (Keswick Pines)[1]	5.600	01/01/2012	127,446
75,000	NJ EDA (Keswick Pines)[1]	5.750	01/01/2024	57,727
40,000	NJ EDA (Kullman Associates)[1]	6.125	06/01/2018	30,611
130,000	NJ EDA (Kullman Associates)[1]	6.750	07/01/2019	107,695
160,000	NJ EDA (Leisure Park)[1]	5.875	12/01/2027	120,970
810,000	NJ EDA (Lions Gate)[1]	5.750	01/01/2025	674,236
1,345,000	NJ EDA (Lions Gate)[1]	5.875	01/01/2037	1,007,970
30,000	NJ EDA (Manchester Manor)[1]	6.700	08/01/2022	30,030
1,000,000	NJ EDA (Marcus L. Ward Home)[1]	5.750	11/01/2024	924,360
1,200,000	NJ EDA (Marcus L. Ward Home)[1]	5.800	11/01/2031	1,067,004
2,280,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	5.500	06/01/2031	2,121,107
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500	04/01/2031	67,234
525,000	NJ EDA (Middlesex Water Company)[1]	5.250	10/01/2023	505,166
F2 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$1,100,000	NJ EDA (Middlesex Water Company)[1]	5.250%	02/01/2029	$981,552
770,000	NJ EDA (Middlesex Water Company)[1]	5.350	02/01/2038	670,062
5,000	NJ EDA (New Jersey American Water Company)[1]	5.250	11/01/2032	4,330
2,800,000	NJ EDA (New Jersey American Water Company)[1]	5.250	07/01/2038	2,349,228
255,000	NJ EDA (New Jersey American Water Company)[1]	5.350	06/01/2023	255,036
150,000	NJ EDA (New Jersey American Water Company)[1]	5.350	06/01/2023	150,047
4,685,000	NJ EDA (New Jersey American Water Company)[1]	5.375	05/01/2032	4,133,529
1,020,000	NJ EDA (New Jersey American Water Company)[1]	5.500	06/01/2023	986,371
11,855,000	NJ EDA (New Jersey American Water Company)[1]	5.950	11/01/2029	11,501,128
1,350,000	NJ EDA (New Jersey American Water Company)[1]	6.000	05/01/2036	1,269,621
7,395,000	NJ EDA (New Jersey American Water Company)[1]	6.875	11/01/2034	7,396,627
120,000	NJ EDA (New Jersey Natural Gas Company)[1]	5.000	12/01/2038	98,692
10,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	10,031
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	30,094
400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2027	329,464
700,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125	06/15/2037	522,956
3,995,000	NJ EDA (Nui Corp.)[1]	5.250	11/01/2033	3,014,627
8,000,000	NJ EDA (Pingry School)[1]	5.000	11/01/2038	5,377,760
115,000	NJ EDA (Public Service Electric and Gas)[1]	6.400	05/01/2032	115,017
1,165,000	NJ EDA (Reformed Church Ministries to the Aging The Particulare Synod Mid-Atlantics)[1]	5.375	12/01/2018	981,722
18,080,000	NJ EDA (School Facilities Construction)[4]	5.125	03/01/2028	18,461,669
36,180,000	NJ EDA (School Facilities Construction)[4]	5.125	03/01/2030	36,695,384
1,215,000	NJ EDA (St. Francis Life Care Corp.)[1]	5.700	10/01/2017	1,066,661
2,230,000	NJ EDA (St. Francis Life Care Corp.)[1]	5.750	10/01/2023	1,731,617
10,000	NJ EDA (The Presbyterian Home at Montgomery)[1]	6.250	11/01/2020	8,547
115,000	NJ EDA (The Presbyterian Home at Montgomery)[1]	6.375	11/01/2031	88,364
20,000	NJ EDA (United Methodist Homes of New Jersey)[1]	5.125	07/01/2018	16,627
5,000	NJ EDA (United Methodist Homes of New Jersey)[1]	7.100	07/01/2010	4,954
25,000	NJ EDA (United Methodist Homes of New Jersey)[1]	7.200	07/01/2010	25,000
2,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250	11/15/2026	1,934,550
3,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250	11/15/2036	2,459,870
625,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	5.250	07/01/2032	539,506
17,000,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	6.000	07/01/2025	16,921,460
5,000	NJ Educational Facilities Authority (Jersey City State College)[1]	6.250	07/01/2010	5,020
F3 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000%		07/01/2018	$5,299
4,250,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2034	3,659,718
475,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)[1]	6.150		07/01/2020	414,742
750,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)[1]	6.375		07/01/2025	629,175
565,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)[1]	6.625		07/01/2035	444,779
5,245,000	NJ Health Care Facilities Financing Authority (Bayonne Hospital)[1]	6.250		07/01/2012	5,168,790
39,155,000	NJ Health Care Facilities Financing Authority (CHE/MM/MC Obligated Group)[1]	1.392	[5]	11/15/2033	25,068,989
1,000,000	NJ Health Care Facilities Financing Authority (Children’s Specialized Hospital)[1]	5.500		07/01/2036	811,070
60,000	NJ Health Care Facilities Financing Authority (Chilton Memorial Hospital)[1]	5.000		07/01/2013	60,028
50,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)[1]	5.500		07/01/2017	50,011
35,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)[1]	5.500		07/01/2027	32,263
7,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300		07/01/2023	6,961,080
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300		11/01/2026	546,728
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375		11/01/2036	660,940
1,260,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000		07/01/2036	927,562
5,485,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)[1]	6.750		07/01/2019	5,491,143
50,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.200		07/01/2019	39,639
435,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.250		07/01/2028	289,162
1,395,666	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[3]	5.125		07/01/2018	35,729
5,616,796	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[3]	5.125		07/01/2028	143,790
131,636	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[3]	6.625		07/01/2036	3,370
1,000,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250		07/01/2014	951,460
F4 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250%		07/01/2027	$8,270,372
25,000	NJ Health Care Facilities Financing Authority (Society of the Valley Hospital)	5.375		07/01/2025	22,510
10,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2023	6,648
70,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2033	38,546
250,000	NJ Health Care Facilities Financing Authority (South Jersey Hospital System)[1]	5.000		07/01/2036	221,358
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[6]	07/01/2030	6,347,594
45,000	NJ Health Care Facilities Financing Authority (St. Barnabas)[1]	5.000		07/01/2024	35,512
10,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625		07/01/2038	8,453,300
500,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)[1]	6.875		07/01/2020	502,970
1,050,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)[1]	6.875		07/01/2030	1,033,347
50,000	NJ Health Care Facilities Financing Authority (THGS/THGSF Obligated Group)[1]	5.200		07/01/2031	38,918
2,000,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital)[1]	5.250		07/01/2030	1,490,360
5,880,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250		07/01/2030	4,381,658
15,000	NJ HFA[1]	5.250		11/01/2015	15,022
30,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.250		06/01/2018	30,121
80,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.300		06/01/2017	80,342
330,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.000		06/01/2015	337,960
30,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[4]	6.125		06/01/2030	30,210,278
10,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.150		06/01/2019	10,169
85,000	NJ Hsg. & Mtg. Finance Agency (Homebuyer)[1]	5.150		10/01/2018	86,073
2,145,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	4.900		11/01/2026	2,009,179
1,000,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000		11/01/2036	908,400
F5 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$225,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.150%		11/01/2030	$216,272
45,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.400		11/01/2017	45,070
10,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	4.550		10/01/2022	9,573,574
5,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	4.625		10/01/2027	4,491,525
370,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[1]	4.800		10/01/2047	317,479
4,500,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.000		10/01/2037	4,131,225
5,970,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.375		04/01/2030	5,907,166
2,225,000	NJ Hsg. & Mtg. Finance Agency, Series A1	4.850		11/01/2039	1,965,543
1,910,000	NJ Hsg. & Mtg. Finance Agency, Series A1	4.950		11/01/2048	1,686,473
130,000	NJ Hsg. & Mtg. Finance Agency, Series A1	5.550		05/01/2027	129,992
1,525,000	NJ Hsg. & Mtg. Finance Agency, Series M1	5.000		10/01/2036	1,382,367
55,000	NJ Hsg. & Mtg. Finance Agency, Series T1	5.600		04/01/2017	55,158
75,000	NJ Hsg. & Mtg. Finance Agency, Series U1	5.550		10/01/2011	75,226
750,000	NJ Hsg. & Mtg. Finance Agency, Series U1	5.850		04/01/2029	750,390
200,000	NJ South Jersey Port Corp.[1]	5.250		01/01/2030	180,508
17,245,000	NJ Tobacco Settlement Financing Corp.[1]	4.500		06/01/2023	14,796,210
48,000,000	NJ Tobacco Settlement Financing Corp.[1]	4.625		06/01/2026	33,254,880
30,035,000	NJ Tobacco Settlement Financing Corp.[1]	4.750		06/01/2034	17,519,716
11,585,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	7,887,184
200,950,000	NJ Tobacco Settlement Financing Corp.	5.812	[6]	06/01/2041	7,824,993
417,450,000	NJ Tobacco Settlement Financing Corp.	6.292	[6]	06/01/2041	18,351,102
15,000	NJ Wastewater Treatment[1]	5.200		09/01/2010	15,054
20,000	Pompton Lakes, NJ School District[1]	5.500		08/01/2009	20,000
1,535,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	1,412,661
5,485,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	4,896,789
2,650,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2011	2,638,738
3,605,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	2,905,378
9,235,000	Port Authority NY/NJ, 127th Series[4]	5.250		12/15/2032	9,193,464
10,500,000	Port Authority NY/NJ, 143rd Series[4]	5.000		10/01/2030	10,199,018
20,000	Riverside, NJ Township GO2	5.450		12/01/2010	20,054
215,000	Salem County, NJ IPCFA (Atlantic City Electric Company)[1]	5.600		11/01/2025	215,002
60,000	Salem County, NJ IPCFA (Atlantic City Electric Company)[1]	5.600		11/01/2025	60,001
1,440,000	Salem County, NJ IPCFA (Public Service Electric & Gas)[1]	5.750		04/01/2031	1,358,280
65,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000		03/01/2028	58,718
50,000	Union County, NJ Utilities Authority (County Deficiency)[1]	5.000		06/15/2028	46,419
50,000	Union County, NJ Utilities Authority (County Deficiency)[1]	5.000		06/15/2028	50,230
F6 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$15,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.000%		06/01/2016	$14,688
1,770,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.000		06/01/2023	1,586,009
185,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.350		06/01/2023	172,405
185,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375		06/01/2018	181,032
350,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375		06/01/2019	340,704
120,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375		06/01/2020	115,324

					514,399,177
U.S. Possessions—36.5%
5,570,000	Guam GO1	5.125		11/15/2027	4,681,808
1,455,000	Guam GO1	5.400		11/15/2018	1,236,925
400,000	Guam GO1	6.750		11/15/2029	402,096
600,000	Guam GO1	7.000		11/15/2039	601,872
2,500,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	2,215,725
3,900,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000		07/01/2025	3,629,613
50,000	Guam Power Authority, Series A1	5.125		10/01/2029	41,911
395,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	351,052
4,625,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	3,351,275
300,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	271,143
1,200,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	797,748
3,145,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	2,096,551
2,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[7]	07/01/2024	2,008,050
10,000,000	Puerto Rico Aqueduct & Sewer Authority[4]	5.125		07/01/2047	9,642,608
5,200,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,731,364
3,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,145,600
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[6]	05/15/2055	303,420
350,000	Puerto Rico Commonwealth GO1	5.000		07/01/2025	307,227
50,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	43,670
4,685,000	Puerto Rico Commonwealth GO1	5.000		07/01/2034	3,960,371
3,170,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	2,760,943
945,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	839,510
1,750,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	1,550,185
950,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	840,304
11,035,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	9,674,936
F7 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$6,200,000	Puerto Rico Electric Power Authority, Series UU1	1.080%[5]		07/01/2025	$3,073,650
20,500,000	Puerto Rico Electric Power Authority, Series UU1	1.100	[5]	07/01/2031	10,080,875
810,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	668,355
16,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2038	13,909,280
41,000,000	Puerto Rico Highway & Transportation Authority, Series N1	0.930	[5]	07/01/2045	21,227,750
450,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	388,854
1,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2027	866,340
5,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	4,044,800
5,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	4,044,800
9,750,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	7,802,535
20,100,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	15,911,562
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	653,567
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	89,985
555,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	439,704
1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	1,711,573
205,000	Puerto Rico ITEMECF (Dr. Pila Hospital)[1]	6.250		08/01/2032	205,008
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	683,190
265,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxillio Obligated Group)[1]	6.250		07/01/2024	265,061
500,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2024	454,045
3,250,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	2,933,385
18,350,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	7,380,003
80,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	80,014
265,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	237,281
4,535,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	3,975,336
305,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	258,704
200,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	208,516
1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,286,577
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2057	8,754,720
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	14,353,150
1,000,000	University of Puerto Rico[1]	5.000		06/01/2025	901,460
3,350,000	University of Puerto Rico[1]	5.000		06/01/2025	3,019,891
3,000,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	2,563,110
150,000	University of V.I., Series A1	5.250		12/01/2023	140,231
710,000	University of V.I., Series A1	5.375		06/01/2034	612,148
1,000,000	University of V.I., Series A1	6.000		12/01/2024	784,590
F8 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$40,000	University of V.I., Series A1	6.250%		12/01/2029	$30,430
40,000	V.I. HFA, Series A1	6.500		03/01/2025	40,022
5,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	4,973,050
1,515,000	V.I. Public Finance Authority, Series A1	6.375		10/01/2019	1,530,665
325,000	V.I. Public Finance Authority, Series E1	5.875		10/01/2018	318,087
2,500,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	2,389,400
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[6]	05/15/2035	79,926
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[6]	05/15/2035	126,116
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[6]	05/15/2035	164,331
175,000	V.I. Water & Power Authority[1]	5.300		07/01/2021	150,764

					201,298,748

Total Municipal Bonds and Notes (Cost $897,520,153)					715,697,925

Units		Strike Price	Expiration

Rights, Warrants, and Certificates—0.0%
652,688	Converted Organics, Inc. Wts. (Cost $0)	$11.000	02/13/2012	195,806

Total Investments, at Value (Cost $897,520,153)—129.7%				715,893,731
Liabilities in Excess of Other Assets—(29.7)				(164,121,929)

Net Assets—100.0%				$551,771,802

Footnotes to Statement of Investments
1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2009 was $55,054, which represents 0.01% of the Fund’s net assets. See Note 5 of accompanying Notes.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Zero coupon bond reflects effective yield on the date of purchase.

7.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
F9 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$514,399,177	$—	$514,399,177
U.S. Possessions	—	201,298,748	—	201,298,748
Rights, Warrants, and Certificates	195,806	—	—	195,806

Total Assets	$195,806	$715,697,925	$—	$715,893,731

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

CHE	Catholic Health East
COP	Certificates of Participation
CoMC	Community Medical Center
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IPCFA	Industrial Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KMCC	Kensington Manor Care Center
MC	McCauley Center
MM	Mercy Medical
NY/NJ	New York/New Jersey
PCFA	Pollution Control Finance Authority
ROLs	Residual Options Longs
SEAM	Sociedad Espanola de Auxilio Mutuo
TASC	Tobacco Settlement Asset-Backed Bonds
THGS	The House of the Good Shepard
THGSF	The House of the Good Shepard Foundation
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2009

Assets
Investments, at value (cost $897,520,153)—see accompanying statement of investments	$715,893,731
Cash	541,014
Receivables and other assets:
Interest	8,110,227
Shares of beneficial interest sold	745,696
Investments sold	5,000
Other	363,388

Total assets	725,659,056

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	111,325,000
Payable on borrowings (See Note 6)	60,900,000
Shares of beneficial interest redeemed	847,279
Dividends	308,470
Investments purchased	105,054
Trustees’ compensation	83,945
Distribution and service plan fees	67,294
Shareholder communications	28,698
Interest expense on borrowings	28,010
Transfer and shareholder servicing agent fees	26,365
Other	167,139

Total liabilities	173,887,254

Net Assets	$551,771,802

Composition of Net Assets
Paid-in capital	$782,352,055
Accumulated net investment income	5,298,332
Accumulated net realized loss on investments	(54,252,163)
Net unrealized depreciation on investments	(181,626,422)

Net Assets	$551,771,802

F11 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $361,112,699 and 41,833,889 shares of beneficial interest outstanding)	$8.63
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.06

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,076,492 and 4,288,691 shares of beneficial interest outstanding)	$8.65

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $153,582,611 and 17,776,703 shares of beneficial interest outstanding)	$8.64
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2009

Investment Income
Interest	$51,417,171
Other income	396

Total investment income	51,417,567

Expenses
Management fees	2,906,963
Distribution and service plan fees:
Class A	513,679
Class B	350,330
Class C	1,303,205
Transfer and shareholder servicing agent fees:
Class A	172,204
Class B	44,179
Class C	99,233
Shareholder communications:
Class A	21,386
Class B	9,583
Class C	19,050
Borrowing fees	3,250,078
Interest expense and fees on short-term floating rate notes issued (See Note 1)	2,731,196
Interest expense on borrowings	1,608,930
Trustees’ compensation	23,508
Custodian fees and expenses	7,766
Other	119,052

Total expenses	13,180,342
Less reduction to custodian expenses	(965)

Net expenses	13,179,377

Net Investment Income	38,238,190

Realized and Unrealized Loss
Net realized loss on investments	(29,157,553)
Net change in unrealized depreciation on investments	(75,259,531)

Net Decrease in Net Assets Resulting from Operations	$(66,178,894)

See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2009	2008

Operations
Net investment income	$38,238,190	$39,061,867
Net realized loss	(29,157,553)	(23,834,879)
Net change in unrealized depreciation	(75,259,531)	(121,570,462)

Net decrease in net assets resulting from operations	(66,178,894)	(106,343,474)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(23,337,815)	(26,304,136)
Class B	(2,253,792)	(2,582,285)
Class C	(8,447,046)	(8,530,712)

	(34,038,653)	(37,417,133)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(39,552,338)	(27,574,196)
Class B	(8,320,135)	(9,377,328)
Class C	(3,873,039)	(10,784,825)

	(51,745,512)	(47,736,349)

Net Assets
Total decrease	(151,963,059)	(191,496,956)
Beginning of period	703,734,861	895,231,817

End of period (including accumulated net investment income of $5,298,332 and $1,223,631, respectively)	$551,771,802	$703,734,861

See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(66,178,894)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(81,107,493)
Proceeds from disposition of investment securities	127,986,294
Short-term investment securities, net	32,477,684
Premium amortization	1,204,768
Discount accretion	(7,719,501)
Net realized loss on investments	29,157,553
Net change in unrealized depreciation on investments	75,259,531
Decrease in interest receivable	728,232
Decrease in receivable for securities sold	197,091
Increase in other assets	(296,883)
Decrease in payable for securities purchased	(10,784,784)
Increase in payable for accrued expenses	22,640

Net cash provided by operating activities	100,946,238

Cash Flows from Financing Activities
Proceeds from bank borrowings	275,700,000
Payments on bank borrowings	(251,300,000)
Payments on short-term floating rate notes issued	(39,185,000)
Proceeds from shares sold	98,057,935
Payments on shares redeemed	(170,826,442)
Cash distributions paid	(13,321,316)

Net cash used in financing activities	(100,874,823)
Net increase in cash	71,415
Cash, beginning balance	469,599

Cash, ending balance	$541,014

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $21,193,579.
Cash paid for interest on bank borrowings—$1,654,435.
Cash paid for interest on short-term floating rate notes issued—$2,731,196.
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.00	$11.98	$11.90	$12.03	$10.76

Income (loss) from investment operations:
Net investment income[1]	.61	.57	.52	.55	.62
Net realized and unrealized gain (loss)	(1.42)	(2.01)	.09	(.09)	1.32

Total from investment operations	(.81)	(1.44)	.61	.46	1.94

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.54)	(.53)	(.59)	(.67)

Net asset value, end of period	$8.63	$10.00	$11.98	$11.90	$12.03

Total Return, at Net Asset Value[2]	(7.63)%	(12.20)%	5.13%	3.93%	18.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361,113	$467,974	$591,238	$371,295	$200,831

Average net assets (in thousands)	$352,897	$526,573	$486,782	$287,248	$133,634

Ratios to average net assets:[3]
Net investment income	7.40%	5.20%	4.32%	4.67%	5.41%
Expenses excluding interest and fees on short-term floating rate notes issued	1.67%	0.84%	0.82%	0.90%	0.91%
Interest and fees on short-term floating rate notes issued[4]	0.51%	0.70%	0.62%	0.63%	0.35%

Total expenses	2.18%	1.54%	1.44%	1.53%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.18%	1.54%	1.44%	1.47%	1.06%

Portfolio turnover rate	14%	31%	18%	19%	7%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class B Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.02	$11.99	$11.91	$12.05	$10.78

Income (loss) from investment operations:
Net investment income[1]	.54	.48	.43	.47	.54
Net realized and unrealized gain (loss)	(1.43)	(1.99)	.08	(.11)	1.31

Total from investment operations	(.89)	(1.51)	.51	.36	1.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.48)	(.46)	(.43)	(.50)	(.58)

Net asset value, end of period	$8.65	$10.02	$11.99	$11.91	$12.05

Total Return, at Net Asset Value[2]	(8.39)%	(12.81)%	4.30%	3.03%	17.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,076	$52,981	$73,579	$73,887	$62,399

Average net assets (in thousands)	$39,035	$61,772	$75,560	$68,065	$56,755

Ratios to average net assets:[3]
Net investment income	6.56%	4.39%	3.55%	3.93%	4.74%
Expenses excluding interest and fees on short-term floating rate notes issued	2.52%	1.64%	1.61%	1.69%	1.68%
Interest and fees on short-term floating rate notes issued[4]	0.51%	0.70%	0.62%	0.63%	0.35%

Total expenses	3.03%	2.34%	2.23%	2.32%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	3.03%	2.34%	2.23%	2.24%	1.83%

Portfolio turnover rate	14%	31%	18%	19%	7%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.01	$11.99	$11.91	$12.04	$10.77

Income (loss) from investment operations:
Net investment income[1]	.55	.48	.43	.46	.53
Net realized and unrealized gain (loss)	(1.43)	(2.00)	.09	(.09)	1.32

Total from investment operations	(.88)	(1.52)	.52	.37	1.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.46)	(.44)	(.50)	(.58)

Net asset value, end of period	$8.64	$10.01	$11.99	$11.91	$12.04

Total Return, at Net Asset Value[2]	(8.35)%	(12.87)%	4.33%	3.14%	17.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,583	$182,780	$230,415	$138,581	$70,128

Average net assets (in thousands)	$144,708	$202,047	$188,557	$104,423	$40,717

Ratios to average net assets:[3]
Net investment income	6.63%	4.43%	3.55%	3.90%	4.57%
Expenses excluding interest and fees on short-term floating rate notes issued	2.46%	1.61%	1.58%	1.66%	1.67%
Interest and fees on short-term floating rate notes issued[4]	0.51%	0.70%	0.62%	0.63%	0.35%

Total expenses	2.97%	2.31%	2.20%	2.29%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.97%	2.31%	2.20%	2.23%	1.82%

Portfolio turnover rate	14%	31%	18%	19%	7%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
F19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $111,325,000 as of July 31, 2009, which represents 15.34% of the Fund’s total assets.
F20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2009, municipal bond holdings with a value of $161,613,781 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $111,325,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
F21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
At July 31, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$4,520,000	NJ EDA ROLs[3]	12.012%	3/1/28	$4,901,669
9,045,000	NJ EDA ROLs[3]	12.012	3/1/30	9,560,384
7,950,000	NJ Higher Education Assistance Authority (Student Loans) ROLs	17.137	6/1/30	8,160,278
2,500,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.021	10/1/27	1,991,525
2,985,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	8.322	4/1/30	2,922,166
2,250,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.671	10/1/37	1,881,225
2,840,000	NJ Hsg. & Mtg. Finance Agency ROLs[3]	12.596	10/1/22	2,413,574
2,305,000	Port Authority NY/NJ, 238th Series ROLs	15.153	12/15/32	2,263,464
5,250,000	Port Authority NY/NJ, 3205th Series	7.721	10/1/46	4,949,018
4,995,000	Puerto Rico Aqueduct & Sewer Authority ROLs	7.764	7/1/47	4,637,608
3,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	11.398	8/1/57	2,754,720
3,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.350	8/1/57	3,853,150

				$50,288,781

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F10 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $64,355,000.
F22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 31, 2009 is as follows:

Cost	$10,548,580
Market Value	$5,039,291
Market Value as a % of Net Assets	0.91%
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,993,413	$—	$47,906,921	$187,971,667

1.  As of July 31, 2009, the Fund had $21,311,716 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2009, details of the capital loss carryforwards were as follows:
F23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued

Expiring

2010	$1,401,537
2012	115,750
2014	34,199
2016	1,646,477
2017	18,113,753

Total	$21,311,716

2. As of July 31, 2009, the Fund had $26,595,205 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.
3. During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.
4. During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Reduction to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$124,836	$124,836
The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 was as follows:

	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

Distributions paid from:
Exempt-interest dividends	$33,981,047	$37,375,134
Ordinary income	57,606	41,999

Total	$34,038,653	$37,417,133

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$791,162,301

Gross unrealized appreciation	$10,075,186
Gross unrealized depreciation	(198,046,853)

Net unrealized depreciation	$(187,971,667)

F24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,042
Payments Made to Retired Trustees	5,485
Accumulated Liability as of July 31, 2009	55,558
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	7,688,444	$64,119,263	14,838,614	$164,225,523
Dividends and/or distributions reinvested	1,793,924	14,627,633	1,548,571	16,757,573
Redeemed	(14,426,064)	(118,299,234)	(18,964,978)	(208,557,292)

Net decrease	(4,943,696)	$(39,552,338)	(2,577,793)	$(27,574,196)

Class B
Sold	440,979	$3,678,061	589,209	$6,462,965
Dividends and/or distributions reinvested	175,807	1,430,440	151,893	1,646,057
Redeemed	(1,616,788)	(13,428,636)	(1,586,728)	(17,486,350)

Net decrease	(1,000,002)	$(8,320,135)	(845,626)	$(9,377,328)

Class C
Sold	3,613,638	$29,497,258	4,914,635	$53,827,810
Dividends and/or distributions reinvested	631,561	5,135,506	475,838	5,148,837
Redeemed	(4,724,645)	(38,505,803)	(6,355,032)	(69,761,472)

Net decrease	(479,446)	$(3,873,039)	(964,559)	$(10,784,825)

F26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$81,107,493	$127,986,294
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2009, the Fund paid $317,184 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the
F27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$2,173,638
Class C	2,940,863
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
		Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor

July 31, 2009	$103,170	$3,195	$135,674	$23,057
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities
F28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.437% as of July 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2009 equal 0.91% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.437%. Details of the borrowings for the year ended July 31, 2009 are as follows:

Average Daily Loan Balance	$79,318,082
Average Daily Interest Rate	1.934%
Fees Paid	$3,482,158
Interest Paid	$1,654,435
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations
F29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
8. Pending Litigation Continued
and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 17, 2009
F31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2009 are eligible for the corporate dividend-received deduction. 99.83% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, and Troy Willis, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load New Jersey municipal debt funds including funds advised by the Manager and funds advised by other investment advisers. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median as of December 31, 2008. The Board also noted that the Fund’s recent performance has improved and its year-to date performance through June 5, 2009 (the most recent date available at the Board meeting at which the independent Trustees considered the matter) was in the top quintile of its peer group category.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other New Jersey municipal debt funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses are lower than its peer group median although its contractual and actual management fees are higher than its peer group median.
29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through November 30, 2009. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993- 2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983- 1991). Oversees 60 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non- profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non- profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970- 1976). Oversees 60 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 60 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993- 1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfo- lios in the OppenheimerFunds complex.
33 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting rela- tionship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corpo- rate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (1999-2005). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
34 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-July 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 33	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (2006-2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 33	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (February 2006-April 2008) and a credit analyst of the Manager (June 2003-January 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 51	Director (since 2003) and head of the Rochester Credit Analysis team (since 1993). Vice President of the Manager (since 1997). An officer of the Fund and other Oppenheimer Funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
35 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
36 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

July 31, 2009

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Oppenheimer

# Pennsylvania Municipal Fund

Management Commentaries and Annual Report

**MANAGEMENT COMMENTARIES**

An Interview with Your Fund's Portfolio Managers

**ANNUAL REPORT**

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Hospital/Health Care	16.9%
Tobacco—Master Settlement Agreement	16.5
Higher Education	8.4
Single-Family Housing	7.7
Adult Living Facilities	4.8
Building Products	4.5
Energy Equipment & Services	3.1
Marine/Aviation Facilities	3.1
General Obligation	3.0
Electric Utilities	2.9
Portfolio holdings are subject to change. Percentages are as of July 31, 2009, and are based on total assets.

Credit Allocation

AAA	7.7%
AA	27.5
A	10.4
BBB	34.8
BB or lower	19.6
Allocations are subject to change. Percentages are as of July 31, 2009, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 15.68% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. The 12-month period ended July 31, 2009, will long be remembered for the credit market’s volatility and illiquidity in its early months and for the recovery in municipal bond prices that began in the waning weeks of 2008. Despite the mid-period turnaround, the net asset value (NAV) of Oppenheimer Pennsylvania Municipal Fund’s Class A shares declined between July 31, 2008, and July 31, 2009, causing the Fund to produce negative total returns. The 1-year total return for Class A shares was -10.41% at NAV and -14.66% at the maximum offering price (or with sales charge). As of July 31, 2009, the Fund’s Class A shares nonetheless provided the highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. As of July 31, 2009, the distribution yield for the Fund’s Class A shares was 6.90% at NAV.1
     In all, the Fund distributed 62.9 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend rate for Class A shares rose to 5.3 cents with the March 2009 payout, from 5.2 cents. We believe the Fund’s distributions this reporting period demonstrate the benefits of our yield-driven approach to municipal investing.
     At the end of this reporting period, the Fund had nearly 425 holdings and an average credit quality of A-minus. Despite the broad turmoil in the municipal market, the default rate for bonds in the portfolio remained within expectations throughout this reporting period.
     As the charts on pages 20 to 22 show, the Fund’s total returns were negative this reporting period, which was characterized at times by sharp declines in equity and credit markets, heightened investor concern about risk, and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Because our approach to fund management involves creating broad portfolios with holdings from across the full credit spectrum, this Fund’s performance can be undercut by prolonged cycles of credit spread widening. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. While we believe that this latest cycle of spread widening has run its course, this Fund continues

1.	Falling share prices artificially increase yields.
15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
to feel its impact. We still believe that our Fund’s investments offer structural advantages over the long term, and we encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.
     Securities issued in the Commonwealth of Puerto Rico represented 27.6% of the Fund’s net assets on July 31, 2009. Most of the Fund’s investments involve “creatures of the state”—that is, securities that are supported by taxes and designed to help finance electric utilities, highways and education. Facing a $3.2 billion budget deficit, Gov. Luis Fortuño signed legislation early this reporting period allowing the Commonwealth to subsidize its operating expenses with money borrowed from its financing arm, the Government Development Bank for Puerto Rico (the GDB). The deficit grew to an estimated $3.4 billion by March 2009 and, one month later, the GDB said that it would offer as much as $4 billion of the proposed new sales-tax bonds. This increase, by the way, represented a clear signal as to the renewed strength of the credit markets, which were deemed to have the capacity for this larger new issuance.
     The credit rating agencies continued to view the Commonwealth favorably. When the Puerto Rico Sales Tax Financing Corporation came to market with $3.5 billion in new debt in late June, it was rated A-plus by Standard & Poor’s, A2 by Moody’s Investors Service and A by Fitch Ratings. Existing sales-tax debt had received an upgrade earlier in the period. Additionally, the Commonwealth, its agencies and the GDB retained their investment-grade ratings from S&P and Moody’s this reporting period (Fitch does not directly rate Puerto Rico’s general obligation debt.)
     We remain confident in the Commonwealth’s ability to collect taxes and make its bond payments and believe that Gov. Fortuño, a fiscal conservative, is correctly focused on reducing government spending, eliminating the deficit by fiscal 2013 and growing the island’s economy. At $7.7 billion, the proposed budget for fiscal year 2010 is $1.8 billion smaller than the current budget, a sign that the governor is willing to take harsh steps in the name of fiscal responsibility.
     As of July 31, 2009, the Fund was invested in the hospital/health care sector and in the electric utilities sector, representing 16.9% and 2.9% of the Fund’s total assets, respectively. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum as well as some insured bonds. The overall fundamentals in these sectors remained stable this reporting period, but widening credit spreads during the first half of the reporting period were detrimental to 12-month performance. Since the beginning of calendar year 2009, these sectors have posted positive results.
16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

     In the oil, gas & consumable fuels sector, which represented 2.3% of the Fund’s total assets as of July 31, 2009, the Fund’s investments include bonds that finance pollution control facilities for one of the world’s largest refineries of heavy crude. The Hovensa facility—strategically located in the Virgin Islands, where it is among the largest private employers—is a joint venture between a Petroleos de Venezuela subsidiary and the Hess Corporation, which also manages it. With a processing capacity of nearly 500,000 barrels a day, the refinery produces gas and heating oil for the Gulf Coast and Eastern Seaboard alike. The bonds this Fund owns are secured by the first mortgage on the facility and offer attractive coupons of 5.875% and 6.125%. Additionally, income from this “territory” bond is exempt from federal, state and, where applicable, local taxes. Despite difficult economic conditions for refineries, shifting demand for fuel and an increasingly harsh regulatory environment—all of which wreaked havoc on equity positions in this sector this reporting period—the price of the bonds held by this Fund only declined modestly and the interest payments were made on schedule and in full.
     The Fund’s underperformance can be attributed, in part, to its holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 16.5% of the Fund’s total assets and comprised the Fund’s second largest sector.2
     The sector typically offers high-yielding securities, many of which are prone to price volatility. Widening credit spreads and other market factors (like supply and demand) typically contribute to this volatility. S&P and Fitch each revised their assessments of this sector during this reporting period, but we do not believe that the prices of “tobacco bonds” were affected consequentially.
     In the latter half of this reporting period, media reports focused on two tobacco-related developments: the April 1 increase in cigarette taxes and the President’s signature on the Family Smoking Prevention and Tobacco Control Act, which put the Food and Drug Administration in charge of regulating the making and marketing of cigarettes and other tobacco products.

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     We do not agree with the analysts who opined that these developments represent new threats to the MSA or the bonds backed by MSA payments. Nor are we concerned about the long-term viability of the MSA. Here’s why: First, consumption trends over the years have largely tracked the forecasts that were built into MSA-backed bonds, and this has been true even as the cost of a pack of cigarettes has steadily risen. There is little reason to believe that the new tax will significantly alter consumers’ smoking habits. Second, putting the FDA in charge of tobacco regulation was strongly advocated by Philip Morris, the country’s leading cigarette manufacturer. We think it unlikely that the company would have backed a plan that it thought would hurt its industry. Further, the company is not alone in believing that smaller companies will have a harder time complying with new regulations and will thus cede share to the market’s leading players. This, in turn, should improve MSA revenues and encourage early redemptions of existing bonds.
     We continue to believe that the carefully researched tobacco bonds this Fund owns remain fundamentally sound. As they always have, the tobacco bonds this Fund held during this reporting period made all scheduled interest payments in a timely manner. Thus, these bonds helped the Fund provide significant yield advantages to shareholders.
     The Fund continues to favor the higher education sector, which constituted 8.4% of total assets as of July 31, 2009. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. In addition, all of the higher education bonds owned by this Fund are current in their scheduled interest payments.
     The national housing market remained challenging this reporting period and, as a result, the single-family and multifamily housing sectors continued to be volatile. Higher-grade housing bonds were generally better investments than lower-grade ones, but neither contributed positively to the Fund’s total return this reporting period. The securities held by this Fund continued to provide high levels of tax-free income and, we believe, long-term investors should ultimately benefit from this Fund’s carefully selected holdings in these housing sectors. As of July 31, 2009, bonds in the single-family and multifamily housing sectors represented 7.7% and 1.3% of the Fund’s total assets, respectively.
     During this reporting period, the Fund remained invested in municipal inverse-floating-rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they often face greater price volatility, too. When the short-term market faced unprecedented turmoil in
18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

the first half of this reporting period, the income that muni funds across the industry earned from this type of security was diminished. We continue to believe that “inverse floaters” belong in our fund portfolios because they produce attractive yields under most market conditions.
     Other floating-rate bonds performed poorly this reporting period as short-term variable rates declined.
     Additionally, the Fund’s line of credit increased partway through this reporting period. The Fund used its line of credit at times to avoid having to sell tax-free assets at lower-than-acceptable prices. The Fund also used it opportunistically to buy yield-enhancing securities.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 23 for further information.
21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 23 for further information.
22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer Pennsylvania Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 9/18/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2009	July 31, 2009	July 31, 2009

Actual
Class A	$1,000.00	$1,180.40	$12.23
Class B	1,000.00	1,175.50	16.89
Class C	1,000.00	1,176.20	16.46

Hypothetical (5% return before expenses)
Class A	1,000.00	1,013.64	11.30
Class B	1,000.00	1,009.37	15.61
Class C	1,000.00	1,009.77	15.21
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2009 are as follows:

Class	Expense Ratios

Class A	2.25%
Class B	3.11
Class C	3.03
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2009

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—126.2%
Pennsylvania—94.4%
$1,200,000	Allegheny County, PA Airport Authority (Pittsburgh International Airport)[1]	6.000%		01/01/2014	$1,218,984
10,000	Allegheny County, PA COP[1]	5.000		12/01/2028	9,454
24,750,000	Allegheny County, PA GO2	1.238	[3]	11/01/2026	17,204,963
130,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.375		11/15/2022	130,785
75,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.500		11/15/2032	70,769
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125		05/01/2025	68,753
25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125		05/01/2029	20,507
3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.125		04/01/2035	2,374,817
3,600,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.450		01/01/2028	3,117,420
55,000	Allegheny County, PA HDA (Pittsburgh Mercy Health System)[1]	5.625		08/15/2026	56,702
25,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	7.700		02/01/2009	1,833
25,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	7.800		02/01/2009	1,833
1,535,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	8.625		02/01/2021	112,562
305,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	8.750		02/01/2031	22,366
21,095,000	Allegheny County, PA HDA (UPMC Health System)[1]	1.508	[3]	02/01/2037	11,470,406
5,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.000		11/01/2016	5,053
10,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.000		12/15/2018	10,005
20,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.000		11/01/2023	20,034
5,000,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375		08/15/2029	5,005,650
5,000,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500		08/15/2034	4,913,150
10,000,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.625		08/15/2039	9,920,900
50,000	Allegheny County, PA HEBA (Chatham College)[1]	5.250		11/15/2019	48,149
2,020,000	Allegheny County, PA HEBA (Chatham College)[1]	5.750		11/15/2028	1,905,325
8,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.750		11/15/2035	7,183,120
910,000	Allegheny County, PA HEBA (Chatham College)[1]	5.850		03/01/2022	905,150
1,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.950		03/01/2032	937,520
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900		10/15/2028	2,186,625
15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000		05/01/2028	13,295
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000		10/15/2038	1,665,640
115,000	Allegheny County, PA HEBA (Thiel College)[1]	5.375		11/15/2019	95,682
F1 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$110,000	Allegheny County, PA HEBA (Thiel College)[1]	5.375%	11/15/2029	$78,624
3,245,000	Allegheny County, PA HEBA (Waynesburg College)[1]	4.800	05/01/2036	2,545,897
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)[1]	5.000	12/01/2028	8,648
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	891,120
1,250,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,060,663
1,360,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	1,093,508
100,000	Allegheny County, PA IDA (USX Corp.)[1]	5.500	12/01/2029	93,939
400,000	Allegheny County, PA IDA (USX Corp.)[1]	5.600	09/01/2030	380,292
25,000	Allegheny County, PA IDA (USX Corp.)[1]	6.000	01/15/2014	25,006
270,000	Allegheny County, PA IDA (USX Corp.)[1]	6.100	01/15/2018	269,984
20,000	Allegheny County, PA IDA (USX Corp.)[1]	6.100	07/15/2020	19,933
1,970,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.100	07/01/2014	1,831,805
23,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	18,423,588
255,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	6.875	11/01/2017	252,284
90,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	7.000	11/01/2017	90,525
1,770,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,679,234
1,360,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,318,520
1,770,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,730,724
3,900,000	Allegheny, PA Airport Authority (Pittsburgh International Airport)[1]	5.000	01/01/2018	3,797,976
5,000	Armstrong County, PA IDA (Kittanning Care Center)[1]	5.375	08/20/2012	5,111
5,000	Beaver County, PA Hospital Authority (Valley Health System)[1]	5.000	05/15/2028	4,892
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[1]	5.500	11/01/2031	13,079,820
40,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[1]	6.400	01/01/2012	39,732
4,140,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[1]	6.900	01/01/2022	3,612,026
7,135,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[1]	7.000	01/01/2034	5,849,987
50,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[4,5]	10.000	01/01/2012	2,790
1,180,000	Bonneauville Borough, PA Municipal Authority[1]	5.250	06/01/2037	1,030,730
2,000,000	Bonneauville Borough, PA Municipal Authority[1]	5.300	06/01/2043	1,738,720
5,500,000	Bradford County, PA IDA (International Paper Company)[1]	5.200	12/01/2019	4,806,670
F2 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,000,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)[1]	6.200%	05/01/2019	$861,750
10,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)[1]	6.300	05/01/2029	7,558
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)[1]	5.750	01/01/2027	761,200
8,255,000	Bucks County, PA IDA (Pennsylvania Suburban Water Company)[1]	5.550	09/01/2032	7,609,954
80,000	Bucks County, PA IDA (USX Corp.)[1]	5.600	03/01/2033	75,840
2,000,000	Butler County, PA Hospital Authority (Butler Health System)[1]	7.250	07/01/2039	2,084,480
5,000	Butler County, PA Hospital Authority (Butler Memorial Hospital)[1]	5.250	07/01/2012	5,012
145,000	Butler County, PA Hospital Authority (Butler Memorial Hospital)[1]	5.250	07/01/2016	145,305
75,000	Butler County, PA Hospital Authority (Butler Memorial Hospital)[1]	5.250	07/01/2016	75,158
480,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	405,403
880,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	685,045
100,000	Cambridge, PA Area Joint Authority[1]	5.250	12/01/2021	99,997
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	2,457,626
25,000	Carbondale, PA Hsg. Corp.[1]	8.125	05/01/2019	25,000
3,995,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2044	4,083,090
900,000	Chartiers Valley, PA Industrial and Commercial Devel. Authority (Asbury Health Center)[1]	5.750	12/01/2022	702,270
1,505,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2021	1,486,142
2,750,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2031	2,514,435
245,000	Chester County, PA H&EFA (Devereaux Foundation)[1]	5.500	05/01/2027	245,162
25,000	Chester County, PA H&EFA (Immaculata College)[1]	5.300	10/15/2011	24,718
30,000	Chester County, PA H&EFA (Immaculata College)[1]	5.400	10/15/2012	29,458
65,000	Chester County, PA H&EFA (Immaculata College)[1]	5.600	10/15/2018	57,024
25,000	Chester County, PA H&EFA (Immaculata College)[1]	5.625	10/15/2027	19,051
45,000	Chester County, PA H&EFA (Jefferson Health System)[1]	5.250	05/15/2022	45,193
23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[6]	5.000	02/01/2041	21,158,788
1,100,000	Chester County, PA IDA (Collegium Charter School)[1]	5.000	04/15/2022	771,694
7,595,000	Chester County, PA IDA (Collegium Charter School)[1]	5.500	04/15/2031	4,894,294
15,000	Clarion County, PA Hospital Authority (Clarion Hospital)[1]	5.750	07/01/2017	15,019
800,000	Crawford County, PA Hospital Authority (Wesbury United Methodist Community)[1]	6.125	08/15/2019	705,576
1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000	01/01/2027	847,690
F3 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$12,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000%	01/01/2036	$9,293,400
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2020	914,690
1,950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2021	1,764,224
6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500	07/01/2024	6,389,413
60,000	Delaware County, PA Authority (CCMC)[1]	5.300	12/01/2027	47,894
2,500,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2026	1,941,875
15,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.375	12/01/2018	13,655
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2022	28,584
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2031	28,584
120,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	128,398
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,178,676
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	276,668
2,530,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2031	2,399,275
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	981,660
3,000,000	Delaware County, PA Authority (Neumann College)[1]	6.250	10/01/2038	3,048,300
18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[6]	5.000	11/01/2038	16,654,661
11,055,000	Delaware County, PA IDA (Aqua Pennsylvania)[6]	5.000	11/01/2038	9,873,167
4,530,000	Delaware County, PA IDA (Naamans Creek)[1]	7.000	12/01/2036	3,579,380
5,370,000	Delaware County, PA IDA (Pennsylvania Suburban Water Company)[1]	5.150	09/01/2032	4,947,918
45,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	5.350	10/01/2031	42,974
45,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	6.000	06/01/2029	45,126
50,000	Delaware River Port Authority PA/NJ1	5.000	01/01/2026	48,102
10,000	Derry Township, PA GO1	5.700	09/15/2013	10,037
25,000	Derry Township, PA Municipal Authority[1]	5.100	12/01/2020	25,018
15,000	East Hempfield Township, PA IDA (Homestead Village)[1]	6.375	11/01/2023	11,440
140,000	Erie County, PA IDA (International Paper Company)[1]	5.000	11/01/2018	121,367
10,000	Erie County, PA IDA (International Paper Company)[1]	5.850	12/01/2020	9,048
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500	03/15/2038	2,574,300
2,240,000	Erie-Western PA Port Authority[1]	5.125	06/15/2016	2,254,694
F4 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$5,585,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000%	09/01/2019	$5,110,945
45,000	Franklin County, PA IDA (The Chambersburg Hospital)[1]	5.000	07/01/2022	39,879
10,000	Gettysburg, PA Municipal Authority (Gettysburg College)[1]	5.000	08/15/2023	9,930
575,000	Harveys Lake, PA General Municipal Authority (Misericordia University)[1]	6.000	05/01/2019	528,120
7,130,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)[1]	6.000	12/01/2037	4,872,143
90,000	Indiana County, PA IDA Pollution Control (Metropolitan Edison Company)[1]	5.950	05/01/2027	84,371
115,000	Indiana County, PA IDA Pollution Control (PSEG Power LLC)[1]	5.850	06/01/2027	106,592
1,530,000	Jefferson County, PA GO1	5.625	06/01/2028	1,496,003
5,075,000	Jefferson County, PA GO1	5.875	06/01/2035	4,770,348
25,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)[1]	5.700	09/01/2018	20,876
20,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)[1]	5.750	09/01/2023	14,970
25,000	Lancaster County, PA Hospital Authority (St. Anne’s Home for the Aged)[1]	6.500	04/01/2015	24,956
25,000	Lancaster County, PA Solid Waste Management Authority[1]	5.000	12/15/2014	24,701
10,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375	05/01/2013	10,557
10,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375	05/01/2018	9,930
35,000	Latrobe, PA IDA (St. Vincent College)[1]	5.700	05/01/2031	31,128
13,850,000	Lawrence County, PA IDA (Shenango Presbyterian Center)[1]	5.625	11/15/2037	9,329,776
1,020,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	6.000	12/15/2023	829,852
1,060,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	7.625	11/01/2021	1,033,956
750,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	7.750	11/01/2033	683,580
1,265,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	5.800	11/01/2012	1,140,233
8,190,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	6,085,825
2,000,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	1,486,160
1,100,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	715,132
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	2,340,432
115,000	Lehigh County, PA GPA (Lehigh Valley Hospital)[1]	5.625	07/01/2015	115,097
10,000	Luzerne County, PA Flood Protection Authority[1]	5.000	01/15/2023	9,932
22,500,000	Luzerne County, PA IDA (Pennsylvania-American Water)[6]	5.100	09/01/2034	20,130,975
10,000	Luzerne County, PA IDA (Pennsylvania-American Water)[1]	5.100	09/01/2034	8,947
170,000	Lycoming County, PA Hospital Authority (MVH/DPH Obligated Group)	5.250	11/15/2015	170,058
30,000	Lycoming County, PA Hospital Authority (MVH/DPH Obligated Group)	5.500	11/15/2022	27,820
F5 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$70,000	Lycoming County, PA Hospital Authority (WH/NCPHS Obligated Group)	5.250%	11/15/2015	$70,024
35,000	Lycoming County, PA Hospital Authority (WH/NCPHS Obligated Group)	5.375	11/15/2010	35,039
2,730,000	McKean County, PA Hospital Authority (Bradford Hospital)[1]	5.000	10/01/2020	2,067,538
2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)[1]	5.250	10/01/2030	1,884,681
595,000	Millcreek, PA Richland Joint Authority[1]	5.250	08/01/2022	562,811
1,355,000	Millcreek, PA Richland Joint Authority[1]	5.375	08/01/2027	1,241,641
825,000	Millcreek, PA Richland Joint Authority[1]	5.375	08/01/2027	755,981
1,000,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	866,070
2,445,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	2,117,541
75,000	Monroe County, PA Hospital Authority (Pocono Medical Center)[1]	5.625	01/01/2032	65,787
10,000	Montgomery County, PA HEHA (Abington Memorial Hospital)	5.000	06/01/2028	8,788
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2027	18,365
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2032	17,479
110,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	94,909
50,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	39,899
80,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)[1]	5.250	10/01/2023	69,025
880,000	Montgomery County, PA IDA (ACTS Retirement Life Community)[1]	5.250	11/15/2028	771,346
270,000	Montgomery County, PA IDA (Pennsylvania-American Water Company)[1]	5.050	06/01/2029	241,037
3,840,000	Montgomery County, PA IDA (Wordsworth Academy)[1]	8.000	09/01/2024	3,617,626
1,000,000	Mount Lebanon, PA Hospital Authority (St. Claire Memorial Hospital)[1]	5.625	07/01/2032	941,720
90,000	New Morgan, PA IDA (Browning-Ferris Industries)[1]	6.500	04/01/2019	89,933
2,085,000	New Wilmington, PA Municipal Authority (Westminster College)[1]	5.000	05/01/2027	1,856,901
85,000	Northampton County, PA IDA (Moravian Hall Square)[2]	5.350	07/01/2010	85,088
25,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.550	07/01/2014	25,008
40,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.700	07/01/2020	39,901
830,000	Northumberland County, PA IDA (Aqua Pennsylvania)[1]	5.050	10/01/2039	684,634
1,205,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500	02/15/2033	809,531
F6 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,770,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.500%	02/15/2029	$1,608,063
3,740,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750	02/15/2029	3,486,391
11,400,000	PA EDFA (30th Street Garage)[1]	5.875	06/01/2033	9,874,908
10,000,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	10,081,400
50,000	PA EDFA (Amtrak)[1]	6.000	11/01/2011	50,646
250,000	PA EDFA (Amtrak)[1]	6.125	11/01/2021	230,338
5,005,000	PA EDFA (Amtrak)[1]	6.250	11/01/2031	4,502,698
12,475,000	PA EDFA (Amtrak)[1]	6.375	11/01/2041	11,182,715
40,000,000	PA EDFA (Bionol Clearfield)[1]	8.500	07/15/2015	33,127,200
500,000	PA EDFA (Fayette Thermal)[1]	5.250	12/01/2016	379,515
35,000	PA EDFA (Fayette Thermal)[1]	5.500	12/01/2021	23,953
14,700,000	PA EDFA (National Gypsum Company)[1]	6.125	11/01/2027	8,298,150
5,000,000	PA EDFA (National Gypsum Company)[1]	6.250	11/01/2027	2,822,100
8,515,000	PA EDFA (Northampton Generating)[1]	6.500	01/01/2013	6,236,131
21,800,000	PA EDFA (Northampton Generating)[1]	6.600	01/01/2019	16,489,302
1,000,000	PA EDFA (Northampton Generating)	6.875	01/01/2011	623,740
12,000,000	PA EDFA (Northampton Generating)	6.950	01/01/2021	6,625,080
45,000	PA EDFA (Northwestern Human Services)[1]	5.125	06/01/2018	35,951
3,000,000	PA EDFA (Northwestern Human Services)[1]	5.250	06/01/2028	2,005,920
1,450,000	PA EDFA (Reliant Energy)[1]	6.750	12/01/2036	1,358,056
1,575,000	PA EDFA (Reliant Energy)[1]	6.750	12/01/2036	1,475,129
6,130,000	PA EDFA (Reliant Energy/Reliant Seward Obligated Group)[1]	6.750	12/01/2036	5,741,297
57,825,000	PA EDFA (USG Corp.)[1]	6.000	06/01/2031	37,422,027
4,870,000	PA EDFA (Waste Management)[1]	5.100	10/01/2027	4,297,775
30,000,000	PA Geisinger Authority Health System, Series A6	5.250	06/01/2039	29,798,250
400,000	PA Harrisburg University Authority (Harrisburg University of Science)[1]	5.400	09/01/2016	387,748
50,000	PA HEFA (Allegheny College)[1]	5.000	11/01/2026	49,999
755,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.700	11/15/2011	730,244
3,185,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.875	11/15/2021	2,601,827
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	847,060
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	5.000	07/01/2028	61,450
115,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2032	104,312
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	52,874
1,475,000	PA HEFA (College of Science & Agriculture)[1]	5.350	04/15/2028	1,173,068
1,460,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.650	04/15/2025	1,243,511
815,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2029	668,936
F7 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$220,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750%		04/15/2034	$173,983
3,210,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800		04/15/2030	2,638,941
3,385,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800		04/15/2033	2,714,939
55,000	PA HEFA (Drexel University)[1]	5.750		05/01/2022	55,095
4,000,000	PA HEFA (Edinboro University Foundation)[1]	5.750		07/01/2028	3,585,760
5,500,000	PA HEFA (Edinboro University Foundation)[1]	5.875		07/01/2038	4,745,620
5,825,000	PA HEFA (Edinboro University Foundation)[1]	6.000		07/01/2042	5,055,634
1,780,000	PA HEFA (Elizabethtown College)[1]	5.000		12/15/2021	1,697,693
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000		12/15/2027	3,590,920
130,000	PA HEFA (Frontier II)[1]	5.125		04/01/2033	102,753
2,000,000	PA HEFA (La Salle University)[1]	5.000		05/01/2037	1,634,040
50,000	PA HEFA (La Salle University)[1]	5.500		05/01/2034	43,882
1,490,000	PA HEFA (Marywood University)[1]	5.125		06/01/2029	1,331,911
1,100,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.600		11/15/2010	1,083,379
35,085,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2016	31,423,529
70,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2016	62,695
9,740,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2021	7,956,606
250,000	PA HEFA (Philadelphia University)[1]	5.000		06/01/2035	190,868
3,000,000	PA HEFA (Philadelphia University)[1]	5.125		06/01/2025	2,590,260
2,000,000	PA HEFA (Philadelphia University)[1]	5.250		06/01/2032	1,623,160
2,005,000	PA HEFA (Philadelphia University)[1]	5.500		06/01/2020	1,889,231
105,000	PA HEFA (St. Francis University)[1]	5.750		11/01/2023	89,025
3,925,000	PA HEFA (St. Francis University)[1]	6.250		11/01/2018	3,684,594
25,000	PA HEFA (University of the Arts)[1]	5.750		03/15/2030	22,492
100,000	PA HEFA (UPMC Health System)[1]	5.000		08/01/2029	100,056
30,000	PA HEFA (UPMC Health System)[1]	6.000		01/15/2031	30,643
650,000	PA HEFA (Widener University)[1]	5.000		07/15/2026	597,623
100,000	PA HEFA (Widener University)[1]	5.250		07/15/2024	96,670
70,000	PA HEFA (Widener University)[1]	5.400		07/15/2036	62,960
11,670,000	PA HFA (Single Family Mtg.)[6]	4.700		10/01/2037	10,049,554
35,000	PA HFA (Single Family Mtg.)[1]	4.700		10/01/2037	30,070
34,565,000	PA HFA (Single Family Mtg.), Series 100A6	5.350		10/01/2033	33,560,011
15,000,000	PA HFA (Single Family Mtg.), Series 102A6	5.500		10/01/2034	14,817,750
1,285,000	PA HFA (Single Family Mtg.), Series 102A1	5.500		10/01/2034	1,269,374
9,180,000	PA HFA (Single Family Mtg.), Series 61A6	5.450		10/01/2021	9,186,059
25,000	PA HFA (Single Family Mtg.), Series 62A1	5.200		10/01/2011	25,221
570,000	PA HFA (Single Family Mtg.), Series 63A1	5.448	[7]	04/01/2030	164,650
60,000	PA HFA (Single Family Mtg.), Series 64[1]	5.000		10/01/2017	60,031
5,000	PA HFA (Single Family Mtg.), Series 66A1	5.650		04/01/2029	4,980
F8 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$18,000,000	PA HFA (Single Family Mtg.), Series 72A6	5.350%	10/01/2031	$17,610,120
190,000	PA HFA (Single Family Mtg.), Series 72A1	5.350	10/01/2031	185,883
11,400,000	PA HFA (Single Family Mtg.), Series 73A6	5.350	10/01/2022	11,484,816
11,020,000	PA HFA (Single Family Mtg.), Series 74B6	5.150	10/01/2022	11,073,667
4,170,000	PA HFA (Single Family Mtg.), Series 95A1	4.875	10/01/2031	3,828,185
30,515,000	PA HFA (Single Family Mtg.), Series 96A6	4.700	10/01/2037	26,258,459
4,380,000	PA HFA (Single Family Mtg.), Series 97A1	5.500	10/01/2032	4,398,396
9,000,000	PA HFA (Single Family Mtg.), Series 99A6	5.250	10/01/2032	8,661,658
15,045,000	PA HFA (Single Family Mtg.), Series 99A6	5.300	10/01/2037	14,150,969
1,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2020	1,163,901
1,400,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2023	1,220,156
2,245,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2025	1,894,960
3,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2026	2,735,972
900,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2027	743,913
2,510,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2028	2,043,993
1,470,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000	12/01/2030	1,171,384
24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[6]	6.000	06/01/2029	26,017,601
50,000	PA St. Mary Hospital Authority (Franciscan Health)[1]	7.000	06/15/2015	50,033
15,000	PA State Public School Building Authority (Butler College)[1]	5.400	07/15/2012	15,482
5,000	PA State Public School Building Authority (Chester Upland School District)[1]	5.150	11/15/2026	5,033
5,000	PA Turnpike Commission[1]	5.000	12/01/2023	4,964
300,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital)[1]	6.250	01/01/2032	261,324
5,000	Patterson Township, PA Municipal Authority[1]	5.500	04/15/2011	5,009
25,000	Penn Hills, PA GO1	5.850	12/01/2014	25,096
135,000	Philadelphia, PA Airport[1]	5.375	06/15/2015	135,675
15,000	Philadelphia, PA Airport, Series B1	5.250	06/15/2031	13,404
5,000	Philadelphia, PA Authority for Industrial Devel.[1]	5.250	10/01/2030	5,521
6,720,000	Philadelphia, PA Authority for Industrial Devel. (Aero Philadelphia)[1]	5.500	01/01/2024	4,606,090
3,870,000	Philadelphia, PA Authority for Industrial Devel. (Air Cargo)[1]	7.500	01/01/2025	3,286,830
25,000	Philadelphia, PA Authority for Industrial Devel. (American College of Physicians)[1]	6.000	06/15/2030	25,032
1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[1]	5.500	11/15/2018	873,310
786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[1]	5.600	11/15/2028	455,291
F9 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$20,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	5.600%	04/01/2012	$19,785
35,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	5.700	04/01/2015	33,002
450,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750	04/01/2023	385,205
2,600,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875	04/01/2034	2,098,798
2,750,000	Philadelphia, PA Authority for Industrial Devel. (First Mtg.-CPAP)[1]	6.125	04/01/2019	1,628,138
30,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.000	07/01/2019	29,042
10,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.125	07/01/2020	9,763
3,915,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.125	07/01/2028	3,588,411
115,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.250	07/01/2028	107,037
5,000,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport), Series A1	5.400	07/01/2022	4,938,050
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,284,300
1,370,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.000	01/01/2015	1,269,963
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.125	01/01/2021	1,183,515
1,400,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)[1]	6.100	07/01/2033	1,110,256
780,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	705,206
1,240,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	983,370
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,206,530
1,160,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)[1]	6.100	07/01/2033	919,926
25,000	Philadelphia, PA Gas Works[1]	5.000	07/01/2014	25,050
15,000	Philadelphia, PA Gas Works[1]	5.000	07/01/2026	15,004
1,210,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	1,105,904
60,000	Philadelphia, PA H&HEFA (North Philadelphia Health System)[1]	5.375	01/01/2028	60,084
19,420,000	Philadelphia, PA H&HEFA (Temple University Hospital)[1]	5.500	07/01/2026	16,235,897
F10 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,000,000	Philadelphia, PA Municipal Authority[1]	6.500%	04/01/2034	$1,009,880
5,000	Philadelphia, PA New Public Housing Authority[1]	5.000	04/01/2012	5,453
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	19,759
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2023	725,270
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2028	1,004,925
170,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1]	5.450	02/01/2023	177,291
2,580,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000	10/01/2023	2,136,472
4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	3,106,980
9,645,000	Philadelphia, PA Redevel. Authority (Residential Mtg.)[1]	4.750	12/01/2028	8,789,778
10,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.000	02/01/2024	9,818
50,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.000	02/01/2029	48,073
40,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.250	02/01/2031	37,928
3,000,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	2,941,410
20,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.200	10/01/2020	20,059
30,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.250	10/01/2029	29,594
775,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	6.250	10/01/2028	781,944
10,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	7.250	02/01/2024	10,011
40,000	Pittsburgh, PA Urban Redevel. Authority, Series B1	5.350	10/01/2022	40,298
60,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.600	04/01/2020	60,025
25,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.700	04/01/2030	25,002
35,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.900	10/01/2022	35,049
750,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.950	10/01/2029	750,473
5,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	7.125	08/01/2013	5,009
30,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	5.250	08/01/2028	25,278
120,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	6.050	08/01/2024	119,056
1,000,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	867,750
390,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	338,423
4,170,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	3,284,709
235,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	185,110
F11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)[1]	5.000%	11/01/2028	$10,002
2,100,000	Scranton, PA Parking Authority[1]	5.250	06/01/2034	1,738,170
8,500,000	Scranton, PA Parking Authority[1]	5.250	06/01/2039	6,859,925
145,000	Scranton, PA School District[1]	5.000	04/01/2022	146,069
5,000	Sharon, PA Regional Health System Authority (SRPS/ SRHS Obligated Group)[1]	5.000	12/01/2028	4,385
245,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.000	07/01/2028	207,669
5,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.375	07/01/2022	4,713
355,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.250	07/01/2026	318,918
15,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.375	07/01/2016	15,035
100,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2028	82,343
45,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2033	34,327
140,000	Susquehanna, PA Area Regional Airport Authority[1]	5.375	01/01/2018	116,875
4,300,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500	01/01/2038	3,674,350
1,000,000	Susquehanna, PA Area Regional Airport Authority (Aero Harrisburg)[1]	5.500	01/01/2024	691,440
15,000	Union County, PA Hospital Authority (United Methodist Continuing Care Services)[1]	6.250	04/01/2012	14,763
75,000	Washington County, PA Hospital Authority (Washington Hospital)[1]	5.125	07/01/2028	63,142
8,000,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450	07/01/2035	4,709,280
550,000	Washington, PA Township Municipal Authority[1]	5.875	12/15/2023	418,303
2,475,000	Washington, PA Township Municipal Authority[1]	6.000	12/15/2033	1,901,171
1,085,000	Westmoreland County, PA IDA (Redstone Retirement Community)[1]	5.875	01/01/2032	788,979
35,000	Westmoreland County, PA Redevel. Authority (Harmon House)[1]	5.400	06/20/2028	35,160
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2027	4,300,350
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2037	3,921,450
10,000	York County, PA IDA (PSEG Power)[1]	5.500	09/01/2020	10,088
5,000	York, PA Hsg. Corp. Mtg., Series A1	6.875	11/01/2009	5,016

				933,090,726
F12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions—31.8%
$45,000	Guam GO1	5.375%		11/15/2013	$42,931
750,000	Guam GO1	6.750		11/15/2029	753,930
1,000,000	Guam GO1	7.000		11/15/2039	1,003,120
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	722,176
4,325,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	3,219,487
1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	1,066,830
38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[7]	06/01/2057	300,712
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	888,740
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	813,790
600,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	542,286
2,610,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	1,735,102
1,855,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,236,599
1,280,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	1,037,338
4,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[8]	07/01/2024	3,614,490
3,145,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	3,051,027
29,080,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	25,608,139
88,895,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	63,788,385
68,835,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	49,230,792
457,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.432	[7]	05/15/2050	10,142,775
136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[7]	05/15/2055	1,587,120
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[7]	05/15/2057	17,461,370
1,725,000	Puerto Rico Commonwealth GO1	6.000		07/01/2038	1,665,298
13,300,000	Puerto Rico Electric Power Authority, Series UU1	1.080	[3]	07/01/2025	6,593,475
31,890,000	Puerto Rico Electric Power Authority, Series UU1	1.100	[3]	07/01/2031	15,681,908
25,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	20,813
445,000	Puerto Rico Highway & Transportation Authority, Series AA1	5.000		07/01/2035	373,537
325,000	Puerto Rico Highway & Transportation Authority, Series H1	5.000		07/01/2028	281,570
2,750,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2027	2,393,160
4,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	3,437,280
700,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	604,884
2,105,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	846,610
F13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$12,000,000	Puerto Rico Infrastructure[1]	5.000%		07/01/2041	$9,603,120
700,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	572,138
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	456,794
235,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	211,465
500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	396,130
790,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)[1]	5.750		06/01/2019	393,973
26,535,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	10,673,969
1,170,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	470,551
75,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	75,144
1,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,007,190
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,017,260
1,015,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	853,514
10,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125		08/01/2029	10,783,710
32,485,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[7]	08/01/2034	5,958,724
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.750		08/01/2057	22,688,482
1,075,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	918,448
6,645,000	V.I. Government Refinery Facilities (Hovensa Coker)[1]	6.500		07/01/2021	6,609,183
25,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	21,249
4,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	3,978,440
8,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	7,035,705
1,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	1,410,690
5,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	4,810,050
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[7]	05/15/2035	1,419,383
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[7]	05/15/2035	159,489
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[7]	05/15/2035	255,308
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[7]	05/15/2035	371,070
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	26,354
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	1,706,110
435,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	370,098

					313,999,415

Total Investments, at Value (Cost $1,467,492,491)—126.2%					1,247,090,141
Liabilities in Excess of Other Assets—(26.2)					(258,809,717)

Net Assets—100.0%					$988,280,424

F14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2009 was $17,290,051, which represents 1.75% of the Fund’s net assets. See Note 5 of accompanying Notes.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Issue is in default. See Note 1 of accompanying Notes.

5.	Non-income-accruing security.

6.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

7.	Zero coupon bond reflects effective yield on the date of purchase.

8.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$933,090,726	$—	$933,090,726
U.S. Possessions	—	313,999,415	—	313,999,415

Total Assets	$—	$1,247,090,141	$—	$1,247,090,141

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
To simplify the listings of securities, abbreviations are used per the table below:

ACTS	Adult Communities Total Services
ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BSVHS	Baptist/St. Vincent’s Health System
CCMC	Crozer-Chester Medical Center
CKHS	Crozer-Keystone Health System
COP	Certificates of Participation
CPAP	Crime Prevention Assoc. of Philadelphia
DCMH	Delaware County Memorial Hospital
DOCNHS	Daughters of Charity National Health Systems
DPH	Divine Providence Hospital
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
HFA	Housing Finance Agency
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MCP	Medical College Of Pennsylvania
MHH	Mercy Haverford Hospital
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
MVH	Muncy Valley Hospital
NCPHS	North Central Pennsylvania Health System
PPAM	Philadelphia Presbytery Apartments of Morrisville
PSEG	Public Service Enterprise Group
ROLs	Residual Option Longs
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SRHS	Sharon Regional Health System
SRPS	Sharon Regional Physicians Services
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WH	Williamsport Hospital
WMHS	Western Maryland Health Systems
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2009

Assets
Investments, at value (cost $1,467,492,491)—see accompanying statement of investments	$1,247,090,141
Cash	641,221
Receivables and other assets:
Interest	15,920,598
Investments sold	6,879,595
Shares of beneficial interest sold	1,637,382
Other	1,338,774

Total assets	1,273,507,711

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	203,865,000
Payable on borrowings (See Note 6)	78,500,000
Shares of beneficial interest redeemed	1,655,062
Dividends	583,346
Trustees’ compensation	145,346
Distribution and service plan fees	122,325
Transfer and shareholder servicing agent fees	51,246
Shareholder communications	43,369
Interest expense on borrowings	35,277
Other	226,316

Total liabilities	285,227,287

Net Assets	$988,280,424

Composition of Net Assets
Paid-in capital	$1,329,770,367
Accumulated net investment income	7,840,576
Accumulated net realized loss on investments	(128,928,169)
Net unrealized depreciation on investments	(220,402,350)

Net Assets	$988,280,424

F17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $675,030,831 and 72,718,255 shares of beneficial interest outstanding)	$9.28
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.74

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,650,482 and 7,506,405 shares of beneficial interest outstanding)	$9.28

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $243,599,111 and 26,285,423 shares of beneficial interest outstanding)	$9.27
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2009

Investment Income
Interest	$90,855,163
Other income	678

Total investment income	90,855,841

Expenses
Management fees	4,637,880
Distribution and service plan fees:
Class A	951,978
Class B	708,985
Class C	2,044,504
Transfer and shareholder servicing agent fees:
Class A	333,391
Class B	92,493
Class C	167,470
Shareholder communications:
Class A	43,426
Class B	16,792
Class C	27,957
Borrowing fees	6,371,193
Interest expense and fees on short-term floating rate notes issued (See Note 1)	4,635,960
Interest expense on borrowings	1,895,819
Trustees’ compensation	41,906
Custodian fees and expenses	11,283
Other	164,211

Total expenses	22,145,248
Less reduction to custodian expenses	(68)

Net expenses	22,145,180

Net Investment Income	68,710,661

Realized and Unrealized Loss
Net realized loss on investments	(101,498,274)
Net change in unrealized depreciation on investments	(108,702,389)

Net Decrease in Net Assets Resulting from Operations	$(141,490,002)

See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2009	2008

Operations
Net investment income	$68,710,661	$65,866,742
Net realized loss	(101,498,274)	(28,869,031)
Net change in unrealized depreciation	(108,702,389)	(154,646,743)

Net decrease in net assets resulting from operations	(141,490,002)	(117,649,032)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(44,125,525)	(42,432,302)
Class B	(4,766,155)	(6,216,699)
Class C	(13,920,491)	(13,133,368)

	(62,812,171)	(61,782,369)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,248,673)	65,431,917
Class B	(29,668,556)	(39,865,791)
Class C	(256,208)	11,416,068

	(35,173,437)	36,982,194

Net Assets
Total decrease	(239,475,610)	(142,449,207)
Beginning of period	1,227,756,034	1,370,205,241

End of period (including accumulated net investment income of $7,840,576 and $4,639,350, respectively)	$988,280,424	$1,227,756,034

See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(141,490,002)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(330,459,638)
Proceeds from disposition of investment securities	323,960,465
Short-term investment securities, net	48,794,872
Premium amortization	1,724,889
Discount accretion	(10,580,865)
Net realized loss on investments	101,498,274
Net change in unrealized depreciation on investments	108,702,389
Decrease in interest receivable	451,261
Increase in receivable for securities sold	(2,058,101)
Increase in other assets	(1,220,353)
Decrease in payable for securities purchased	(2,827,688)
Increase in payable for accrued expenses	42,312

Net cash provided by operating activities	96,537,815

Cash Flows from Financing Activities
Proceeds from bank borrowings	566,700,000
Payments on bank borrowings	(533,300,000)
Payments on short-term floating rate notes issued	(29,355,000)
Proceeds from shares sold	191,443,762
Payments on shares redeemed	(269,018,972)
Cash distributions paid	(22,804,350)

Net cash used in financing activities	(96,334,560)
Net increase in cash	203,255
Cash, beginning balance	437,966

Cash, ending balance	$641,221

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $40,822,448.
Cash paid for interest on bank borrowings—$1,934,727.
Cash paid for interest on short-term floating rate notes issued—$4,635,960.
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$11.12	$12.77	$12.75	$12.85	$11.76

Income (loss) from investment operations:
Net investment income[1]	.69	.64	.59	.62	.67
Net realized and unrealized gain (loss)	(1.90)	(1.69)	.02	(.10)	1.10

Total from investment operations	(1.21)	(1.05)	.61	.52	1.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.60)	(.59)	(.62)	(.68)

Net asset value, end of period	$9.28	$11.12	$12.77	$12.75	$12.85

Total Return, at Net Asset Value[2]	(10.41)%	(8.42)%	4.81%	4.21%	15.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$675,031	$816,645	$868,070	$600,716	$384,863

Average net assets (in thousands)	$640,109	$847,089	$747,558	$484,153	$295,002

Ratios to average net assets:[3]
Net investment income	7.53%	5.33%	4.57%	4.88%	5.35%
Expenses excluding interest and fees on short-term floating rate notes issued	1.60%	0.81%	0.74%	0.82%	0.81%
Interest and fees on short-term floating rate notes issued[4]	0.49%	0.60%	0.61%	0.59%	0.40%

Total expenses	2.09%[5]	1.41%[5]	1.35%[5]	1.41%	1.21%[5]

Portfolio turnover rate	30%	51%	4%	19%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class B Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$11.12	$12.76	$12.75	$12.85	$11.76

Income (loss) from investment operations:
Net investment income[1]	.60	.54	.49	.53	.57
Net realized and unrealized gain (loss)	(1.89)	(1.68)	.01	(.10)	1.11

Total from investment operations	(1.29)	(1.14)	.50	.43	1.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.50)	(.49)	(.53)	(.59)

Net asset value, end of period	$9.28	$11.12	$12.76	$12.75	$12.85

Total Return, at Net Asset Value[2]	(11.16)%	(9.07)%	3.93%	3.41%	14.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,650	$119,418	$179,266	$196,704	$189,643

Average net assets (in thousands)	$78,974	$148,180	$193,167	$193,225	$173,663

Ratios to average net assets:[3]
Net investment income	6.66%	4.51%	3.81%	4.14%	4.62%
Expenses excluding interest and fees on short-term floating rate notes issued	2.40%	1.60%	1.52%	1.59%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.49%	0.60%	0.61%	0.59%	0.40%

Total expenses	2.89%[5]	2.20%[5]	2.13%[5]	2.18%	1.99%[5]

Portfolio turnover rate	30%	51%	4%	19%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$11.11	$12.75	$12.73	$12.83	$11.75

Income (loss) from investment operations:
Net investment income[1]	.61	.55	.49	.52	.57
Net realized and unrealized gain (loss)	(1.89)	(1.68)	.02	(.09)	1.10

Total from investment operations	(1.28)	(1.13)	.51	.43	1.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.51)	(.49)	(.53)	(.59)

Net asset value, end of period	$9.27	$11.11	$12.75	$12.73	$12.83

Total Return, at Net Asset Value[2]	(11.11)%	(9.05)%	4.02%	3.41%	14.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$243,599	$291,693	$322,869	$220,256	$133,569

Average net assets (in thousands)	$227,214	$309,446	$274,274	$174,354	$96,508

Ratios to average net assets:[3]
Net investment income	6.74%	4.56%	3.80%	4.10%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.37%	1.58%	1.50%	1.58%	1.59%
Interest and fees on short-term floating rate notes issued[4]	0.49%	0.60%	0.61%	0.59%	0.40%

Total expenses	2.86%[5]	2.18%[5]	2.11%[5]	2.17%	1.99%[5]

Portfolio turnover rate	30%	51%	4%	19%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing
F25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
“bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from
F26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

its investments in inverse floaters amount to $203,865,000 as of July 31, 2009, which represents 16.01% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2009, municipal bond holdings with a value of $303,174,987 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $203,865,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
F27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
At July 31, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	4.890%	2/1/41	$5,223,788
3,690,000	Delaware County, PA IDA ROLs[3]	10.313	11/1/37	2,508,167
6,240,000	Delaware County, PA IDA ROLs[3]	10.318	11/1/38	4,189,661
7,500,000	Luzerne County, PA IDA (Water Facility) ROLs[3]	11.046	9/1/34	5,130,975
9,000,000	PA Austin Trust Various States Inverse Certificates	8.091	10/1/31	8,610,120
7,500,000	PA Austin Trust Various States Inverse Certificates	8.351	10/1/34	7,317,750
7,965,000	PA Austin Trust Various States Inverse Certificates	8.093	10/1/33	7,501,517
7,500,000	PA Geisinger Authority Health System DRIVERS	15.065	6/1/39	7,298,250
5,700,000	PA HFA (Single Family Mtg.) DRIVERS	7.957	10/1/22	5,784,816
5,510,000	PA HFA (Single Family Mtg.) DRIVERS	7.611	10/1/22	5,563,667
2,295,000	PA HFA (Single Family Mtg.) ROLs	16.145	10/1/21	2,301,059
4,320,000	PA HFA (Single Family Mtg.) ROLs[3]	8.369	10/1/32	3,981,658
6,525,000	PA HFA (Single Family Mtg.) ROLs	16.217	10/1/37	8,120,819
5,170,000	PA HFA (Single Family Mtg.) ROLs[3]	14.313	10/1/33	4,628,494
4,395,000	PA HFA (Single Family Mtg.) ROLs[3]	13.655	10/1/37	3,500,969
6,450,000	PA HFA (Single Family Mtg.) ROLs[3]	10.249	10/1/37	3,997,194
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs	17.244	6/1/29	7,557,601
5,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.346	8/1/57	6,093,482

				$99,309,987

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F16 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $107,225,000.
F28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 31, 2009 is as follows:

Cost	$1,851,422
Market Value	$141,384
Market Value as a % of Net Assets	0.01%
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$8,586,968	$—	$113,095,434	$236,235,088

1.	As of July 31, 2009, the Fund had $53,776,864 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2009, details of the capital loss carryforwards were as follows:
F29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued

Expiring
2013	$1,195,731
2016	3,710,588
2017	48,870,545

Total	$53,776,864

2.	As of July 31, 2009, the Fund had $59,318,570 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Reduction to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$2,697,264	$2,697,264
The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 was as follows:

	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

Distributions paid from:
Exempt-interest dividends	$62,777,844	$61,443,123
Ordinary income	34,327	339,246

Total	$62,812,171	$61,782,369

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,290,804,617

Gross unrealized appreciation	$21,859,709
Gross unrealized depreciation	(258,094,797)

Net unrealized depreciation	$(236,235,088)

F30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$13,432
Payments Made to Retired Trustees	9,215
Accumulated Liability as of July 31, 2009	93,531
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on
F31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	15,579,306	$139,183,042	21,573,103	$259,898,687
Dividends and/or distributions reinvested	3,275,494	28,958,010	2,369,899	28,250,705
Redeemed	(19,560,021)	(173,389,725)	(18,514,493)	(222,717,475)

Net increase (decrease)	(705,221)	$(5,248,673)	5,428,509	$65,431,917

Class B
Sold	814,483	$7,347,046	906,865	$10,869,239
Dividends and/or distributions reinvested	336,886	2,975,814	314,181	3,754,212
Redeemed	(4,385,820)	(39,991,416)	(4,526,798)	(54,489,242)

Net decrease	(3,234,451)	$(29,668,556)	(3,305,752)	$(39,865,791)

Class C
Sold	5,064,611	$44,530,477	7,042,961	$84,742,682
Dividends and/or distributions reinvested	1,008,767	8,888,624	710,354	8,456,138
Redeemed	(6,052,932)	(53,675,309)	(6,814,346)	(81,782,752)

Net increase (decrease)	20,446	$(256,208)	938,969	$11,416,068

F32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$330,459,638	$323,960,465
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2009, the Fund paid $592,779 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the
F33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$3,437,106
Class C	4,388,583
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2009	$293,891	$20,254	$197,807	$35,385
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term
F34 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.437% as of July 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2009 equal 0.87% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.437%. Details of the borrowings for the year ended July 31, 2009 are as follows:

Average Daily Loan Balance	$96,714,795
Average Daily Interest Rate	1.934%
Fees Paid	$7,506,719
Interest Paid	$1,934,727
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time
F35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
8. Pending Litigation Continued
period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F36 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (one of portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 17, 2009
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THIS PAGE INTENTIONALLY LEFT BLANK.
F38 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2009 are eligible for the corporate dividend-received deduction. 99.95% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the
28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier and Troy Willis, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load Pennsylvania municipal debt funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median as of December 31, 2008. The Board also noted that the Fund’s recent performance has improved and its year-to date performance through June 5, 2009 (the most recent date available at the Board meeting at which the independent Trustees considered the matter) was in the top quintile of its peer group category.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other Pennsylvania municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees are equal to its peer group median and total expenses are lower than its peer group median, although its actual management fees are higher than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including
29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through November 30, 2009. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 60 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.
33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
34 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (1999-2005). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-July 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 33	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (2006-2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 33	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (February 2006-April 2008) and a credit analyst of the Manager (June 2003-January 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 51	Director (since 2003) and head of the Rochester Credit Analysis team (since 1993). Vice President of the Manager (since 1997). An officer of the Fund and other Oppenheimer Funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
36 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

July 31, 2009

OPPENHEIMER ROCHESTER
NATIONAL
MUNICIPALS

# Oppenheimer Rochester National Municipals

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

July 31, 2009 Oppenheimer Management Rochester National Commentaries and Municipals Annual Report M A N A G E M E N T C O M M E N TA R I E S An Interview with Your Fund’s Portfolio Managers A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements “Technology allows investors to be more informed than ever, but it doesn’t change our advice to shareholders: Invest for the long term and let tax-free income compound over time.” — Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco—Master Settlement Agreement	18.3%
Special Assessment	15.6
Airlines	14.3
Hospital/Health Care	6.9
Gas Utilities	6.6
Multifamily Housing	4.4
Tax Increment Financing (TIF)	4.3
Adult Living Facilities	3.3
Energy Equipment & Services	2.7
Electric Utilities	2.1
Portfolio holdings are subject to change. Percentages are as of July 31, 2009, and are based on total assets.

Credit Allocation

AAA	19.0%
AA	14.7
A	2.0
BBB	18.5
BB or lower	45.8
Allocations are subject to change. Percentages are as of July 31, 2009, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 44.43% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
13 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. The 12-month period ended July 31, 2009, will long be remembered for the credit market’s volatility and illiquidity in its early months and for the recovery in municipal bond prices that began in the waning weeks of 2008. Despite the mid-period turnaround, the net asset value (NAV) of Oppenheimer Rochester National Municipals’ Class A shares declined between July 31, 2008, and July 31, 2009, causing the Fund to produce negative total returns. The
1-year total return for Class A shares was –26.44% at NAV and –29.94% at the maximum offering price (or with sales charges). As of July 31, 2009, the Fund’s Class A shares nonetheless provided the highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. As of July 31, 2009, the distribution yield for the Fund’s Class A shares was 9.39% at NAV.1
     In all, Oppenheimer Rochester National Municipals distributed 62.9 cents per Class A share this reporting period, including a small amount of taxable income. The Fund’s dividend came under sharp pressure in the latter half of this reporting period and had to be reduced by 1.1 cents per share, to 4.6, starting with the March payout.
     At the end of this reporting period, the Fund had nearly 1,275 holdings and an average credit quality of BBB. Despite the broad turmoil in the municipal market in the first half of this reporting period, the default rate for bonds in the portfolio remained within expectations throughout this reporting period.
     As the charts on pages 20 to 22 show, the Fund’s total returns were negative this reporting period, which was characterized at times by sharp declines in equity and credit markets, heightened investor concern about risk, and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Because our approach to fund management involves creating broad portfolios with holdings from across the full credit spectrum, this Fund’s performance can be undercut by prolonged cycles of credit spread widening. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. While we believe that this latest cycle of spread widening has run its course, this Fund continues to feel its impact. We still believe that our Fund’s investments offer structural advantages over the long term, and we encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.

1.	Falling share prices artificially increase yields.
14 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

     The Fund’s underperformance can be attributed, in part, to its holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 18.3% of the Fund’s total assets and comprised the Fund’s largest sector.2
     The sector typically offers high-yielding securities, many of which are prone to price volatility. Widening credit spreads and other market factors (like supply and demand) typically contribute to volatility. S&P and Fitch each revised their assessments of this sector during this reporting period, but we do not believe that the prices of “tobacco bonds” were affected consequentially.
     In the latter half of this reporting period, media reports focused on two tobacco-related developments: the April 1 increase in cigarette taxes and the President’s signature on the Family Smoking Prevention and Tobacco Control Act, which put the Food and Drug Administration in charge of regulating the making and marketing of cigarettes and other tobacco products.
     We do not agree with the analysts who opined that these developments represent new threats to the MSA or the bonds backed by MSA payments. Nor are we concerned about the long-term viability of the MSA. Here’s why: First, consumption trends over the years have largely tracked the forecasts that were built into MSA-backed bonds, and this has been true even as the cost of a pack of cigarettes has steadily risen. There is little reason to believe that the new tax will significantly alter consumers’ smoking habits. Second, putting the FDA in charge of tobacco regulation was strongly advocated by Philip Morris, the country’s leading cigarette manufacturer. We think it unlikely that the company would have backed a plan that it thought would hurt its industry. Further, the company is not alone in believing that smaller companies will have a harder time complying with new regulations and will thus cede share to the market’s leading players. This, in turn, should improve MSA revenues and encourage early redemptions of existing bonds.

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
     We continue to believe that the carefully researched tobacco bonds this Fund owns remain fundamentally sound. As they always have, the tobacco bonds this Fund held during this reporting period made all scheduled interest payments in a timely manner. Thus, these bonds helped the Fund provide significant yield advantages to shareholders.
     Also this reporting period, the Fund remained invested in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 15.6% and 2.0% of the Fund’s total assets, respectively. While the short-term performance of these bonds was detrimental to Fund performance this reporting period, the Fund’s land development holdings typically offer attractive yields. These in turn can help the Fund generate high levels of tax-free income, as we have seen this reporting period.
     In our opinion, these bonds have several appealing characteristics: their credit ratings typically improve over time, the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. These characteristics give us confidence that most “dirt bonds” represent good values for our long-time shareholders.
     Nonetheless, the market continues to exhibit unusual price pressure on “dirt bonds,” even those with improving credit qualities. For example, the Fund has invested in Villa Portofino West (Fla.) Community Development District bonds, which were purchased at par based on several attractive characteristics, including a favorable land-to-lien ratio (1.8 to 1). We also liked that the proceeds from these Special Assessment bonds, issued in 2006, would be used to repay an experienced developer who had already completed the property’s master infrastructure. The developer has since built and sold 98% of the property’s townhouses and, as a result, the land-to-lien ratio has jumped to an estimated 11.5 to 1. Despite the sharply improved ratio, which serves to strengthen the credit, the price on these bonds has declined (as have the prices on many lower-rated or unrated bonds in this and other muni sectors).
     The majority of the Fund’s investments in Special Tax and Special Assessment bonds have generated high levels of tax-free income this reporting period. However, the same cannot be said of some of the “dirt bonds” issued in Florida. Many were placed on non-accrual, reflecting our belief that scheduled interest payments might not be made in accordance with the bond covenant. For example, the Fund’s non-accrual list includes some bonds for which issuers used debt-service reserves to make the May interest payment. Our current expectation is that some Florida issuers will rectify their covenant
16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

violations once the tax certification process helps them replenish debt service reserves, and that banks and/or new developers will assume responsibility for some other payments. While it is always disappointing to see an issuer violate its bond covenant, we remain optimistic about these sectors in general and are confident that our value-driven approach to security selection should continue to deliver above-market yields for years to come.
     The Fund’s airline holdings represented 14.3% of total assets as of July 31, 2009. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. Fuel costs, which had peaked at $147 a barrel in July 2008, fell back considerably by the end of this reporting period. However, both Moody’s and S&P remain pessimistic about industry economics, and their reports contributed to price volatility this reporting period. As a result, the sector was detrimental to Fund performance this reporting period. Our experience in this sector nonetheless leads us to believe that most issuers of airline-backed securities in this Fund will remain current with the principal and interest payments, as they have done in the past.
     As of July 31, 2009, the Fund was invested in the hospital/health care sector (6.9% of the Fund’s total assets) and in the gas and electric utilities sectors (6.6% and 2.1% of the Fund’s total assets, respectively). Our holdings in these sectors consist of securities in the mid-range of the credit spectrum as well as some insured bonds. The overall fundamentals in these sectors remained stable this reporting period, but widening credit spreads during the first half of the reporting period were detrimental to 12-month performance. Since the beginning of calendar year 2009, these sectors have posted positive results.
     Investments in bonds backed by two companies that filed for bankruptcy this reporting period also contributed to the Fund’s underperformance. Securities issued to finance pollution control efforts at General Motors were adversely affected by the automaker’s bankruptcy filing. When the reorganization was completed, about half of the Fund’s holdings in GM-backed bonds were affirmed as they were tied to assets of the “new GM.” The Fund’s unsecured GM credits experienced sharp price declines this reporting period and are not expected to have any meaningful recovery; they constituted less than one-twentieth of 1% of net assets as of July 31, 2009. This outcome, though less than initially anticipated, is superior to the one faced by investors in GM’s corporate bonds or stock. The Fund was also an unsecured creditor of AbitibiBowater, Inc., a large newsprint maker that sought bankruptcy protection in April 2009. Bond prices suffered despite the company’s progress in its efforts to streamline U.S and Canadian operations and to simplify its management structure. It did not help that the company’s efforts coincided with record losses
17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
for the top 100 global forest, paper and packaging companies, according to an annual PricewaterhouseCoopers study. These bonds represented less than one-fifth of 1% of net assets at the end of that reporting period.
     As reported in the July 31, 2008, report to shareholders, the operators of the E-3 Mead-Biofuels plant filed for bankruptcy protection after escalating repair costs derailed the plant’s start-up. The Fund holds Saunders County, Nebraska, Industrial Development revenue bonds that helped finance the plant, which was designed to make methane from manure and to manufacture ethanol. The issuer has failed to make scheduled interest payments. We have helped management identify potential buyers for the plant and are cautiously optimistic that a buyer can be found; were this to occur, we believe that the Fund would recoup some of the value that has been lost. As of July 31, 2009, the investment represented less than one-fifth of 1% of the Fund’s net assets. The Energy Equipment & Services sector comprised 2.7% of the Fund’s total assets on that date.
     During this reporting period, the Fund remained invested in municipal inverse-floating-rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they often face greater price volatility, too. When the short-term market faced unprecedented turmoil in the first half of this reporting period, the income that muni funds across the industry earned from this type of security was diminished. We continue to believe that “inverse floaters” belong in our fund portfolios because they produce attractive yields under most market conditions.
     Other floating-rate bonds performed poorly this reporting period as short-term variable rates declined.
     Additionally, the Fund’s line of credit increased partway through this reporting period. The Fund used its line of credit at times to avoid having to sell tax-free assets at lower-than-acceptable prices. The Fund also used it opportunistically to buy yield-enhancing securities.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
 Class A Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 23 for further information.
21 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
 Class C Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
 The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 23 for further information.
22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester National Municipals. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2009	July 31, 2009	July 31, 2009

Actual
Class A	$1,000.00	$1,129.70	$16.17
Class B	1,000.00	1,126.50	20.80
Class C	1,000.00	1,125.60	20.31

Hypothetical (5% return before expenses)
Class A	1,000.00	1,009.72	15.26
Class B	1,000.00	1,005.41	19.63
Class C	1,000.00	1,005.85	19.18
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2009 are as follows:

Class	Expense Ratios

Class A	3.04%
Class B	3.91
Class C	3.82
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

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26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS July 31, 2009

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—139.3%
Alabama—1.0%
$15,560,000	AL HFA (Single Family)[1]	5.450%		10/01/2032	$15,660,315
15,000	AL HFA (South Bay Apartments)[2]	5.950		02/01/2033	15,227
16,120,000	AL IDA Solid Waste Disposal (Pine City Fiber Company)[2]	6.450		12/01/2023	8,606,468
7,665,000	AL IDA Solid Waste Disposal (Pine City Fiber Company)[2]	6.450		12/01/2023	4,072,261
9,670,000	AL Space Science Exhibit Finance Authority[2]	6.000		10/01/2025	7,290,697
10,000	Alexander City, AL GO2	5.625		05/01/2021	9,311
1,810,000	Andalusia-Opp, AL Airport Authority[2]	5.000		08/01/2026	1,270,312
7,050,000	Governmental Utility Services Corp. of Moody, AL2	7.500		03/01/2038	5,427,725
25,000	Mobile, AL Industrial Devel. Board (International Paper Company)[2]	6.450		05/15/2019	24,190
2,200,000	Rainbow City, AL Special Health Care Facilities Financing Authority (Regency Pointe)[3,4]	8.250		01/01/2031	1,605,340
10,000	Selma, AL Industrial Devel. Board (International Paper Company)[2]	6.000		05/01/2025	8,589
7,220,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[2]	5.000		06/01/2026	5,651,311

					49,641,746

Alaska—0.3%
20,000	AK HFC, Series A-1[2]	6.100		06/01/2030	20,058
40,000	AK Industrial Devel. & Export Authority (Snettisham)[2]	6.000		01/01/2014	40,321
2,250,000	AK Industrial Devel. and Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)	6.150		08/01/2031	1,451,475
1,650,000	AK Industrial Devel. and Export Authority Community Provider (Boys & Girls Home)[2]	5.875		12/01/2027	1,138,451
500,000	AK Industrial Devel. and Export Authority Community Provider (Boys & Girls Home)[2]	6.000		12/01/2036	322,030
5,000,000	AK Northern Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2032	3,281,100
10,000,000	AK Northern Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2046	5,470,700
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[5]	06/01/2046	813,131
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[5]	06/01/2046	439,312

					12,976,578

Arizona—5.0%
297,650,000	AZ Health Facilities Authority (Banner Health System)[1]	1.210	[6]	01/01/2037	164,905,473
3,000,000	Buckeye, AZ Watson Road Community Facilities District[2]	5.750		07/01/2022	2,147,070
5,000,000	Buckeye, AZ Watson Road Community Facilities District[2]	6.000		07/01/2030	3,166,000
14,719,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[2]	6.375		01/01/2028	9,402,203
F1 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$810,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	5.625%	07/15/2025	$581,037
400,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	5.800	07/15/2030	269,000
1,382,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[2]	6.000	07/01/2017	1,154,454
1,260,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[2]	6.375	07/01/2022	959,213
3,135,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[2]	6.750	07/01/2032	2,143,117
500,000	Gladden Farms, AZ Community Facilities District[2]	5.500	07/15/2031	302,725
1,000,000	Goodyear, AZ IDA Water and Sewer (Litchfield Park Service Company)[2]	6.750	10/01/2031	787,730
4,000,000	Maricopa County, AZ IDA (Christian Care Apartments)[2]	6.500	01/01/2036	3,361,200
1,885,000	Maricopa County, AZ IDA (Immanuel Campus Care)[2]	8.500	04/20/2041	1,573,636
355,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	11/01/2018	312,691
500,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	05/01/2031	388,650
3,725,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	9.500	11/01/2031	2,977,206
456,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[2]	5.250	07/01/2024	304,280
368,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[2]	5.250	07/01/2024	245,559
926,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[2]	5.300	07/01/2030	552,396
235,000	Navajo County, AZ IDA (Stone Container Corp.)[3,7]	7.200	06/01/2027	108,100
1,445,000	Navajo County, AZ IDA (Stone Container Corp.)[3,7]	7.400	04/01/2026	664,700
1,125,000	Palm Valley, AZ Community Facility District No. 3[2]	5.300	07/15/2031	648,203
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[2]	5.300	07/15/2025	274,121
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[2]	5.350	07/15/2031	205,209
3,275,000	Phoenix, AZ IDA (America West Airlines)	6.250	06/01/2019	2,139,066
7,500,000	Phoenix, AZ IDA (America West Airlines)	6.300	04/01/2023	4,525,350
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[2]	6.250	07/01/2036	1,189,650
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)[2]	5.875	11/01/2037	1,235,014
1,100,000	Phoenix, AZ IDA (Royal Paper Converting)[2]	7.000	03/01/2014	1,010,284
5,000,000	Pima County, AZ IDA (American Charter Schools Foundation)[2]	5.625	07/01/2038	3,384,850
1,935,000	Pima County, AZ IDA (Christian Senior Living)[2]	5.050	01/01/2037	1,546,781
400,000	Pima County, AZ IDA (Desert Technology Schools)[3,4]	6.375	02/01/2014	124,128
1,000,000	Pima County, AZ IDA (Desert Technology Schools)[3,4]	7.000	02/01/2024	301,240
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[2]	6.250	06/01/2026	973,050
F2 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$2,350,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[2]	6.375%	06/01/2036	$1,699,732
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)[2]	6.750	04/01/2036	1,155,735
250,000	Pima County, AZ IDA (Paradise Education Center)[2]	5.875	06/01/2022	184,378
550,000	Pima County, AZ IDA (Paradise Education Center)[2]	6.000	06/01/2036	350,339
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)[2]	5.670	12/01/2027	1,170,512
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)[2]	5.750	12/01/2037	1,319,766
3,410,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	5.450	12/01/2017	3,252,629
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	5.600	12/01/2022	1,656,953
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	5.750	12/01/2032	7,473,519
10,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[2]	6.550	12/01/2037	7,293,100
1,495,000	Pinal County, AZ IDA (San Manuel Facility)[2]	6.250	06/01/2026	1,163,768
1,385,000	Prescott Valley, AZ Southside Community Facilities District No. 1[2]	7.250	07/01/2032	1,014,817
1,500,000	Quail Creek, AZ Community Facilities District[2]	5.550	07/15/2030	936,555
265,000	Show Low Bluff, AZ Community Facilities District[2]	5.600	07/01/2031	172,950
275,000	Show Low Bluff, AZ Community Facilities District Special Assessment[2]	5.200	07/01/2017	231,215
730,000	Tucson, AZ IDA (Joint Single Family Mtg.)[2]	5.000	01/01/2039	686,762
4,000,000	Verrado, AZ Community Facilities District No. 1[2]	5.350	07/15/2031	2,570,240

				246,196,356

Arkansas—0.2%
555,000	Calhoun County, AR Solid Waste Disposal (Georgia-Pacific Corp.)[2]	6.375	11/01/2026	439,643
7,700,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[2]	6.250	02/01/2038	4,847,689
1,345,000	Little River County, AR (Georgia-Pacific Corp.)[2]	5.600	10/01/2026	974,103
25,000	Pine Bluff, AR (International Paper Company)[2]	5.550	08/15/2022	21,806
5,460,000	Sebastian County, AR Health Facilities Board (Sparks Regional Medical Center)	5.625	11/01/2031	2,510,836

				8,794,077

California—17.9%
695,000	Azusa, CA Special Tax Community Facilities District No. 05-1[2]	5.000	09/01/2027	454,606
1,840,000	Azusa, CA Special Tax Community Facilities District No. 05-1[2]	5.000	09/01/2037	1,846,606
8,800,000	CA Access to Loans for Learning Student Loan Corp.[2]	7.375	01/01/2042	8,495,256
F3 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$127,310,000	CA County Tobacco Securitization Agency	6.489%[5]		06/01/2046	$3,194,208
107,400,000	CA County Tobacco Securitization Agency	6.619	[5]	06/01/2050	1,294,170
33,920,000	CA County Tobacco Securitization Agency	6.650	[5]	06/01/2046	801,869
215,100,000	CA County Tobacco Securitization Agency	7.000	[5]	06/01/2055	1,507,851
117,250,000	CA County Tobacco Securitization Agency	7.129	[5]	06/01/2055	1,062,285
143,610,000	CA County Tobacco Securitization Agency	7.300	[5]	06/01/2046	4,045,494
246,760,000	CA County Tobacco Securitization Agency	7.477	[5]	06/01/2055	1,512,639
11,485,000	CA County Tobacco Securitization Agency	8.150	[5]	06/01/2033	1,082,232
102,000,000	CA County Tobacco Securitization Agency	8.550	[5]	06/01/2055	625,260
36,000,000	CA County Tobacco Securitization Agency (TASC)[2]	0.000	[8]	06/01/2041	19,209,240
56,530,000	CA County Tobacco Securitization Agency (TASC)[2]	0.000	[8]	06/01/2046	29,975,033
255,000	CA County Tobacco Securitization Agency (TASC)[2]	5.250		06/01/2045	141,007
19,000,000	CA County Tobacco Securitization Agency (TASC)[2]	5.250		06/01/2046	10,480,210
2,435,000	CA County Tobacco Securitization Agency (TASC)[2]	5.500		06/01/2033	1,845,365
2,610,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2035	1,793,723
7,285,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2043	4,874,976
2,930,000	CA County Tobacco Securitization Agency (TASC)[2]	6.000		06/01/2042	2,008,720
5,000,000	CA County Tobacco Securitization Agency (TASC)[2]	6.125		06/01/2038	3,522,450
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[5]	06/01/2046	1,347,480
525,920,000	CA County Tobacco Securitization Agency (TASC)	6.664	[5]	06/01/2050	8,277,981
14,855,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.200		12/01/2028	14,855,817
30,000,000	CA Educational Funding Services[2]	6.250		12/01/2042	17,511,000
24,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2033	15,190,320
19,815,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.125		06/01/2047	10,714,763
228,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750		06/01/2047	137,228,946
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[5]	06/01/2047	7,578,600
1,296,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.082	[5]	06/01/2047	34,590,240
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[5]	06/01/2056	1,010,174
15,000,000	CA Silicon Valley Tobacco Securitization Authority	8.150	[5]	06/01/2041	620,550
82,250,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[5]	06/01/2056	451,553
4,660,000	CA Statewide CDA (Aspire Public Schools)[2]	7.250		08/01/2031	4,084,490
14,400,000	CA Statewide CDA (Fairfield Apartments)[3,4]	7.250		01/01/2035	5,040,000
16,000,000	CA Statewide CDA (Microgy Holdings)	9.000		12/01/2038	12,860,640
1,500,000	CA Statewide CDA (Notre Dame de Namur University)[2]	6.625		10/01/2033	1,022,850
1,500,000	CA Statewide CDA (Thomas Jefferson School of Law)[2]	7.250		10/01/2038	1,251,585
555,300,000	CA Statewide Financing Authority Tobacco Settlement[2]	7.001	[5]	06/01/2055	3,892,653
260,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[5]	06/01/2055	1,593,800
301,950,000	CA Statewide Financing Authority Tobacco Settlement	8.000	[5]	06/01/2046	7,575,926
4,500,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000		05/01/2037	3,124,530
F4 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

California Continued
$1,405,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000%		05/01/2043	$958,842
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000		05/01/2043	68,245
11,400,000	CA Valley Health System COP	6.875		05/15/2023	6,267,720
25,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[2]	6.700		09/01/2020	17,818
10,465,000	Cerritos, CA Community College District[1]	5.250		08/01/2033	10,611,335
165,000	Chino, CA Community Facilities District Special Tax[2]	5.000		09/01/2026	118,046
990,000	Chino, CA Community Facilities District Special Tax No. 2005-1[2]	5.000		09/01/2023	634,085
1,500,000	Chino, CA Community Facilities District Special Tax No. 2005-1[2]	5.000		09/01/2036	795,390
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[5]	06/01/2047	1,816,000
10,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.587	[5]	06/01/2036	700,000
432,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[5]	06/01/2057	2,445,292
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[5]	06/01/2057	4,910,000
450,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 29[2]	8.250		09/01/2029	444,092
1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 29[2]	8.625		09/01/2039	992,760
1,000,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3[2]	5.250		09/01/2029	605,090
1,365,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[2]	7.000		09/01/2033	1,194,593
98,250,000	Long Beach, CA Bond Finance Authority Natural Gas[2]	2.142	[6]	11/15/2033	68,283,750
13,000,000	Long Beach, CA Harbor[1]	5.200		05/15/2027	12,475,074
8,755,000	Los Angeles County, CA Unified School District[1]	5.000		01/01/2034	8,466,971
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375		05/15/2030	31,264,788
5,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2034	4,915,900
5,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2039	4,856,325
16,260,000	Los Angeles, CA Harbor Dept.[1]	5.250		08/01/2039	16,138,782
5,700,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)	8.750		10/01/2014	4,674,855
20,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.000		12/01/2012	18,156
5,350,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.125		12/01/2024	4,150,156
F5 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$17,810,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.500%		12/01/2024	$13,872,387
74,145,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.500		12/01/2024	57,752,282
2,825,000	Los Angeles, CA Regional Airports Improvement Corp. (Continental Airlines)[2]	5.650		08/01/2017	2,250,706
1,135,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta Airlines)[2]	6.350		11/01/2025	826,167
12,900,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[2]	9.250		08/01/2024	12,338,721
400,000	Los Angeles, CA Regional Airports Improvement Corp. (United Airlines)[3,4]	6.875		11/15/2012	387,032
2,580,000	Los Angeles, CA Regional Airports Improvement Corp. (United Airlines)[3,4]	8.800		11/15/2021	2,395,582
11,000,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2032	10,735,780
30,000,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2032	29,279,400
7,330,000	Los Angeles, CA Unified School District[1]	5.000		01/01/2034	7,088,661
10,550,000	Los Angeles, CA Unified School District[1]	5.000		01/01/2034	10,202,787
11,535,000	Newport Beach, CA (Presbyterian Hoag Memorial Hospital)[1]	5.000		12/01/2024	11,723,102
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[5]	06/01/2045	3,035,066
5,925,000	Palm Desert, CA Improvement Bond Act 1915[2]	5.100		09/02/2037	3,432,530
2,200,000	San Diego County, CA COP[2]	5.700		02/01/2028	1,490,192
15,000,000	San Diego, CA Public Facilities Financing Authority[1]	5.375		08/01/2034	15,056,475
22,110,000	San Francisco, CA Bay Area Toll Authority[1]	5.000		04/01/2031	22,042,343
16,260,000	San Francisco, CA Bay Area Toll Authority[1]	5.125		04/01/2047	15,760,520
12,000,000	Southern CA Metropolitan Water District[1]	5.000		07/01/2035	12,102,300
45,440,000	Southern CA Tobacco Securitization Authority[2]	5.125		06/01/2046	24,499,885
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[5]	06/01/2046	4,906,851
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[5]	06/01/2046	976,923
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[5]	06/01/2046	2,656,996
5,125,000	Southern CA Tobacco Securitization Authority (TASC)[2]	5.000		6/01/2037	3,095,039
5,425,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[2]	5.450		09/01/2026	2,718,251
4,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[2]	5.500		09/01/2036	1,776,160
60,000	West Patterson, CA Financing Authority Special Tax[2]	6.700		09/01/2032	47,271
15,000	West Patterson, CA Financing Authority Special Tax[2]	6.750		09/01/2036	11,749
35,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2001-1-A2	6.500		09/01/2026	28,331
F6 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

California Continued
$15,000,000	Westminster, CA Redevel. Agency Tax Allocation[1]	5.750%	11/01/2045	$14,239,725
7,500,000	Westminster, CA Redevel. Agency Tax Allocation[1]	6.250	11/01/2039	7,813,163

				871,963,540

Colorado—4.6%
1,000,000	CO Andonea Metropolitan District No. 2[2]	6.125	12/01/2025	662,910
2,380,000	CO Andonea Metropolitan District No. 3[2]	6.250	12/01/2035	1,404,628
5,000,000	CO Arista Metropolitan District[2]	6.750	12/01/2035	3,172,500
14,000,000	CO Arista Metropolitan District	9.250	12/01/2037	11,204,760
2,620,000	CO Beacon Point Metropolitan District[2]	6.125	12/01/2025	1,940,975
3,500,000	CO Beacon Point Metropolitan District[2]	6.250	12/01/2035	2,390,010
1,000,000	CO Castle Oaks Metropolitan District[2]	6.000	12/01/2025	698,030
1,500,000	CO Castle Oaks Metropolitan District[2]	6.125	12/01/2035	956,805
5,755,000	CO Central Marksheffel Metropolitan District[2]	7.250	12/01/2029	4,394,921
1,000,000	CO Confluence Metropolitan District[2]	5.400	12/01/2027	658,110
1,000,000	CO Copperleaf Metropolitan District No. 2[2]	5.850	12/01/2026	632,970
1,850,000	CO Copperleaf Metropolitan District No. 2[2]	5.950	12/01/2036	1,039,515
1,025,000	CO Country Club Highlands Metropolitan District[2]	7.250	12/01/2037	755,425
1,700,000	CO Crystal Crossing Metropolitan District[2]	6.000	12/01/2036	962,506
585,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)[2]	5.625	12/01/2036	390,651
2,475,000	CO Educational and Cultural Facilities Authority (Inn at Auraria)	5.375	07/01/2015	1,919,214
24,295,000	CO Educational and Cultural Facilities Authority (Inn at Auraria)	6.000	07/01/2042	13,492,228
1,335,000	CO Elbert and Highway 86 Metropolitan District[2]	5.750	12/01/2036	762,832
5,000,000	CO Elbert and Highway 86 Metropolitan District[2]	7.500	12/01/2032	3,683,050
2,468,000	CO Elkhorn Ranch Metropolitan District[2]	6.375	12/01/2035	1,553,803
700,000	CO Fallbrook Metropolitan District[2]	5.625	12/01/2026	472,185
1,225,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[2]	5.300	07/01/2037	848,104
2,960,000	CO Heritage Todd Creek Metropolitan District[2]	5.500	12/01/2037	1,790,741
5,325,000	CO High Plains Metropolitan District[2]	6.125	12/01/2025	3,687,989
10,875,000	CO High Plains Metropolitan District[2]	6.250	12/01/2035	6,726,623
1,060,000	CO Horse Creek Metropolitan District[2]	5.750	12/01/2036	669,941
220,000	CO Hsg. & Finance Authority[2]	6.400	11/01/2024	227,993
290,000	CO Hsg. & Finance Authority[2]	8.400	10/01/2021	318,745
5,000	CO Hsg. & Finance Authority (Single Family)[2]	6.500	11/01/2029	5,147
15,000	CO Hsg. & Finance Authority (Single Family)[2]	6.800	04/01/2030	15,379
5,000	CO Hsg. & Finance Authority (Single Family)[2]	7.000	05/01/2026	5,093
24,000	CO Hsg. & Finance Authority (Single Family)[2]	7.250	05/01/2027	24,451
F7 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$1,700,000	CO Huntington Trails Metropolitan District	0.000%[8]		12/01/2037	$1,540,574
500,000	CO Huntington Trails Metropolitan District[2]	6.250		12/01/2036	307,945
7,050,000	CO International Center Metropolitan District No. 3[2]	6.500		12/01/2035	4,310,652
1,145,000	CO Liberty Ranch Metropolitan District[2]	6.250		12/01/2036	705,194
1,875,000	CO Madre Metropolitan District No. 2[2]	5.500		12/01/2036	924,488
2,800,000	CO Mountain Shadows Metropolitan District[2]	5.625		12/01/2037	1,488,032
1,740,000	CO Multifamily Hsg. Revenue Bond Pass-Through Certificates (MS Loveland/American International Obligated Group)[2]	6.000	[6]	11/01/2033	1,465,498
3,000,000	CO Murphy Creek Metropolitan District No. 3[2]	6.000		12/01/2026	2,118,420
10,060,000	CO Murphy Creek Metropolitan District No. 3[2]	6.125		12/01/2035	6,416,972
2,275,000	CO Neu Towne Metropolitan District[3]	7.250		12/01/2034	726,180
1,290,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	941,313
1,000,000	CO North Range Metropolitan District No. 2[2]	5.500		12/15/2037	538,870
4,500,000	CO Northwest Metropolitan District No. 3[2]	6.125		12/01/2025	2,640,465
7,855,000	CO Northwest Metropolitan District No. 3[2]	6.250		12/01/2035	4,168,806
13,305,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[5]	12/15/2017	8,458,654
320,000	CO Potomac Farms Metropolitan District[2]	0.000	[8]	12/01/2023	260,010
1,590,000	CO Potomac Farms Metropolitan District[2]	7.250		12/01/2037	1,067,383
850,000	CO Prairie Center Metropolitan District No. 3[2]	5.250		12/15/2021	640,679
1,250,000	CO Prairie Center Metropolitan District No. 3[2]	5.400		12/15/2031	818,325
1,000,000	CO Prairie Center Metropolitan District No. 3[2]	5.400		12/15/2031	654,660
2,275,000	CO Regency Metropolitan District[2]	5.750		12/01/2036	1,239,375
1,750,000	CO Serenity Ridge Metropolitan District No. 2	7.500		12/01/2034	785,750
1,320,000	CO Silver Peaks Metropolitan District[2]	5.750		12/01/2036	792,528
10,230,000	CO Sorrell Ranch Metropolitan District[2]	5.750		12/01/2036	6,142,092
1,735,000	CO Sorrell Ranch Metropolitan District	6.750		12/15/2036	1,145,048
1,330,000	CO Stoneridge Metropolitan District[2]	5.625		12/01/2036	783,157
2,065,000	CO Tallgrass Metropolitan District[2]	5.250		12/01/2037	1,201,706
500,000	CO Tallyns Reach Metropolitan District No. 3[2]	5.200		12/01/2036	362,385
8,000,000	CO Talon Pointe Metropolitan District[2]	8.000		12/01/2039	6,440,400
655,000	CO Todd Creek Farms Metropolitan District No. 1	6.125		12/01/2019	414,032
695,000	CO Traditions Metropolitan District No. 2[2]	5.750		12/01/2036	439,254
4,390,000	CO Traditions Metropolitan District No. 2 CAB	0.000	[8]	12/15/2037	2,819,960
3,780,000	CO Waterview I Metropolitan District[2]	8.000		12/15/2032	3,084,745
500,000	CO Wheatlands Metropolitan District[2]	6.000		12/01/2025	349,015
2,500,000	CO Wheatlands Metropolitan District[2]	6.125		12/01/2035	1,594,675
4,000,000	CO Wheatlands Metropolitan District No. 2	8.250		12/15/2035	3,040,960
3,875,000	CO Woodmen Heights Metropolitan District No. 1[2]	6.750		12/01/2020	3,201,719
F8 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$21,195,000	CO Woodmen Heights Metropolitan District No. 1[2]	7.000%		12/01/2030	$15,662,045
500,000	CO Wyndham Hill Metropolitan District[2]	6.250		12/01/2025	359,135
892,000	CO Wyndham Hill Metropolitan District[2]	6.375		12/01/2035	589,460
18,510,000	Colorado Springs, CO Urban Renewal (University Village Colorado)[2]	7.000		12/01/2029	14,435,024
63,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[2]	5.250		10/01/2032	32,518,346
35,200,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[2]	5.750		10/01/2032	19,385,344
375,000	Eagle County, CO Airport Terminal Corp.[2]	5.250		05/01/2020	261,818

					224,709,327

Connecticut—0.2%
145,000	CT Devel. Authority (Bridgeport Hydraulic Company)[2]	6.150		04/01/2035	128,663
125,000	CT Devel. Authority (Bridgeport Hydraulic Company)[2]	6.150		04/01/2035	115,611
1,500,000	CT Devel. Authority Airport Facility (Learjet)[2]	7.950		04/01/2026	1,515,270
80,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[2]	6.500		07/01/2012	80,138
20,000	CT H&EFA (St. Mary’s Hospital Corp.)[2]	5.500		07/01/2012	19,375
475,000	Georgetown, CT Special Taxing District[2]	5.125		10/01/2036	219,545
3,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.500		09/01/2036	1,818,638
1,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.750		09/01/2027	981,698
6,000,000	Mashantucket, CT Western Pequot Tribe, Series B2,9	6.500		09/01/2031	3,466,320
1,715,000	West Haven, CT Hsg. Authority (Meadow Landing Apartments)[2]	6.000		01/01/2028	1,403,556

					9,748,814

Delaware—0.1%
15,000	DE Hsg. Authority (Single Family Mtg.)[2]	6.000		07/01/2018	15,015
55,000	DE Hsg. Authority (Single Family Mtg.)[2]	6.000		07/01/2032	55,220
6,939,000	Millsboro, DE Special Obligation (Plantation Lakes)[2]	5.450		07/01/2036	3,978,961

					4,049,196

District of Columbia—1.5%
170,000	District of Columbia HFA (Benning Road Apartments)[2]	6.300		01/01/2012	163,640
10,380,000	District of Columbia HFA (Shipley Park Apartments)[1]	4.800		06/01/2038	9,872,678
105,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.250		05/15/2024	101,454
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.750		05/15/2040	27,496,298
515,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.367	[5]	06/15/2046	12,602,050
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[5]	06/15/2055	8,845,622
F9 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

District of Columbia Continued
$1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250%[5]	06/15/2055	$5,180,050
12,100,000	Metropolitan Washington D.C. Airport Authority, Series B1	5.000	10/01/2034	11,031,250

				75,293,042

Florida—20.6%
1,110,000	Aberdeen, FL Community Devel. District	5.250	11/01/2015	670,029
340,000	Aberdeen, FL Community Devel. District[2]	5.500	11/01/2011	243,035
22,800,000	Aberdeen, FL Community Devel. District	5.500	05/01/2036	12,427,368
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)[2]	5.875	11/15/2042	5,560,000
5,350,000	Amelia Concourse, FL Community Devel. District[3]	5.750	05/01/2038	2,562,329
1,770,000	Amelia Walk, FL Community Devel. District Special Assessment[3]	5.500	05/01/2037	947,516
12,205,000	Arborwood, FL Community Devel. District (Centex Homes)[2]	5.250	05/01/2016	9,443,863
13,895,000	Arlington Ridge, FL Community Devel. District	5.500	05/01/2036	6,105,463
9,115,000	Ave Maria Stewardship, FL Community Devel. District[2]	5.125	05/01/2038	4,709,629
2,200,000	Avelar Creek, FL Community Devel. District[2]	5.375	05/01/2036	1,289,134
1,045,000	Avignon Villages, FL Community Devel. District[3,4]	5.300	05/01/2014	402,325
755,000	Avignon Villages, FL Community Devel. District[3,4]	5.400	05/01/2037	290,728
1,000,000	Bahia Lakes, FL Community Devel. District[2]	5.450	05/01/2037	589,920
2,585,000	Bainebridge, FL Community Devel. District[2]	5.500	05/01/2038	1,429,091
10,000,000	Baker, FL Correctional Devel. Corp. (Detention Center)[2]	7.500	02/01/2030	8,497,800
5,165,000	Bay Laurel Center, FL Community Devel. District Special Assessment[2]	5.450	05/01/2037	3,237,680
225,000	Bayshore, FL Hsg. Corp.[3]	8.000	12/01/2016	64,413
4,385,000	Baywinds, FL Community Devel. District[3]	4.900	05/01/2012	1,972,812
10,650,000	Baywinds, FL Community Devel. District	5.250	05/01/2037	4,866,518
4,200,000	Beacon Lakes, FL Community Devel. District Special Assessment[2]	6.000	05/01/2038	2,667,882
3,380,000	Beacon Lakes, FL Community Devel. District Special Assessment[2]	6.200	05/01/2038	2,103,712
1,955,000	Beacon, FL Tradeport Community Devel. District[2]	7.250	05/01/2033	1,681,417
10,640,000	Bella Verde, FL Golf Community Devel. District[3,4,7]	7.250	05/15/2009	3,936,800
10,000,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[2]	7.375	05/01/2034	8,125,900
9,625,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[2]	7.500	05/01/2034	7,936,679
3,950,000	Boynton Village, FL Community Devel. District Special Assessment[2]	6.000	05/01/2038	2,592,267
F10 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$75,000	Broward County, FL Educational Facilities Authority (Pompano Oaks Apartments)[2]	6.000%	12/01/2027	$75,054
25,000	Broward County, FL HFA (Cross Keys Apartments)[2]	5.750	10/01/2028	23,773
12,475,000	Broward County, FL HFA (Pembroke Village Apartments)[2]	7.000	06/01/2046	12,020,411
595,000	Broward County, FL HFA (Single Family)[2]	5.000	10/01/2039	545,758
15,000	Broward County, FL HFA (Stirling Apartments)[2]	5.600	10/01/2018	15,079
125,000	Broward County, FL HFA (Stirling Apartments)[2]	5.750	04/01/2038	125,114
16,500,000	Broward County, FL Water and Sewer[1]	5.250	10/01/2034	16,696,350
5,955,000	Buckeye Park, FL Community Devel. District[3]	7.875	05/01/2038	2,931,885
800,000	Cascades, FL Groveland Community Devel. District[2]	5.300	05/01/2036	355,168
25,790,000	CFM, FL Community Devel. District, Series A2	6.250	05/01/2035	12,963,601
2,500,000	Chapel Creek, FL Community Devel. District Special Assessment	5.200	05/01/2011	1,222,425
3,665,000	Chapel Creek, FL Community Devel. District Special Assessment	5.250	05/01/2015	1,625,061
12,480,000	Chapel Creek, FL Community Devel. District Special Assessment	5.500	05/01/2038	5,673,283
4,100,000	City Center, FL Community Devel. District	6.000	05/01/2038	2,133,025
7,430,000	City Center, FL Community Devel. District	6.125	05/01/2036	4,080,556
26,530,000	Clearwater Cay, FL Community Devel. District	5.500	05/01/2037	12,120,496
55,000	Collier County, FL IDA (Allete)[2]	6.500	10/01/2025	52,320
16,110,000	Concord Stations, FL Community Devel. District	5.300	05/01/2035	7,520,792
3,775,000	Connerton West, FL Community Devel. District	5.125	05/01/2016	1,797,542
4,310,000	Connerton West, FL Community Devel. District[2]	5.400	05/01/2038	2,032,898
4,910,000	Copperstone, FL Community Devel. District[2]	5.200	05/01/2038	2,612,169
7,400,000	Cordoba Ranch, FL Community Devel. District Special Assessment[3]	5.550	05/01/2037	2,916,044
3,125,000	Coronado, FL Community Devel. District[2]	6.000	05/01/2038	2,001,406
3,230,000	Creekside, FL Community Devel. District[2]	5.200	05/01/2038	1,656,150
1,100,000	Crestview II, FL Community Devel. District Special Assessment[2]	5.600	05/01/2037	731,192
2,625,000	Crosscreek, FL Community Devel. District[2]	5.500	05/01/2017	733,163
1,280,000	Crosscreek, FL Community Devel. District[2]	5.600	05/01/2039	357,491
9,440,000	Cypress Creek of Hillsborough County, FL Community Devel. District[2]	5.350	05/01/2037	4,537,714
70,000	Dade City, FL (First Mtg.-Retirement Care)[2]	8.000	01/01/2025	70,652
45,000	Dade County, FL HFA (Golden Lakes Apartments)[2]	6.050	11/01/2039	43,719
90,000	Dade County, FL HFA (Siesta Pointe Apartments)[2]	5.650	09/01/2017	90,071
8,569	Dade County, FL HFA (Single Family Mtg.)[2]	6.100	04/01/2027	8,624
1,700,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[2]	8.000	06/01/2022	1,447,601
F11 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$115,000	Dade County, FL Res Rec[2]	5.500%	10/01/2013	$115,108
7,815,000	Deer Run, FL Community Devel. District Special Assessment[2]	7.625	05/01/2039	5,945,339
3,015,000	Durbin Crossing, FL Community Devel. District Special Assessment[2]	5.250	11/01/2015	1,938,344
2,355,000	East Homestead, FL Community Devel. District[2]	5.375	05/01/2036	1,304,599
900,000	East Homestead, FL Community Devel. District[2]	5.450	11/01/2036	568,242
2,225,000	East Park, FL Community Devel. District Special Assessment[2]	7.500	05/01/2039	1,711,314
1,095,000	Easton Park, FL Community Devel. District[2]	5.200	05/01/2037	623,186
5,000	Edgewater, FL Water & Sewer[2]	7.000	10/01/2021	5,020
1,500,000	Enclave at Black Point Marina, FL Community Devel. District[3]	5.200	05/01/2014	917,355
1,225,000	Enclave at Black Point Marina, FL Community Devel. District[3]	5.400	05/01/2037	607,576
75,000	Escambia County, FL HFA (Single Family Mtg.)[2]	5.500	10/01/2031	75,271
21,000,000	Fiddler’s Creek, FL Community Devel. District No. 2	6.000	05/01/2038	12,030,270
175,000	FL Capital Projects Finance Authority (Peerless Group)[2]	7.500	08/01/2019	138,733
26,200,000	FL Capital Trust Agency (AHF Florida LLC)	8.125	10/01/2038	15,783,404
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750	06/01/2023	2,174,431
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	1,230,400
950,000	FL Capital Trust Agency (American Opportunity)	7.250	06/01/2038	486,210
690,000	FL Capital Trust Agency (American Opportunity)[2]	8.250	12/01/2038	321,650
7,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	5,783,750
13,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	10,727,210
2,460,000	FL Gateway Services Community Devel. District (Sun City Center)[2]	6.500	05/01/2033	2,068,122
30,000	FL HFA (Hsg. Partners of Panama City)[2]	5.700	05/01/2037	28,211
100,000	FL HFA (Mar Lago Village Apartments)[2]	5.900	12/01/2027	87,513
115,000	FL HFA (Reserve at Kanapaha)[2]	5.700	07/01/2037	104,582
20,000	FL HFA (Spinnaker Cove Apartments)[2]	6.500	07/01/2036	20,003
1,345,000	FL HFA (St. Cloud Village Associates)	8.000	02/15/2030	1,000,008
75,000	FL HFA (Stoddert Arms Apartments)[2]	6.250	09/01/2026	75,016
15,000	FL HFA (Wentworth Apartments)[2]	5.450	10/01/2037	12,313
50,000	FL HFA (Willow Lake Apartments)[2]	5.250	01/01/2021	46,152
100,000	FL HFA (Willow Lake Apartments)[2]	5.350	07/01/2027	86,528
100,000	FL HFC (Ashton Point Apartments)[2]	5.750	07/01/2036	100,156
85,000	FL HFC (Brittany of Rosemont)[2]	6.250	07/01/2035	83,496
20,000	FL HFC (East Lake Apartments)[2]	5.050	10/01/2026	18,047
45,000	FL HFC (Grande Pointe Apartments)[2]	6.000	07/01/2038	45,203
8,535,000	FL HFC (Homeowner Mtg.)[1]	5.150	07/01/2038	8,271,380
F12 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$120,000	FL HFC (Homeowner Mtg.)	5.573%[5]	01/01/2029	$38,665
15,000	FL HFC (Homeowner Mtg.)[2]	6.250	07/01/2022	15,493
145,000	FL HFC (Logan Heights Apartments)[2]	6.000	10/01/2039	141,436
25,000	FL HFC (Mystic Pointe II)[2]	6.100	12/01/2035	25,373
25,000	FL HFC (Raceway Pointe Apartments)[2]	5.950	09/01/2032	23,971
10,000	FL HFC (River Trace Senior Apartments)[2]	5.800	01/01/2041	10,021
10,000	FL HFC (Sanctuary Winterlakes)[2]	5.850	09/01/2026	10,101
20,000	FL HFC (Sheridan Place of Bredenton)[2]	5.500	10/01/2036	20,089
95,000	FL HFC (Spring Harbor Apartments)[2]	5.900	08/01/2039	95,336
10,000	FL HFC (Sundance Pointe Associates)[2]	5.850	02/01/2037	10,031
10,000	FL HFC (Villas De Mallorca)[2]	5.750	07/01/2027	10,140
5,075,000	FL HFC (Westchase Apartments)	6.610	07/01/2038	3,330,621
8,630,000	FL Island at Doral III Community Devel. District Special Assessment[2]	5.900	05/01/2035	5,362,423
3,400,000	FL Lake Ashton II Community Devel. District[2]	5.375	05/01/2036	2,015,350
2,910,000	FL Mira Lago West Community Devel. District[2]	5.375	05/01/2036	1,796,110
1,555,000	FL New Port Tampa Bay Community Devel. District[7]	5.300	11/01/2012	543,317
24,390,000	FL New Port Tampa Bay Community Devel. District[7]	5.875	05/01/2038	8,521,866
1,500,000	FL Parker Road Community Devel. District[2]	5.350	05/01/2015	901,800
1,480,000	FL Parker Road Community Devel. District[2]	5.600	05/01/2038	811,514
1,500,000	Flora Ridge, FL Educational Facilities Benefit District[2]	5.300	05/01/2037	950,910
5,300,000	Fontainbleau Lakes, FL Community Devel. District[2]	6.000	05/01/2015	2,824,529
4,000,000	Fontainbleau Lakes, FL Community Devel. District[2]	6.000	05/01/2038	2,230,200
9,575,000	Forest Creek, FL Community Devel. District[3]	5.450	05/01/2036	4,409,479
7,915,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[2]	7.375	03/01/2030	6,473,679
10,000,000	Grand Bay at Doral, FL Community Devel. District[2]	6.000	05/01/2017	6,668,400
8,735,000	Grand Bay at Doral, FL Community Devel. District[2]	6.000	05/01/2039	4,530,582
12,200,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	6,124,522
7,505,000	Greater Orlando, FL Aviation Authority (JetBlue Airways Corp.)	6.375	11/15/2026	5,113,457
14,965,000	Greater Orlando, FL Aviation Authority (JetBlue Airways Corp.)	6.500	11/15/2036	9,679,661
2,830,000	Greyhawk Landing, FL Community Devel. District Special Assessment[2]	7.000	05/01/2033	2,580,479
100,000	Gulf Breeze, FL GO2	5.900	12/01/2015	100,086
5,855,000	Hammocks, FL Community Devel. District Special Assessment[2]	5.500	05/01/2037	3,059,238
8,800,000	Harrison Ranch, FL Community Devel. District[2]	5.300	05/01/2038	4,950,968
1,125,000	Hawks Point, FL Community Devel. District[2]	5.300	05/01/2039	629,955
F13 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$15,435,000	Heritage Bay, FL Community Devel. District[2]	5.500%	05/01/2036	$9,207,595
14,980,000	Heritage Harbour North, FL Community Devel. District[2]	6.375	05/01/2038	10,184,602
1,910,000	Heritage Plantation, FL Community Devel. District	5.100	11/01/2013	1,298,991
3,480,000	Heritage Plantation, FL Community Devel. District	5.400	05/01/2037	1,725,697
12,000,000	Hialeah Gardens, FL Health Facilities Authority (CHS/SJRNC/VMNRC/SJR/CHFTEH/SANC Obligated Group)[2]	5.250	08/15/2031	11,269,560
930,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A2	5.500	05/01/2036	409,674
4,035,000	Highlands, FL Community Devel. District[3]	5.550	05/01/2036	2,059,868
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)[2]	7.125	04/01/2030	1,127,800
9,250,000	Hillsborough County, FL IDA (Senior Care Group)[2]	6.700	07/01/2021	7,603,593
6,035,000	Hillsborough County, FL IDA (Senior Care Group)[2]	6.750	07/01/2029	4,762,339
11,300,000	Indigo, FL Community Devel. District[2]	5.750	05/01/2036	5,859,615
715,000	Jacksonville, FL Water and Sewage (United Waterworks)[2]	6.350	08/01/2025	714,979
1,405,000	K-Bar Ranch, FL Community Devel. District Special Assessment[3]	5.450	05/01/2036	646,581
2,800,000	Keys Cove, FL Community Devel. District[2]	5.500	05/01/2036	1,859,620
1,160,000	Keys Cove, FL Community Devel. District[2]	5.875	05/01/2035	876,925
920,000	Lake Frances, FL Community Devel. District Special Assessment[3]	5.300	05/01/2037	459,393
2,000,000	Lakeside Landings, FL Devel. District[3]	5.250	05/01/2013	918,400
750,000	Lakeside Landings, FL Devel. District[3]	5.500	05/01/2038	341,903
9,260,000	Lakewood Ranch, FL Stewardship District[2]	5.500	05/01/2036	5,544,703
12,000,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[2]	5.400	05/01/2037	7,107,960
14,500,000	Landmark at Doral, FL Community Devel. District Special Assessment	5.200	05/01/2015	5,175,775
8,000,000	Landmark at Doral, FL Community Devel. District Special Assessment	5.500	05/01/2038	2,811,120
69,247	Largo, FL Sun Coast Health System (Sun Coast Hospital)	6.200	03/01/2013	35,323
65,000	Lee County, FL HFA (Single Family Mtg.)[2]	7.200	03/01/2033	66,195
1,200,000	Legends Bay, FL Community Devel. District[3]	5.500	05/01/2014	607,464
1,500,000	Legends Bay, FL Community Devel. District[3]	5.875	05/01/2038	754,980
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)[3]	6.750	09/01/2028	60,904
1,385,000	Liberty County, FL Revenue (Twin Oaks)	8.250	07/01/2028	1,166,392
7,955,000	Madeira, FL Community Devel. District[2]	5.250	11/01/2014	4,007,411
8,045,000	Madeira, FL Community Devel. District[2]	5.450	05/01/2039	3,941,809
1,550,000	Madison County, FL Mtg. (Twin Oaks)[2]	6.000	07/01/2025	1,139,219
F14 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$5,000,000	Magnolia Creek, FL Community Devel. District[2]	5.600%	05/01/2014	$3,143,000
5,360,000	Magnolia Creek, FL Community Devel. District[2]	5.900	05/01/2039	2,982,518
2,855,000	Magnolia West, FL Community Devel. District Special Assessment[2]	5.350	05/01/2037	1,547,496
3,000,000	Main Street, FL Community Devel. District[2]	6.800	05/01/2038	2,229,930
14,255,000	Martin County, FL IDA (Indiantown Cogeneration)[2]	7.875	12/15/2025	14,136,684
1,035,000	Martin County, FL IDA (Indiantown Cogeneration)[2]	8.050	12/15/2025	1,034,783
4,800,000	Meadow Woods, FL Community Devel. District Special Assessment[2]	6.050	05/01/2035	2,524,368
3,980,000	Mediterranea, FL Community Devel. District Special Assessment[2]	5.600	05/01/2037	2,283,008
1,025,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[2]	6.700	11/15/2019	895,174
540,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[2]	6.800	11/15/2031	398,963
15,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.000	10/01/2040	13,103,850
10,000,000	Miami-Dade County, FL School Board COP[1]	5.000	02/01/2027	9,963,450
10,000,000	Miami-Dade County, FL School Board COP[1]	5.250	02/01/2027	10,172,150
50,000,000	Miami-Dade County, FL School Board COP[1]	5.375	02/01/2034	50,414,750
11,590,000	Miromar Lakes, FL Community Devel. District[2]	6.875	05/01/2035	8,319,997
9,740,000	Miromar Lakes, FL Community Devel. District[2]	7.375	05/01/2032	7,554,344
16,955,000	Montecito, FL Community Devel. District	5.100	05/01/2013	8,046,843
5,535,000	Montecito, FL Community Devel. District	5.500	05/01/2037	2,528,720
680,000	Moody River, FL Estates Community Devel. District[2]	5.350	05/01/2036	363,807
16,670,000	Myrtle Creek, FL Improvement District Special Assessment[2]	5.200	05/01/2037	8,872,274
11,150,000	Nassau County, FL (Nassau Care Centers)[2]	6.900	01/01/2038	8,676,707
20,000	Nassau County, FL Pollution Control (ITT Rayonier)[2]	6.200	07/01/2015	18,674
1,735,000	Naturewalk, FL Community Devel. District[2]	5.300	05/01/2016	891,252
5,425,000	Naturewalk, FL Community Devel. District[2]	5.500	05/01/2038	2,692,699
2,465,000	North Springs, FL Improvement District (Heron Bay North Assessment)	5.200	05/01/2027	1,477,447
14,940,000	North Springs, FL Improvement District (Parkland Golf-Country Club)	5.450	05/01/2026	9,090,990
750,000	Northern Palm Beach, FL Improvement District[2]	5.350	08/01/2041	426,053
3,995,000	Oak Creek, FL Community Devel. District Special Assessment[2]	5.800	05/01/2035	2,443,781
2,750,000	Oakmont Grove, FL Community Devel. District Special Assessment[3]	5.250	05/01/2012	1,253,808
4,595,000	Oakmont Grove, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	1,881,928
F15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$3,340,000	Old Palm, FL Community Devel. District (Palm Beach Gardens)[2]	5.375%		05/01/2014	$2,773,670
1,535,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[2]	8.875		07/01/2021	1,555,523
3,200,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[2]	9.000		07/01/2031	3,201,120
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[2]	5.500		07/01/2032	499,440
1,125,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[2]	5.500		07/01/2038	724,523
6,020,000	Orange County, FL HFA (Dunwoodie Apartments)[2]	6.500		07/01/2035	4,013,052
10,000	Orange County, FL HFA (Homeowner)[2]	5.200		09/01/2023	10,003
135,000	Orange County, FL HFA (Homeowner)	5.420	[5]	03/01/2028	47,592
15,000	Orange County, FL HFA (Homeowner)[2]	5.550		09/01/2033	15,097
5,000	Orange County, FL HFA (Park Avenue Villas)[2]	5.250		09/01/2031	5,006
15,000,000	Orlando, FL Utilities Commission[1]	5.000		10/01/2033	15,000,900
18,500,000	Orlando, FL Utilities Commission[1]	5.250		10/01/2039	18,680,283
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000		07/01/2036	2,249,550
55,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[2]	6.100		08/01/2029	55,028
13,995,000	Palm Coast Park, FL Community Devel. District Special Assessment[2]	5.700		05/01/2037	7,699,909
2,700,000	Palm Glades, FL Community Devel. District[2]	5.300		05/01/2036	1,618,488
6,565,000	Palm Glades, FL Community Devel. District Special Assessment[2]	7.125		05/01/2039	4,635,153
1,850,000	Palm River, FL Community Devel. District[3]	5.150		05/01/2013	828,615
935,000	Palm River, FL Community Devel. District[2]	5.375		05/01/2036	418,787
1,500,000	Parkway Center, FL Community Devel. District, Series A2	6.300		05/01/2034	954,165
2,565,000	Paseo, FL Community Devel. District[3]	5.000		02/01/2011	1,473,387
6,480,000	Pine Ridge Plantation, FL Community Devel. District[2]	5.400		05/01/2037	3,263,522
4,625,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[2]	5.650		05/01/2037	3,094,634
35,000	Pinellas County, FL HFA (Single Family Hsg.)[2]	5.200		03/01/2037	31,549
115,000	Pinellas County, FL HFA (Single Family Hsg.)[2]	5.250		03/01/2038	98,276
1,815,000	Poinciana West, FL Community Devel. District Special Assessment[2]	6.000		05/01/2037	1,303,733
2,100,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[2]	5.350		07/01/2027	1,423,359
10,700,000	Portico, FL Community Devel. District[2]	5.450		05/01/2037	5,940,961
1,500,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.500		05/01/2038	819,165
F16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$2,815,000	Portofino Isles, FL Community Devel. District (Portofino Court)	5.600%	05/01/2036	$1,485,335
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200	05/01/2017	734,420
2,000,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	1,100,660
900,000	Portofino Springs, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	414,945
2,470,000	Portofino Vista, FL Community Devel. District[2]	5.000	05/01/2013	1,695,581
3,615,000	Quarry, FL Community Devel. District[2]	5.250	05/01/2036	1,961,716
8,980,000	Quarry, FL Community Devel. District[2]	5.500	05/01/2036	5,076,125
485,000	Renaissance Commons, FL Community Devel. District, Series A2	5.600	05/01/2036	297,887
6,795,000	Renaissance, FL Community Devel. District[2]	7.000	05/01/2033	6,195,885
6,400,000	Reunion East, FL Community Devel. District[2]	5.800	05/01/2036	3,321,024
10,000,000	Reunion East, FL Community Devel. District, Series A2	7.375	05/01/2033	6,540,700
22,335,000	Reunion West, FL Community Devel. District	6.250	05/01/2036	9,792,111
4,545,000	Ridgewood Trails, FL Community Devel. District[2]	5.650	05/01/2038	2,406,441
9,375,000	River Bend, FL Community Devel. District	5.450	05/01/2035	4,903,781
6,415,000	River Bend, FL Community Devel. District[3]	7.125	11/01/2015	4,522,639
7,890,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450	05/01/2038	3,448,088
3,495,000	Riverwood Estates, FL Community Devel. District Special Assessment[3,4]	5.350	05/01/2037	1,220,454
2,485,000	Rolling Hills, FL Community Devel. District[2]	5.125	11/01/2013	1,767,307
1,290,000	Rolling Hills, FL Community Devel. District[2]	5.450	05/01/2037	808,288
200,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	116,612
23,200,000	Sarasota, FL National Community Devel. District Special Assessment[2]	5.300	05/01/2039	12,345,648
4,475,000	Seminole County, FL IDA (Progressive Health)[2]	7.500	03/01/2035	3,770,322
6,850,000	Shingle Creek, FL Community Devel. District	6.100	05/01/2025	3,880,662
25,060,000	Shingle Creek, FL Community Devel. District	6.125	05/01/2037	12,267,622
930,000	Six Mile Creek, FL Community Devel. District[2]	5.500	05/01/2017	506,153
8,625,000	Six Mile Creek, FL Community Devel. District[2]	5.875	05/01/2038	3,736,264
6,900,000	South Bay, FL Community Devel. District[3]	5.125	11/01/2009	2,402,580
12,035,000	South Bay, FL Community Devel. District[3]	5.375	05/01/2013	4,190,587
16,775,000	South Bay, FL Community Devel. District[3]	5.950	05/01/2036	5,841,055
11,400,000	South Fork East, FL Community Devel. District[2]	5.350	05/01/2036	6,598,092
3,595,000	South Fork East, FL Community Devel. District[3]	6.500	05/01/2038	2,255,503
6,415,000	South Fork East, FL Community Devel. District[3]	7.000	11/01/2015	4,216,002
100,000	South Lake County, FL Hospital District (Orlando Regional Healthcare System)[2]	6.000	10/01/2022	100,191
F17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$4,405,000	St. John’s Forest, FL Community Devel. District, Series A2	6.125%	05/01/2034	$3,128,255
3,100,000	St. Johns County, FL IDA (Glenmoor Health Care)[2]	5.375	01/01/2040	1,989,456
565,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[2]	5.200	10/01/2027	399,890
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[2]	5.250	10/01/2041	628,950
1,940,000	Stonebrier, FL Community Devel. District[2]	5.500	05/01/2037	1,090,726
4,665,000	Stoneybrook, FL South Community Devel. District[2]	5.800	05/01/2039	2,416,470
2,500,000	Summerville, FL Community Devel. District[3]	5.500	05/01/2036	1,313,950
5,315,000	Sumter County, FL IDA (North Sumter Utility Company)[2]	6.800	10/01/2032	4,564,788
5,900,000	Sweetwater Creek, FL Community Devel. District[2]	5.500	05/01/2038	3,162,282
14,000,000	Tampa Bay, FL Regional Water Supply Authority[1]	5.000	10/01/2034	14,075,810
9,460,000	Tern Bay, FL Community Devel. District[3]	5.000	05/01/2015	3,304,378
19,075,000	Tern Bay, FL Community Devel. District[3]	5.375	05/01/2037	6,662,898
33,650,000	Tolomato, FL Community Devel. District Special Assessment[2]	6.650	05/01/2040	23,104,427
2,880,000	Town Center, FL at Palm Coast Community Devel. District[2]	6.000	05/01/2036	1,715,933
5,000,000	Treeline, FL Preservation Community Devel. District[2]	6.800	05/01/2039	3,269,250
735,000	Turnbull Creek, FL Community Devel. District Special Assessment[3]	5.250	05/01/2037	396,114
1,390,000	Two Creeks, FL Community Devel. District[3]	5.250	05/01/2037	670,411
10,590,000	Verandah East, FL Community Devel. District[2]	5.400	05/01/2037	6,088,509
7,805,000	Verano Center, FL Community Devel. District[2]	5.375	05/01/2037	3,645,872
2,500,000	Villa Portofino East, FL Community Devel. District[2]	5.200	05/01/2037	1,575,100
1,720,000	Villa Portofino West, FL Community Devel. District[2]	5.350	05/01/2036	1,162,359
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[2]	5.550	05/01/2039	703,403
1,975,000	Villages of Westport, FL Community Devel. District[2]	5.700	05/01/2035	1,144,868
2,775,000	Villagewalk of Bonita Springs, FL Community Devel. District[2]	5.150	05/01/2038	1,463,618
1,395,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125	05/01/2013	634,111
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500	05/01/2037	1,482,040
3,735,000	Watergrass, FL Community Devel. District Special Assessment[2]	5.125	11/01/2014	1,968,121
2,370,000	Watergrass, FL Community Devel. District Special Assessment[2]	5.375	05/01/2039	1,137,482
3,190,000	Waterlefe, FL Community Devel. District Golf Course[7]	8.125	10/01/2025	63,800
6,710,000	Waters Edge, FL Community Devel. District[2]	5.350	05/01/2039	3,338,762
3,025,000	Waters Edge, FL Community Devel. District[2]	5.400	05/01/2039	1,505,180
F18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$5,800,000	Waterstone, FL Community Devel. District[3]	5.500%	05/01/2018	$2,939,556
6,250,000	Wentworth Estates, FL Community Devel. District[2]	5.125	11/01/2012	3,250,688
27,815,000	Wentworth Estates, FL Community Devel. District[2]	5.625	05/01/2037	13,544,514
3,100,000	West Villages, FL Improvement District[2]	5.350	05/01/2015	2,386,752
10,175,000	West Villages, FL Improvement District[3]	5.500	05/01/2037	4,800,260
21,125,000	West Villages, FL Improvement District[2]	5.500	05/01/2038	10,441,665
18,550,000	West Villages, FL Improvement District[2]	5.800	05/01/2036	9,721,128
14,925,000	Westridge, FL Community Devel. District	5.800	05/01/2037	5,970,000
11,210,000	Westside, FL Community Devel. District	5.650	05/01/2037	5,795,794
17,340,000	Westside, FL Community Devel. District	7.200	05/01/2038	11,176,324
2,085,000	World Commerce, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	816,799
1,000,000	World Commerce, FL Community Devel. District Special Assessment[3]	6.500	05/01/2036	401,830
7,420,000	Wyld Palms, FL Community Devel. District	5.400	05/01/2015	3,078,558
4,340,000	Wyld Palms, FL Community Devel. District	5.500	05/01/2038	1,745,548
2,040,000	Zephyr Ridge, FL Community Devel. District[3]	5.250	05/01/2013	917,592
2,665,000	Zephyr Ridge, FL Community Devel. District[3]	5.625	05/01/2037	1,205,513

				1,005,585,583

Georgia—0.7%
60,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[2]	6.200	03/01/2027	60,035
25,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[2]	6.200	03/01/2029	25,011
50,000	Americus-Sumter County, GA Hospital Authority (South Georgia Methodist Home for the Aging)[2]	6.250	05/15/2016	45,295
3,000,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)[2]	6.250	07/01/2036	1,790,850
140,000	Atlanta, GA Urban Residential Finance Authority (Spring Branch Apartments)	8.500	04/01/2026	63,494
200,000	Brunswick and Glynn County, GA Devel. Authority (Georgia-Pacific Corp.)[2]	5.550	03/01/2026	144,820
295,000	Charlton County, GA Solid Waste Management Authority (Chesser Island Road Landfill)[2]	7.375	04/01/2018	258,556
35,000	Cherokee County, GA Hospital Authority (RT Jones Memorial Hospital)[2]	7.300	12/01/2013	38,742
50,000	Crisp County, GA Devel. Authority (International Paper Company)[2]	6.200	02/01/2020	46,761
1,680,000	Effingham County, GA Devel. Authority (Fort James Corp.)[2]	5.625	07/01/2018	1,368,007
125,000	Fulton County, GA Airport (Delta Airlines)[3,4,7]	5.300	05/01/2013	1
F19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Georgia Continued
$250,000	Fulton County, GA Airport (Delta Airlines)[3,4,7]	5.450%	05/01/2023	$3
25,000	Fulton County, GA Airport (Delta Airlines)[3,4,7]	5.500	05/01/2033	—
80,000	Fulton County, GA Airport (Delta Airlines)[3,4,7]	6.950	11/01/2012	1
895,000	Fulton County, GA Devel. Authority (Catholic Health East)[2]	5.250	11/15/2020	892,664
915,000	Fulton County, GA Devel. Authority (Catholic Health East)[2]	5.500	11/15/2021	916,976
4,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[2]	5.000	07/01/2027	2,872,120
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[2]	5.125	07/01/2042	612,630
15,000	GA Hsg. and Finance Authority (Single Family Mtg.)[2]	5.400	12/01/2031	15,008
24,150,000	Irwin County, GA COP	8.000	08/01/2037	20,792,426
2,000,000	Marietta, GA Devel. Authority (University Facilities)[2]	7.000	06/15/2039	1,636,920
100,000	McDuffie County, GA County Devel. Authority (Temple-Inland)[2]	6.950	12/01/2023	87,766
10,000	Peach County, GA Devel. Authority Healthcare Facility[2]	8.500	03/01/2034	8,886
430,000	Savannah, GA EDA (Skidway Health & Living Services)[2]	6.850	01/01/2019	413,987
1,055,000	Savannah, GA EDA (Skidway Health & Living Services)[2]	7.400	01/01/2024	1,018,307
2,985,000	Savannah, GA EDA (Skidway Health & Living Services)[2]	7.400	01/01/2034	2,783,274

				35,892,540

Hawaii—0.1%
400,000	HI Dept. of Transportation (Continental Airlines)[2]	5.625	11/15/2027	254,072
7,415,000	HI Dept. of Transportation (Continental Airlines)[2]	7.000	06/01/2020	5,999,847

				6,253,919

Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[2]	5.350	01/01/2025	4,998
45,000	ID Hsg. Agency (Single Family Mtg.)[2]	6.200	07/01/2025	46,067
25,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)[2]	6.450	08/01/2032	23,227

				74,292

Illinois—6.8%
1,700,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[2]	5.625	01/01/2018	1,195,933
34,581,350	Aurora, IL Single Family Mtg.[1]	5.500	12/01/2039	33,789,292
45,631,641	Aurora, IL Single Family Mtg.[1]	6.300	12/01/2045	46,812,506
1,750,000	Belleville, IL Tax Increment (Frank Scott Parkway Redevel.)[2]	5.700	05/01/2036	994,175
4,145,000	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)[2]	6.600	01/01/2035	2,887,366
30,775,000	Caseyville, IL Tax (Forest Lakes)	7.000	12/30/2022	18,662,883
F20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$8,000,000	Centerpoint, IL Intermodal Center Program[2]	10.000%[6]	06/15/2023	$4,178,320
20,000	Chicago, IL (Single Family Mtg.)[2]	6.350	10/01/2030	20,753
35,000	Chicago, IL Midway Airport, Series B2	5.625	01/01/2029	33,973
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[2]	6.125	02/20/2042	35,777
16,845,000	Chicago, IL O’Hare International Airport (Delta Airlines)[2]	6.450	05/01/2018	11,948,664
5,300,000	Cortland, IL Special Tax (Sheaffer System)[2]	5.500	03/01/2017	3,268,934
1,500,000	Deerfield, IL Educational Facilities (Chicagoland Jewish High School)[2]	6.000	05/01/2041	749,820
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[2]	5.625	03/01/2036	614,630
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[2]	5.375	03/01/2016	2,076,750
1,375,000	Godfrey, IL (United Methodist Village)[2]	5.875	11/15/2029	777,618
1,725,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)[2]	5.625	03/01/2022	1,054,993
3,135,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)[2]	6.000	03/01/2046	1,598,913
1,160,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)[2]	5.625	03/01/2022	709,444
7,450,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)[2]	6.000	03/01/2045	3,755,247
1,215,000	Hampshire, IL Special Service Area No. 18 (Crown Devel.-Tamms Farm)[2]	6.000	03/01/2044	613,599
4,270,000	Hampshire, IL Special Service Area No. 19 (Crown Devel.-Prairie Ridge East)[2]	6.000	03/01/2046	2,148,664
22,478	IL Devel. Finance Authority (Community Rehabilitation Providers)[2]	8.250	08/01/2012	18,020
115,000	IL Devel. Finance Authority Solid Waste (WSREC)[2]	8.250	04/01/2023	115,163
11,600,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[2]	6.500	12/01/2037	8,572,980
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[2]	5.375	09/01/2035	2,179,949
1,200,000	IL Finance Authority (Central Baptist Village)[2]	5.375	11/15/2039	766,056
4,000,000	IL Finance Authority (Clare Oaks)[2]	6.000	11/15/2039	2,745,120
1,000,000	IL Finance Authority (DeKalb Supportive Living)[2]	6.100	12/01/2041	690,620
2,250,000	IL Finance Authority (Franciscan Communities)[2]	5.500	05/15/2027	1,579,703
2,750,000	IL Finance Authority (Franciscan Communities)[2]	5.500	05/15/2037	1,714,873
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[2]	5.375	02/15/2025	1,492,160
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[2]	5.625	02/15/2037	1,344,920
30,000,000	IL Finance Authority (Illinois River Energy)[2]	8.500	07/01/2019	21,943,200
850,000	IL Finance Authority (Luther Oaks)[2]	6.000	08/15/2026	636,710
1,500,000	IL Finance Authority (Luther Oaks)[2]	6.000	08/15/2039	1,030,365
F21 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Illinois Continued
$3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[2]	5.000%		08/15/2024	$2,341,070
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[2]	5.125		08/15/2028	2,469,412
2,500,000	IL Finance Authority (Monarch Landing)[2]	7.000		12/01/2027	1,568,625
12,250,000	IL Finance Authority (Monarch Landing)[2]	7.000		12/01/2037	6,976,253
30,000,000	IL Finance Authority (Monarch Landing)[2]	7.000		12/01/2042	16,623,000
1,250,000	IL Finance Authority (Montgomery Place)[2]	5.500		05/15/2026	911,050
2,050,000	IL Finance Authority (Montgomery Place)[2]	5.750		05/15/2038	1,413,660
21,000,000	IL Finance Authority (Provena Health)[2]	7.750		08/15/2034	21,158,760
2,000,000	IL Finance Authority (Sedgebrook)[2]	6.000		11/15/2027	1,128,180
9,000,000	IL Finance Authority (Sedgebrook)[2]	6.000		11/15/2037	4,509,270
8,500,000	IL Finance Authority (Sedgebrook)[2]	6.000		11/15/2042	4,123,605
750,000	IL Finance Authority (Three Crowns Park Plaza)[2]	5.875		02/15/2038	549,510
8,700,000	IL Health Facilities Authority[3]	6.900		11/15/2033	3,833,220
100,000	IL Health Facilities Authority (Delnor Community Resource Living)[2]	6.000		11/15/2017	87,074
1,170,000	IL Hsg. Devel. Authority (Riverwoods Apartments)[2]	5.550		01/01/2048	1,125,634
7,140,000	Lake County, IL Special Service Area No. 8[2]	7.125		03/01/2037	4,968,797
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[2]	7.125		01/01/2036	11,030,306
3,760,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	5.750		03/01/2022	2,345,112
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	6.125		03/01/2040	1,930,080
1,810,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[2]	5.750		03/01/2022	1,128,897
380,000	Peoria, IL Hsg. (Peoria Oak Woods Apartments)[2]	7.750		10/15/2033	318,250
3,500,000	Plano, IL Special Service Area No. 5[2]	6.000		03/01/2036	2,198,735
3,750,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)[2]	6.000		12/01/2041	2,482,500
6,195,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[2]	6.375		08/01/2040	3,966,411
47,033	Robbins, IL Res Rec (Robbins Res Rec Partners)	5.873	[5]	10/15/2009	46,050
347	Robbins, IL Res Rec (Robbins Res Rec Partners)[2]	7.250		10/15/2009	345
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[2]	7.250		10/15/2024	140
10,000	Rockford, IL Mtg. (Faust Landmark Partnership)[2]	6.200		01/01/2028	10,067
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)[2]	6.625		06/01/2037	1,894,775
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[2]	5.850		12/01/2036	1,066,365
16,865,000	Southwestern IL Devel. Authority (Local Government Programming)[2]	7.000		10/01/2022	14,808,145
F22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Illinois Continued
$3,650,000	Southwestern IL Devel. Authority (Village of Sauget)[2]	5.625%		11/01/2026	$2,369,361
15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)[2]	8.250		12/01/2019	9,851,069
8,450,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[2]	6.100		12/01/2041	5,867,849
3,025,000	Vernon Hills, IL Tax Increment (Town Center)[2]	6.250		12/30/2026	2,374,050
3,180,000	Volo Village, IL Special Service Area (Lancaster Falls)[2]	5.750		03/01/2036	1,852,954
5,559,000	Volo Village, IL Special Service Area (Remington Pointe)[2]	6.450		03/01/2034	3,626,803
5,170,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[2]	5.875		03/01/2036	3,699,911

					329,413,388

Indiana—1.7%
8,080,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[2]	6.500	[10]	07/01/2033	5,218,872
20,210,000	Bluffton, IN Solid Waste Disposal Facility (Bluffton Subordinate Industrial Bio-Energy)[2]	7.500		09/01/2019	13,583,545
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[2]	5.500		09/01/2028	912,037
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[2]	6.375		08/01/2029	3,990,241
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)[3]	6.200		10/15/2025	2,500
20,000	IN Bond Bank (Southwestern Bartholomew Water Corp.)[2]	6.625		06/01/2012	20,010
925,000	IN Finance Authority Educational Facilities (Irvington Community)[2]	9.000		07/01/2039	970,297
1,835,000	IN Health Facility Financing Authority (Methodist Hospitals)[2]	5.500		09/15/2031	1,320,356
550,000	IN Pollution Control (General Motors Corp.)[3,7]	5.625		04/01/2011	55,000
9,365,000	Indianapolis, IN Multifamily Hsg. (Covered Bridge)[2]	6.000	[10]	04/01/2030	6,131,734
75,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	5.600		04/01/2029	53,109
215,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	5.625		12/01/2027	154,374
560,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	6.700		04/01/2029	453,639
30,000	North Manchester, IN (Estelle Peabody Memorial Home)[3]	6.500		07/01/2015	18,687
17,505,000	North Manchester, IN (Estelle Peabody Memorial Home)[3]	7.250		07/01/2033	10,903,865
60,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)[2]	6.375		11/01/2029	55,176
6,820,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[2]	6.500		07/01/2022	5,557,141
F23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Indiana Continued
$230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)[2]	5.550%		05/15/2019	$190,571
4,875,000	Vigo County, IN Hospital Authority (Union Hospital)[2]	5.800		09/01/2047	3,449,794
6,215,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)[2]	6.250		01/01/2024	4,659,448
25,000,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250		07/01/2020	20,494,500
4,500,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	14.000		07/01/2020	3,644,550

					81,839,446

Iowa—2.2%
500,000	Cedar Rapids, IA (Cottage Grove Place)	5.875		07/01/2028	356,860
3,095,000	Cedar Rapids, IA (Cottage Grove Place)	6.000		07/01/2014	2,824,188
5,475,000	Dickinson County, IA Hsg. (Spirit Lake)	5.875		12/01/2036	3,641,368
440,000	IA Finance Authority (Amity Fellowserve)[2]	5.900		10/01/2016	383,293
825,000	IA Finance Authority (Amity Fellowserve)[2]	6.000		10/01/2028	585,956
940,000	IA Finance Authority (Amity Fellowserve)[2]	6.375		10/01/2026	721,130
2,190,000	IA Finance Authority (Amity Fellowserve)[2]	6.500		10/01/2036	1,618,848
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[2]	5.900		12/01/2028	791,712
900,000	IA Finance Authority Retirement Community (Friendship Haven)[2]	6.125		11/15/2032	676,935
1,000,000	IA Finance Authority Senior Hsg. (Bethany Manor)[2]	5.550		11/01/2041	642,160
1,300,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[2]	5.375		06/01/2025	827,190
36,910,000	IA Tobacco Settlement Authority[2]	5.375		06/01/2038	22,075,871
45,000,000	IA Tobacco Settlement Authority[2]	5.500		06/01/2042	26,917,200
190,800,000	IA Tobacco Settlement Authority	6.250	[5]	06/01/2046	3,787,380
360,990,000	IA Tobacco Settlement Authority	7.125	[5]	06/01/2046	5,057,470
60,000,000	IA Tobacco Settlement Authority (TASC)[2]	5.625		06/01/2046	36,156,000

					107,063,561

Kansas—0.3%
70,000	Goddard, KS Industrial Revenue (IFR Systems)[2]	6.250		05/01/2012	70,410
55,000	KS Devel. Finance Authority (VS/VSCF/JGCCF Obligated Group)[2]	5.500		11/15/2015	49,955
1,270,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[2]	7.950		10/15/2035	900,100
4,500,000	Olathe, KS Tax Increment (Gateway)	5.000		03/01/2026	2,366,505
2,500,000	Olathe, KS Transportation Devel. District (Gateway)	5.000		12/01/2028	1,255,950
8,795,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.500		12/01/2038	8,927,941
F24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Kansas Continued
$135,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	7.600%	12/01/2031	$137,557
325,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	7.600	12/01/2031	331,156
1,590,000	Wichita, KS Hsg. (Innes Station Apartments)[2]	6.250	03/01/2028	1,177,522
2,475,000	Wyandotte County/Kansas City, KS Unified Government Industrial Devel. (Crestwood Apartments)[3]	6.950	06/01/2037	992,277
1,400,000	Wyandotte County/Kansas City, KS Unified Government Pollution Control (General Motors)[3]	6.000	06/01/2025	567,000

				16,776,373

Kentucky—0.3%
15,000	Elizabethtown, KY Industrial Building (Elizabethtown Medical Rehabilitation)[2]	10.250	12/01/2016	15,044
150,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	2
28,805,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	288
31,750,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	318
27,170,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	272
45,560,000	Kenton County, KY Airport (Delta Airlines)[3,4,7]	8.000	12/01/2015	456
2,520,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[2]	6.750	03/01/2029	2,084,947
14,000,000	KY EDFA (Baptist Healthcare System)[1]	5.375	08/15/2024	14,794,850
5,000	KY EDFA (Norton)[2]	6.125	10/01/2010	5,045
2,900,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)[3,7]	6.000	05/01/2023	29,000
4,600,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)[3,7]	7.450	05/01/2022	46,000
5,740,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)[3,7]	7.650	05/01/2016	57,400

				17,033,622

Louisiana—1.5%
175,000	Caddo Parish, LA Industrial Devel. Board (Pennzoil Products Company)[2]	5.600	12/01/2028	167,423
20,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[2]	5.600	11/01/2022	16,627
1,600,000	Juban Park, LA Community Devel. District Special Assessment[2]	5.150	10/01/2014	1,335,968
3,710,000	LA CDA (Eunice Student Hsg. Foundation)	7.375	09/01/2033	2,431,497
40,000	LA HFA (Single Family Mtg.)[2]	6.300	06/01/2020	40,763
1,020,000	LA Local Government EF&CD Authority (Cypress Apartments)[2]	8.000	04/20/2028	826,016
465,000	LA Local Government EF&CD Authority (Sharlo Apartments)[2]	8.000	06/20/2028	369,596
F25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Louisiana Continued
$5,350,000	LA Public Facilities Authority (Progressive Healthcare)[2]	6.375%	10/01/2028	$3,963,441
70,080,000	LA Tobacco Settlement Financing Corp. (TASC)[2]	5.875	05/15/2039	56,239,901
7,400,000	Lakeshore Villages, LA Master Community Devel. District[2]	5.250	07/01/2017	5,793,386
60,000	New Orleans, LA Sewage Service[2]	5.400	06/01/2017	53,464
30,000	Tensas Parish, LA Law Enforcement District COP[7]	8.000	10/01/2010	29,305
10,000	West Feliciana Parish, LA Pollution Control (Entergy Gulf States)[2]	6.600	09/01/2028	10,002

				71,277,389

Maine—0.3%
56,390,000	ME Finance Authority Solid Waste Recycling Facilities (Great Northern Paper)[3,7]	7.750	10/01/2022	5,639,000
20,000	North Berwick, ME (Hussey Seating Company)[2]	7.000	12/01/2013	19,972
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[2]	6.625	07/01/2020	2,841,456
14,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[2]	6.875	10/01/2026	7,749,747

				16,250,175

Maryland—0.3%
6,810,000	Brunswick, MD Special Obligation (Brunswick Crossing)[2]	5.500	07/01/2036	3,976,631
5,135,000	MD EDC Student Hsg. (Bowie State University)[2]	6.000	06/01/2023	3,844,883
400,000	MD EDC Student Hsg. (University of Maryland)[2]	5.625	10/01/2023	281,684
8,500,000	MD EDC Student Hsg. (University of Maryland)[2]	5.750	10/01/2033	5,325,845
600,000	MD H&HEFA (King Farm Presbyterian Community)[2]	5.300	01/01/2037	356,460
925,000	MD H&HEFA (Washington Christian Academy)	5.500	07/01/2038	464,507
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[2]	5.250	01/01/2037	1,218,758

				15,468,768

Massachusetts—2.1%
800,000	MA Devel. Finance Agency (Eastern Nazarene College)[2]	5.625	04/01/2019	684,512
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[2]	5.625	04/01/2029	1,863,723
1,800,000	MA Devel. Finance Agency (Linden Ponds)[2]	5.750	11/15/2042	1,069,110
300,000	MA Devel. Finance Agency (Regis College)[2]	5.250	10/01/2018	240,957
1,000,000	MA Devel. Finance Agency (VOA Concord)[2]	5.200	11/01/2041	636,250
30,000,000	MA Educational Financing Authority, Series H1	6.350	01/01/2030	30,114,196
65,000	MA H&EFA (Holyoke Hospital)[2]	6.500	07/01/2015	57,728
50,080,000	MA HFA, Series A1	5.250	07/01/2025	49,072,252
10,500,000	MA HFA, Series A1	5.300	06/01/2049	9,643,129
8,330,000	MA HFA, Series C1	5.400	12/01/2049	7,873,125
50,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	28,653

				101,283,635
F26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Michigan—2.1%
$3,460,000	Detroit, MI Local Devel. Finance Authority[2]	6.700%		05/01/2021	$1,635,992
2,145,000	Detroit, MI Local Devel. Finance Authority[2]	6.850		05/01/2021	1,014,049
585,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[2]	5.375		05/01/2018	272,423
35,095,000	Detroit, MI Sewer Disposal System[1]	1.000	[6]	07/01/2032	22,810,031
5,845,000	Detroit, MI Sewer Disposal System[2]	1.000	[6]	07/01/2032	3,800,711
760,000	East Lansing, MI Economic Corp. (Burcham Hills)[2]	5.250		07/01/2037	467,271
1,400,000	Kalamazoo, MI EDC (Heritage Community)[2]	5.500		05/15/2036	901,404
2,500,000	Kent, MI Hospital Finance Authority[2]	6.250		07/01/2040	1,816,800
65,000	MI Hospital Finance Authority (Detroit Medical Center)[2]	6.500		08/15/2018	57,377
900,000	MI Public Educational Facilities Authority (American Montessori)[2]	6.500		12/01/2037	647,136
1,500,000	MI Public Educational Facilities Authority (Old Redford Academy)[2]	6.000		12/01/2035	1,083,105
5,515,000	MI Strategic Fund Limited Obligation (Ford Motor Company), Series A	6.550		10/01/2022	3,719,923
1,500,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[2]	7.875		08/31/2028	1,288,050
4,730,000	MI Strategic Fund Pollution Control (General Motors Corp.)[3]	6.200		09/01/2020	473,000
4,400,000	MI Strategic Fund Solid Waste (Genesee Power Station)[2]	7.500		01/01/2021	3,633,476
428,990,000	MI Tobacco Settlement Finance Authority	7.286	[5]	06/01/2052	5,855,714
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[5]	06/01/2058	16,859,753
27,930,000	Wayne County, MI Airport Authority[1]	5.000		12/01/2029	25,844,278
14,500,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[2]	6.000		12/01/2029	9,664,975

					101,845,468

Minnesota—1.3%
1,530,000	Burnsville, MN Commercial Devel. (Holiday Inn)[3,7]	5.900		04/01/2008	642,600
1,000,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)[2]	5.400		12/01/2036	681,120
1,750,000	Cottage Grove, MN Senior Hsg.[2]	6.000		12/01/2046	1,351,385
175,000	Eden Prairie, MN Multifamily Hsg. (Sterling Ponds)	6.250		12/01/2029	139,232
2,000,000	Elysian, MN Senior Hsg. (Kingsway Ministries)[2]	5.350		05/01/2042	1,367,140
1,000,000	Eveleth, MN Multifamily (Manor House Woodland)[2]	5.500		10/01/2025	776,440
2,000,000	Eveleth, MN Multifamily (Manor House Woodland)[2]	5.700		10/01/2036	1,416,760
2,160,000	Green Isle, MN Senior Hsg. (Kingsway Ministries)[2]	5.500		05/01/2042	1,480,939
525,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[2]	5.500		04/01/2023	272,333
3,250,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[2]	5.650		12/01/2022	1,730,495
F27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[2]	6.850%	12/01/2029	$3,314,120
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)[2]	8.500	12/01/2022	11,510,588
9,545,000	Mankato, MN Industrial Devel. (Environ Biocomposites Holdings)[3,4]	7.250	12/01/2025	4,074,665
7,451,106	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	11/01/2038	7,059,311
47,015,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[3,4,7]	7.000	04/01/2025	470
16,400,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[3,4,7]	7.375	04/01/2025	164
100,000	Minneapolis, MN Multifamily Hsg. (Belmont Apartments)[2]	7.625	11/01/2027	89,733
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[2]	5.400	04/01/2028	505,138
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[2]	5.500	04/01/2042	3,340,330
500,000	Minneapolis, MN Tax Increment (Ivy Tower)[2]	5.500	02/01/2022	362,905
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)[2]	5.700	02/01/2029	642,990
900,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[2]	5.900	03/01/2019	786,825
80,000	New Hope, MN Multifamily (Chardon Court)	7.250	06/01/2026	48,618
25,000	Northfield, MN Lease (Village School of Northfield)[3,4,7]	6.500	12/01/2014	5,524
330,000	Northfield, MN Lease (Village School of Northfield)[3,4,7]	7.500	12/01/2024	66,545
2,100,000	Northwest MN Multi-County Hsg. and Redevel. Authority[2]	5.450	07/01/2041	1,313,277
1,500,000	Oronoco, MN Multifamily Hsg. (Wedum Shorewood Campus)[2]	5.400	06/01/2041	1,040,880
10,170,000	Otter Tail County, MN GO2	7.500	11/01/2019	3,571,501
1,715,000	Pine City, MN Health Care & Hsg. (North Branch)[2]	6.125	10/20/2047	1,370,525
6,200,000	Richfield, MN Senior Hsg. (Richfield Senior Hsg.)[2]	6.625	12/01/2039	5,008,236
515,000	Rochester, MN Multifamily Hsg. (Eastridge Estates)[2]	7.750	12/15/2034	433,733
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[2]	5.375	08/01/2021	600,015
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[2]	5.625	02/01/2031	484,175
90,000	St. Cloud, MN Hsg. & Redevel. Authority (Germain Towers)[2]	5.900	09/01/2020	71,834
1,280,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[2]	7.000	09/15/2037	943,603
1,963,205	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[2]	5.630	10/01/2033	1,396,585
3,000,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[2]	6.250	03/01/2029	2,049,720
F28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[2]	5.750%	09/01/2026	$310,888
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[2]	6.000	09/01/2036	477,490
1,900,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[2]	6.800	03/01/2029	1,387,456
1,246,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[2]	7.000	03/01/2029	931,173
905,000	St. Paul, MN Port Authority (Great Northern)[2]	6.000	03/01/2030	591,200
560,000	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)	8.000	12/01/2027	140,179
1,545,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[2]	6.000	02/01/2019	1,292,223

				65,081,063

Mississippi—0.3%
175,000	Jackson, MS Hsg. Authority (Elton Park Apartments)[2]	5.400	04/01/2039	177,622
5,000,000	MS Business Finance Corp. (Intrinergy Wiggins)[2]	8.000	01/01/2023	4,163,200
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[2]	7.500	10/01/2042	10,509,949
270,000	Warren County, MS Environmental Improvement (International Paper Company)[2]	5.550	08/15/2022	229,767
175,000	Warren County, MS Environmental Improvement (International Paper Company)[2]	6.250	09/01/2023	159,630

				15,240,168

Missouri—1.6%
250,000	Belton, MO Tax Increment (Belton Town Center)[2]	5.500	03/01/2020	201,535
400,000	Belton, MO Tax Increment (Belton Town Center)[2]	5.625	03/01/2025	293,496
325,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2010	324,103
580,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2012	564,120
500,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2016	445,070
500,000	Branson Hills, MO Infrastructure Facilities[2]	5.000	04/01/2017	431,875
730,000	Branson Hills, MO Infrastructure Facilities[2]	5.500	04/01/2022	584,015
750,000	Branson Hills, MO Infrastructure Facilities[2]	5.500	04/01/2027	553,980
4,900,000	Branson, MO Commerce Park Community Improvement District[2]	5.750	06/01/2026	3,653,244
2,485,000	Branson, MO IDA (Branson Hills Redevel.)[2]	5.750	05/01/2026	1,743,749
13,000,000	Branson, MO IDA (Branson Hills Redevel.)[2]	7.050	05/01/2027	10,423,530
1,940,000	Branson, MO IDA (Branson Landing)[2]	5.250	06/01/2021	1,345,700
2,470,000	Branson, MO IDA (Branson Landing)[2]	5.500	06/01/2029	1,467,896
24,545,000	Branson, MO IDA (Branson Shoppe Redevel.)[2]	5.950	11/01/2029	16,679,064
5,000,000	Branson, MO Regional Airport (Branson Airport)	6.000	07/01/2025	3,516,500
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[2]	6.125	12/01/2036	336,642
F29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Missouri Continued
$1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)[2]	5.500%	04/01/2021	$987,613
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)[2]	5.625	04/01/2027	820,985
35,000	Fenton, MO Tax Increment (Dierbergs)[2]	7.250	10/01/2021	33,080
200,000	Jackson County, MO IDA (Avila College)[2]	6.500	12/02/2025	180,190
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)[2]	5.000	11/01/2023	950,613
500,000	Kansas City, MO IDA (Plaza Library)[2]	5.900	03/01/2024	402,975
1,352,000	Kansas City, MO IDA (West Paseo)[2]	6.750	07/01/2036	1,019,557
440,000	Kansas City, MO IDA (Woodbridge Apartments)	6.700	08/01/2015	418,968
3,750,000	Kansas City, MO Tax Increment (Briarcliff West)[2]	5.400	06/01/2024	2,830,163
1,735,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.500	03/01/2021	1,417,478
750,000	Lees Summit, MO IDA (Kensington Farms)[2]	5.750	03/01/2029	551,708
3,065,000	Liberty, MO Tax Increment (Liberty Triangle)[2]	5.875	10/01/2029	2,246,860
3,290,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2026	1,882,571
3,825,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2036	1,881,441
2,720,000	MO Enright Arlington Community Improvement District[2]	5.400	03/01/2026	2,017,125
2,000,000	MO Good Shepard Nursing Home District[2]	5.900	08/15/2023	1,599,900
230,000	MO Grindstone Plaza Transportation Devel. District[2]	5.250	10/01/2021	121,187
400,000	MO Grindstone Plaza Transportation Devel. District[2]	5.400	10/01/2026	210,760
115,000	MO Grindstone Plaza Transportation Devel. District[2]	5.550	10/01/2036	60,595
3,915,000	MO HDC (Mansion Apartments Phase II)[2]	6.170	04/01/2032	2,794,292
10,000	MO HDC (Single Family Mtg.)[2]	5.500	09/01/2033	10,143
50,000	MO HDC (Single Family Mtg.)[2]	6.400	03/01/2029	51,146
788,000	Northwoods, MO Transportation Devel. District[2]	5.850	02/01/2031	533,578
2,000,000	St. Joseph, MO IDA (Living Community of St. Joseph)[2]	7.000	08/15/2032	1,708,580
2,000,000	St. Joseph, MO IDA (Shoppes at North Village)[2]	5.500	11/01/2027	1,563,240
10,000	St. Louis County, MO IDA (Century Garden Apartments)[2]	5.700	08/20/2039	10,037
2,454,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[2]	6.000	08/21/2026	1,565,603
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	1,143,840
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[2]	6.000	08/21/2026	1,059,047
3,045,000	St. Louis, MO Tax Increment (Security Building Redevel.)[2]	6.300	04/01/2027	2,000,474
2,437,000	St. Louis, MO Tax Increment (Washington East Condominiums)[2]	5.500	01/20/2028	1,369,082
1,600,000	St. Louis, MO Tax Increment (Washington East Condominiums)[2]	5.500	01/20/2028	898,864
F30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Missouri Continued
$1,115,000	St. Louis, MO Tax Increment Financing, Series A2	5.500%		09/02/2028	$621,390
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.700		04/01/2022	1,483,496
975,000	Stone Canyon, MO Improvement District (Infrastructure)[2]	5.750		04/01/2027	720,866

					79,731,966

Montana—0.2%
4,360,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[2]	0.000	[8]	09/01/2031	1,958,556
6,800,000	MT Board of Investment Exempt Facilities (Stillwater Mining Company)[2]	8.000		07/01/2020	4,738,172
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)[2]	6.000		05/15/2025	873,506
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)[2]	6.125		05/15/2036	1,170,609
1,810,000	MT Health Facilities Authority (CoMC)[2]	6.375		06/01/2018	1,810,163

					10,551,006

Multi States—0.1%
8,000,000	Munimae TE Bond Subsidiary[2]	5.900		11/29/2049	4,076,000
Nebraska—0.7%
1,360,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625		12/01/2021	783,986
50,000	Dawson County, NE Sanitation & Improvement District[2]	5.650		02/01/2022	39,337
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[1]	5.750		11/01/2048	20,987,080
1,200,000	Douglas County, NE Hsg. Authority (Orchard Gardens)[2]	5.150		10/01/2032	1,016,148
1,250,000	Mead Village, NE Tax Increment (Biofuels-Mead)[2]	5.750		01/01/2022	528,013
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)[2]	5.600		09/15/2029	1,742,448
65,000	NE Student Loans (Nebhelp)[2]	6.250		06/01/2018	69,239
20,000	NE Student Loans (Nebhelp)[2]	6.450		06/01/2018	20,608
45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[3,4]	7.000		12/01/2026	9,121,553

					34,308,412

Nevada—0.2%
1,000,000	Clark County, NV Improvement District[2]	5.000		02/01/2026	491,590
770,000	Clark County, NV Improvement District[2]	5.050		02/01/2031	347,185
25,000	Clark County, NV Pollution Control (Nevada Power Company)[2]	5.450		10/01/2023	22,346
10,000,000	Director of the State of NV Dept. of Business & Industry (Las Ventanas Retirement)	7.000		11/15/2034	5,349,800
100,000	Las Vegas, NV Paiute Tribe, Series A	6.625		11/01/2017	85,743
F31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Nevada Continued
$130,000	Mesquite, NV Special Improvement District (Canyon Creek)[2]	5.400%		08/01/2020	$87,762
520,000	Mesquite, NV Special Improvement District (Canyon Creek)[2]	5.500		08/01/2025	305,682
2,000,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[2]	6.150		08/01/2037	1,207,520

					7,897,628

New Hampshire—0.1%
2,020,000	NH Business Finance Authority (Air Cargo at Pease)	6.750		04/01/2024	1,493,608
70,000	NH Business Finance Authority (Connecticut Light & Power)[2]	5.850		12/01/2022	70,043
4,000,000	NH H&EFA (Franklin Pierce College)[2]	6.050		10/01/2034	2,491,520

					4,055,171

New Jersey—11.3%
1,400,000	NJ EDA (Continental Airlines)[2]	5.500		04/01/2028	768,306
42,830,000	NJ EDA (Continental Airlines)[2]	6.250		09/15/2019	33,176,975
64,685,000	NJ EDA (Continental Airlines)[2]	6.250		09/15/2029	44,619,066
16,375,000	NJ EDA (Continental Airlines)[2]	6.400		09/15/2023	12,152,543
1,600,000	NJ EDA (Continental Airlines)[2]	6.625		09/15/2012	1,472,512
25,935,000	NJ EDA (Continental Airlines)[2]	7.000		11/15/2030	19,467,848
16,920,000	NJ EDA (Continental Airlines)[2]	7.200		11/15/2030	13,000,820
16,500,000	NJ EDA (Continental Airlines)[2]	9.000		06/01/2033	15,272,730
12,500,000	NJ EDA (Converted Organics of Woodbridge)[3]	8.000		08/01/2027	8,117,250
1,109,191	NJ EDA (Empowerment Zone-Cumberland)[3]	7.750		08/01/2021	595,092
9,000,000	NJ EDA (GMT Realty)[2]	6.875		01/01/2037	6,866,280
34,350,000	NJ Health Care Facilities Financing Authority (CHE/MM/MC Obligated Group)[2]	1.392	[6]	11/15/2033	21,992,588
6,130,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[2]	7.250		07/01/2027	5,157,414
154,940,000	NJ Tobacco Settlement Financing Corp.[1]	4.750		06/01/2034	90,172,395
96,125,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	65,390,800
375,020,000	NJ Tobacco Settlement Financing Corp.[2]	5.000		06/01/2041	203,039,578
198,050,000	NJ Tobacco Settlement Financing Corp.	7.389	[5]	06/01/2041	8,706,278

					549,968,475

New Mexico—0.3%
525,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)[2]	8.500		12/01/2015	524,139
5,300,000	Eldorado, NM Area Water and Sanitation District[2]	6.000		02/01/2025	4,096,423
50,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[2]	6.600		10/01/2029	44,014
F32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
| | | |
New Mexico Continued
$1,100,000	Mariposa East, NM Public Improvement District[2]	5.500%		09/01/2016	$927,740
500,000	Mariposa East, NM Public Improvement District[2]	5.750		09/01/2021	371,405
500,000	Mariposa East, NM Public Improvement District[2]	6.000		09/01/2032	314,935
900,000	Montecito Estates, NM Public Improvement District[2]	7.000		10/01/2037	604,836
20,000	NM Educational Assistance Foundation[2]	6.650		11/01/2025	20,010
5,000	NM Mtg. Finance Authority, Series C2	6.500		07/01/2025	5,236
209,000	NM Regional Hsg. Authority (Wildewood Apartments)[2]	8.750		12/01/2020	206,454
1,925,000	NM Trails Public Improvement District[2]	7.750		10/01/2038	1,494,763
4,805,000	Saltillo, NM Improvement District[2]	7.625		10/01/2037	3,762,171
1,000,000	Ventana West, NM Public Improvement District Special Levy[2]	6.875		08/01/2033	744,950

					13,117,076

New York—4.6%
3,000,000	Albany, NY IDA (New Covenant Charter School)	7.000	[10]	05/01/2035	1,882,530
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[5]	06/01/2055	118,413
412,100,000	NY Counties Tobacco Trust V	7.151	[5]	06/01/2060	1,594,827
500,000,000	NY Counties Tobacco Trust V	7.836	[5]	06/01/2060	1,935,000
5,895,000	NYC GO1	5.000		05/15/2031	5,944,590
3,500,000	NYC GO1	5.000		05/15/2033	3,508,348
21,575,000	NYC GO1	5.000		05/15/2036	21,447,570
10,000,000	NYC GO1	5.375		04/01/2036	10,322,700
2,815,000	NYC IDA (American Airlines)	5.400		07/01/2020	1,103,959
11,055,000	NYC IDA (American Airlines)	6.900		08/01/2024	4,473,074
4,500,000	NYC IDA (American Airlines)[2]	7.500		08/01/2016	3,753,270
28,500,000	NYC IDA (American Airlines)[2]	7.625		08/01/2025	22,533,810
37,000,000	NYC IDA (American Airlines)[2]	7.750		08/01/2031	28,526,260
10,000,000	NYC IDA (Bronx Parking Devel.)	5.750		10/01/2037	6,071,000
500,000	NYC IDA (JFK International Airport)[2]	8.000		08/01/2012	473,765
20,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2036	20,007,500
20,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2039	19,929,800
10,000,000	NYS DA (Personal Income Tax)[1]	5.000		03/15/2038	9,999,450
12,075,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2035	12,097,771
50,000,000	NYS IDA (Bronx Parking Devel. Company)	5.875		10/01/2046	30,548,000
20,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000		03/15/2037	19,994,300

					226,265,937

North Carolina—0.9%
46,700,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[2]	5.600		07/01/2027	28,580,867
F33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

North Carolina Continued
$14,235,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[2]	7.750%		02/01/2028	$11,175,187
4,380,000	Gaston, NC IF&PCFA (National Gypsum)[2]	5.750		08/01/2035	2,473,342
2,775,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[2]	5.250		01/01/2032	1,819,679

					44,049,075

North Dakota—0.1%
1,000,000	Cando, ND Nursing Facility (Towner County Medical Center)[2]	7.125		08/01/2022	905,340
100,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)[2]	7.000		11/01/2015	91,208
10,000	ND HFA (Home Mtg.)[2]	5.400		01/01/2034	10,006
10,000	ND HFA (Home Mtg.)[2]	5.550		07/01/2022	10,016
2,880,000	Richland County, ND Hsg. (Birchwood Properties)[2]	6.750		05/01/2029	2,091,197

					3,107,767

Ohio—3.8%
3,960,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.875		06/01/2030	2,789,899
43,905,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.875		06/01/2047	25,207,178
2,345,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[5]	06/01/2052	19,111,750
1,415,000	Butler County, OH Hsg. (Anthony Wayne Apartments)[2]	6.500		09/01/2030	981,034
6,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[2]	6.000		11/01/2038	4,647,822
21,625,000	Cleveland, OH Airport (Continental Airlines)[2]	5.375		09/15/2027	12,251,428
24,260,000	Cleveland, OH Airport (Continental Airlines)[2]	5.700		12/01/2019	16,651,821
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)[2]	6.250		05/01/2038	880,455
7,500,000	Grove City, OH Tax Increment Financing[2]	5.375		12/01/2031	4,541,925
4,500,000	Hickory Chase, OH Community Authority Infrastructure Improvement[2]	7.000		12/01/2038	2,933,280
810,000	Lorain County, OH Port Authority (Alumalloy LLC)[2]	6.000		11/15/2025	556,640
15,770,000	Mahoning County, OH Hospital Facilities (Forum Health/Trumbull Memorial Hospital/Beeghly Oaks)	6.000		11/15/2032	9,939,516
960,000	Moraine, OH Solid Waste Disposal (General Motors Corp.)[3]	5.650		07/01/2024	96,000
3,225,000	Moraine, OH Solid Waste Disposal (General Motors Corp.)[3]	6.750		07/01/2014	322,500
14,300,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[2]	8.500		02/01/2020	9,892,025
14,300,000	OH Air Quality Devel. Authority (Marion Ethanol)[2]	8.500		02/01/2020	9,892,025
50,000	OH Environmental Facilities (Ford Motor Company)	5.750		04/01/2035	30,620
F34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Ohio Continued
$520,000	OH Environmental Facilities (Ford Motor Company)	5.950%		09/01/2029	$321,823
100,000	OH Environmental Facilities (Ford Motor Company)	6.150		06/01/2030	63,051
550,000	OH Pollution Control (General Motors Corp.)[3]	5.625		03/01/2015	55,000
2,050,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[3,4,7]	14.500		07/01/2028	—
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[2]	7.250		08/01/2034	11,462,189
14,000,000	OH Solid Waste (General Motors Corp.)[3]	6.300		12/01/2032	1,400,000
29,515,000	OH Solid Waste Disposal (USG Corp.)	5.600		08/01/2032	17,860,412
38,910,000	OH Solid Waste Disposal (USG Corp.)[2]	5.650		03/01/2033	23,616,425
6,640,000	OH Solid Waste Disposal (USG Corp.)[2]	6.050		08/01/2034	4,235,390
70,000	Pike County, OH Hospital Facilities (Pike Health Services)[2]	7.000		07/01/2022	61,880
450,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[2]	5.125		11/15/2025	305,865
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)[2]	7.500		12/01/2034	2,722,028

					182,829,981

Oklahoma—1.1%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)[2]	5.750		11/01/2022	1,361,683
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)[2]	6.625		10/01/2037	1,033,575
1,650,000	Cleveland County, OK IDA (Vaughn Foods)	7.750		12/01/2012	1,477,971
2,365,000	Cleveland County, OK IDA (Vaughn Foods)	8.100		12/01/2024	1,726,237
320,000	Grady County, OK Industrial Authority (Correctional Facilities)	7.000		11/01/2011	257,213
2,610,000	Jackson County, OK Memorial Hospital Authority (Jackson County Memorial)[2]	7.300		08/01/2015	2,609,896
95,000	OK HFA (Single Family Mtg.)	5.686	[5]	09/01/2030	28,751
50,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[2]	6.500		09/01/2026	50,036
1,500,000	Oklahoma City, OK Industrial & Cultural Facilities (Aero Obligated Group)[2]	6.750		01/01/2023	1,228,350
2,950,000	Oklahoma County, OK Finance Authority (Var-Sail Assoc.)[2]	5.250		05/15/2041	2,812,737
4,075,000	Tulsa, OK Municipal Airport Trust (American Airlines)[2]	6.250		06/01/2020	2,987,179
215,000	Tulsa, OK Municipal Airport Trust (American Airlines)[2]	7.350		12/01/2011	203,644
43,980,000	Tulsa, OK Municipal Airport Trust (American Airlines)	7.750		06/01/2035	36,214,891

					51,992,163
F35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Oregon—0.2%
$20,000	Lane County, OR Hsg. Authority & Community Services (Firewood)[2]	6.600%		11/01/2015	$18,823
1,095,000	OR Economic Devel. (Georgia-Pacific Corp.)[2]	5.700		12/01/2025	817,001
2,325,000	OR Economic Devel. (Georgia-Pacific Corp.)[2]	6.350		08/01/2025	1,852,839
10,000	OR GO (Elderly & Disabled Hsg.)[2]	5.250		08/01/2031	9,659
8,270,000	OR Solid Waste Disposal (USG Corp.)[2]	6.400		12/01/2029	5,687,362
50,000	Port Astoria, OR Pollution Control (James River)[2]	6.550		02/01/2015	45,838
3,655,000	Port of St. Helen’s, OR Pollution Control (Boise Cascade Corp.)[2]	5.650		12/01/2027	1,766,535
1,150,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[2]	5.000		01/01/2021	910,547

					11,108,604

Pennsylvania—3.3%
1,250,000	Allegheny County, PA HDA (The Covenant at South Hills)[3]	8.750		02/01/2031	91,663
54,250,000	Allegheny County, PA HDA (West Penn Allegheny Health System)[2]	5.375		11/15/2040	32,695,933
10,000,000	Allegheny County, PA HDA (WPAHS/AG/Forbes Health System/WPH/WPAON Obligated Group)[2]	5.000		11/15/2028	6,417,100
35,000	Chester Guaranteed Host Community, Series B2	5.800		12/01/2013	32,872
10,000	Erie County, PA IDA (International Paper Company)[2]	5.850		12/01/2020	9,048
42,230,000	Lehigh County, PA GPA (St. Lukes Hospital Bethlehem)[2]	1.512	[6]	08/15/2033	20,924,965
24,000,000	Lehigh County, PA GPA (St. Lukes Hospital Bethlehem)[2]	1.612	[6]	08/15/2042	12,720,000
25,000,000	PA EDFA (Bionol Clearfield)[2]	8.500		07/15/2015	20,704,500
5,000,000	PA EDFA (National Gypsum Company)[2]	6.250		11/01/2027	2,822,100
5,000,000	PA EDFA (Northampton Generating)[2]	6.500		01/01/2013	3,661,850
5,000,000	PA EDFA (Northampton Generating)[2]	6.600		01/01/2019	3,781,950
1,905,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	1,784,204
14,200,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	13,299,578
8,865,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	8,302,870
9,100,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	8,522,969
11,470,000	PA EDFA (USG Corp.)[2]	6.000		06/01/2031	7,422,925
11,500,000	PA Geisinger Authority Health System, Series A1	5.250		06/01/2039	11,422,663
100,000	Philadelphia, PA H&HEFA (Temple University Hospital)[2]	6.625		11/15/2023	98,672
10,000,000	Sayre, PA Health Care Facilities Authority (Guthrie Healthcare System)[2]	1.227	[6]	12/01/2024	5,757,500

					160,473,362

Rhode Island—2.5%
45,000,000	Central Falls, RI Detention Facility[2]	7.250		07/15/2035	31,500,450
45,000	RI Health & Educational Building Corp. (Roger Williams General Hospital)[2]	5.500		07/01/2018	43,043
F36 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Rhode Island Continued
$11,500,000	RI Hsg. & Mtg. Finance Corp.[1]	5.000%		10/01/2048	$9,273,434
12,835,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.200		10/01/2047	11,754,450
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[5]	06/01/2052	537,048
32,675,000	RI Tobacco Settlement Financing Corp. (TASC)[2]	6.250		06/01/2042	25,318,224
1,839,245,000	RI Tobacco Settlement Financing Corp. (TASC)	7.054	[5]	06/01/2052	22,310,042
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[5]	06/01/2052	299,347
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A2	6.125		06/01/2032	21,273,658

					122,309,696

South Carolina—0.6%
1,375,000	Allendale County, SC School District Energy Savings Special Obligation[2]	8.500		12/01/2018	1,376,760
15,000	Georgetown County, SC Environmental Improvement (International Paper Company)[2]	6.250		09/01/2023	13,683
7,285,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)[2]	7.750		11/01/2039	5,587,449
5,000	Horry County, SC Airport[2]	5.600		07/01/2017	5,003
5,220,000	Lancaster County, SC (Edenmoor Improvement District)[2]	5.750		12/01/2037	2,617,099
1,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)[2]	5.250		11/01/2026	643,730
2,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)[2]	5.300		11/01/2035	1,136,580
16,963,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[2]	6.200		11/01/2036	10,776,255
500,000	Richland County, SC Environmental Improvement[2]	5.950		09/01/2031	400,820
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[5]	01/01/2026	35,488
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[5]	01/01/2020	2,151,812
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[5]	01/01/2024	1,692,180
50,000	SC Jobs-EDA (JDAM/LH/Franke Home/LS Obligated Group)[2]	5.650		05/01/2018	43,624
500,000	SC Jobs-EDA (Lutheran Homes)[2]	5.625		05/01/2042	334,835
5,035,000	York County, SC (Hoechst Celanese Corp.)[2]	5.700		01/01/2024	3,593,580
790,000	York County, SC Pollution Control (Bowater)[3,7]	7.400		01/01/2010	79,000

					30,487,898

South Dakota—0.8%
19,000,000	Brown County, SD Solid Waste Facilities (Heartland Grain Fuels)[3]	8.250		01/01/2018	4,814,600
1,000,000	Lower Brule, SD Sioux Tribe, Series B2	5.500		05/01/2019	799,520
33,445,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[2]	6.500		06/01/2032	28,301,159
F37 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

South Dakota Continued
$4,999,161	Sioux Falls, SD Economic Devel. (City Centre Hotel)[2]	7.000%[6]		11/01/2016	$4,999,311
1,425,000	Turner County, SD Tax Increment[2]	5.000		12/15/2026	985,687

					39,900,277

Tennessee—0.8%
45,000	Blount County, TN H&EFB (Asbury)[2]	4.750		04/01/2012	43,726
4,850,000	Blount County, TN H&EFB (Asbury)[2]	5.125		04/01/2023	3,519,694
845,000	Chattanooga, TN HE&HFB (Campus Devel. Foundation Phase I)[2]	5.500		10/01/2020	702,034
21,710,000	Maury County, TN Industrial Devel. Board (General Motors Corp.)[3]	6.500		09/01/2024	8,792,550
15,480,000	McMinn County, TN Industrial Devel. Board Pollution Control (Calhoun Newsprint)[3,7]	7.625		03/01/2016	1,548,000
19,575,000	McMinn County, TN Industrial Devel. Board Solid Waste (Calhoun Newsprint)[3,7]	7.400		12/01/2022	1,957,500
1,840,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[7]	1.760	[6]	04/01/2042	1,417,352
9,080,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[2]	5.750		04/01/2042	5,478,327
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[2]	6.125		12/01/2016	175,141
7,870,000	Metropolitan Knoxville, TN Airport Authority (Northwest Airlines)[2]	8.000		04/01/2032	6,640,863
515,000	Shelby County, TN HE&HF (Lapaloma Apartments)[2]	7.750		12/01/2029	397,194
10,000,000	TN Energy Acquisition Corp., Series B2	5.625		09/01/2026	7,915,200

					38,587,581

Texas—27.5%
20,000	Abilene, TX HFDC (Hendrick Medical Center)[2]	6.000		09/01/2013	20,021
45,625,000	Alliance Airport Authority, TX (American Airlines)	5.250		12/01/2029	15,603,750
93,500,000	Alliance Airport Authority, TX (American Airlines)	5.750		12/01/2029	32,906,390
305,000	Alliance Airport Authority, TX (American Airlines)	7.000		12/01/2011	171,477
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[2]	7.750		12/01/2028	197,869
305,000	Bexar County, TX HFC (American Opportunity Hsg.)[2]	7.500		01/01/2013	285,919
980,000	Bexar County, TX HFC (American Opportunity Hsg.)[2]	8.000		01/01/2031	759,765
1,130,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[3,4]	8.500		06/01/2031	568,503
995,000	Bexar County, TX HFC (Doral Club)[2]	8.750		10/01/2036	735,992
200,000	Bexar County, TX HFC (Honey Creek LLC)[2]	8.000		04/01/2030	134,830
100,000	Bexar County, TX HFC (Honey Creek LLC)	9.000		04/01/2030	70,155
1,460,000	Bexar County, TX HFC (Perrin Square)[3]	9.750		11/20/2031	1,224,546
F38 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.000%	03/01/2041	$16,419,820
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.400	05/01/2029	5,430,645
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.300	07/01/2032	1,013,673
14,080,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	04/01/2038	9,527,373
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	10/01/2038	5,223,965
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	03/01/2032	4,722,300
28,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	04/01/2033	13,278,826
17,065,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[2]	7.000	11/01/2039	13,426,059
190,000	Cass County, TX IDC (International Paper Company)[2]	6.600	03/15/2024	177,612
45,125,000	Dallas, TX Area Rapid Transit[1]	5.250	12/01/2048	45,563,291
10,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2035	8,510,600
20,000	Dallas-Fort Worth, TX International Airport[2]	5.750	11/01/2030	19,997
32,500,000	Dallas-Fort Worth, TX International Airport (American Airlines/AMR Corp. Obligated Group)	5.500	11/01/2030	11,441,300
320,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	6.000	11/01/2014	154,275
63,880,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	6.375	05/01/2035	23,757,611
305,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	8.250	11/01/2036	128,673
22,100,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.000	05/01/2029	10,871,432
45,945,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.125	05/01/2029	21,228,887
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)[2]	6.250	02/15/2036	1,550,105
450,000	Decatur, TX Hospital Authority (Wise Regional Health System)[2]	5.625	09/01/2013	448,632
22,950,000	Donna, TX GO2	6.250	02/15/2037	16,382,858
61	El Paso, TX HFC (Single Family)[2]	6.180	04/01/2033	64
55,000	Gainesville, TX Hsg. Authority[2]	6.800	12/01/2020	49,158
25,000	Galveston County, TX HFC (Friendswood)[2]	6.200	10/01/2021	25,022
1,000,000	Grapevine, TX IDC (Air Cargo)[2]	6.500	01/01/2024	809,520
F39 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$31,000,000	Gulf Coast, TX IDA (Microgy Holdings)	7.000%	12/01/2036	$13,684,330
70,000	Gulf Coast, TX Waste Disposal Authority (FMC Corp.)[2]	7.050	10/01/2009	70,044
150,000	Gulf Coast, TX Waste Disposal Authority (Valero Energy Corp.)[2]	5.700	04/01/2032	127,758
5,440,000	Harris County, TX IDC (Continental Airlines)[2]	5.375	07/01/2019	3,904,070
1,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[2]	5.625	11/01/2026	1,270,850
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[2]	5.750	11/01/2036	1,844,480
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)[2]	6.875	02/15/2032	1,607,140
4,000,000	HFDC of Central TX (Villa De San Antonio)	6.250	05/15/2036	2,464,400
7,940,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	5.700	07/15/2029	5,055,954
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	5.700	07/15/2029	4,642,053
18,840,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2017	14,976,670
18,735,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2027	12,838,346
20,245,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2027	13,873,089
65,165,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.750	07/01/2029	48,502,961
100,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	7.000	07/01/2029	75,597
3,520,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	7.375	07/01/2022	2,899,459
8,860,000	Houston, TX HFC (Hometowne on Bellfort)[1]	5.250	12/01/2040	8,372,317
470,000	Houston, TX IDC (Air Cargo)[2]	6.375	01/01/2023	379,168
10,000,000	La Vernia, TX Higher Education Finance Corp.[2]	7.125	02/15/2038	8,838,600
1,840,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[2]	6.000	07/01/2032	1,236,480
15,000	Lubbock, TX HFC, Series A2	6.150	10/01/2030	15,611
575,000	Matagorda County, TX Navigation District (Reliant Energy)[2]	5.950	05/01/2030	482,672
690,000	Midlothian, TX Devel. Authority Tax Increment[2]	5.125	11/15/2026	482,834
38,000,000	North Central TX HFDC (Children’s Medical Center)[1]	5.750	08/15/2039	38,345,420
100,000	Northwest Harris County, TX Municipal Utility District (Waterworks & Sewer)[2]	6.100	04/01/2012	100,023
6,120,000	Port of Bay City, TX (Hoechst Celanese Corp.)[2]	6.500	05/01/2026	4,584,186
F40 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Texas Continued
$15,000,000	Port of Corpus Christi, TX Authority (CNA Holdings)[2]	6.700%		11/01/2030	$11,164,200
5,711,433	Sabine Neches, TX HFC (Single Family Mtg.)[1]	4.875		12/01/2039	5,623,023
4,100,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.150		08/01/2022	1,833,684
1,800,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.450		06/01/2021	840,852
25,000	San Antonio, TX HFC (La Risa Apartments)	8.250		01/01/2026	20,306
10,500	San Antonio, TX HFC (Point East Section 8)[3,4,7]	7.500		08/01/2023	1
6,800,000	San Jacinto, TX Community College District[1]	5.000		02/15/2033	6,811,594
10,000,000	San Jacinto, TX Community College District[1]	5.125		02/15/2038	10,044,450
3,600,000	Southeast TX HFC (Forest View Apartments)	6.750		07/01/2037	1,806,696
6,030,000	Springhill, TX Courtland Heights Public Facility Corp.[2]	5.850		12/01/2028	3,587,729
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	5.750		11/15/2024	14,129,080
34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	6.250		11/15/2029	35,034,280
4,250,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[2]	5.750		11/15/2037	3,185,928
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)[2]	5.650		11/15/2035	1,059,040
2,495,000	Trinity, TX River Authority (TXU Energy Company)	6.250		05/01/2028	1,028,115
20,500,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[2]	7.750		10/01/2037	16,497,170
2,320,000	TX Affordable Hsg. Corp. (American Hsg. Foundation)[3,4]	8.000		03/01/2032	233,624
6,170,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[3]	8.000		03/01/2032	3,107,212
36,000,000	TX Angelina & Neches River Authority (Aspen Power)[2]	6.500		11/01/2029	21,195,720
45,000	TX Angelina & Neches River Authority Solid Waste (Champion International Corp.)[2]	6.300		04/01/2018	43,055
250,000	TX Angelina & Neches River Authority Waste Disposal (Temple-Inland)[2]	6.950		05/01/2023	222,865
15,000	TX Dept. of Hsg. & Community Affairs[2]	5.350		07/01/2033	13,893
155,000	TX Dept. of Hsg. & Community Affairs (Sugar Creek Apartments)[2]	6.000		01/01/2042	161,684
6,750,000	TX Dept. of Hsg. & Community Affairs (Summit Point Apartments)[1]	5.250		06/20/2047	6,592,455
38,380,000	TX Multifamily Housing Options (Affordable Hsg.)	0.600	[6]	01/01/2039	14,177,572
1,480,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)[2]	5.950		11/01/2034	1,385,828
5,960,000	TX Municipal Gas Acquisition & Supply Corp.[2]	1.872	[6]	12/15/2026	3,861,782
259,560,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.625		12/15/2017	246,962,913
481,755,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250		12/15/2026	465,883,816
F41 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$4,360,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[3]	6.750%	03/01/2031	$2,183,139
3,075,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[2]	5.375	02/15/2037	2,132,605
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[2]	6.250	09/01/2036	1,176,736
25,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.000	07/01/2011	24,098
635,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.750	07/01/2021	510,197
200,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.850	07/01/2031	145,842
2,115,000	Vintage Township, TX Public Facilities Corp.[2]	7.375	10/01/2038	1,670,194
1,279,000	Vintage Township, TX Public Facilities Corp.[2]	7.375	10/01/2038	1,010,014

				1,338,876,819

U.S. Possessions—0.6%
700,000	Northern Mariana Islands Commonwealth, Series A2	6.750	10/01/2033	632,667
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250	08/01/2057	10,699,941
17,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	17,428,825

				28,761,433

Utah—0.1%
85,000	Emery County, UT Pollution Control (Pacificorp)[2]	5.625	11/01/2023	85,134
1,780,000	UT HFA (RHA Community Service of Utah)[2]	6.875	07/01/2027	1,428,308
1,315,000	Utah County, UT Charter School (Lincoln Academy)[2]	5.875	06/15/2037	939,620
825,000	Utah County, UT Charter School (Renaissance Academy)[2]	5.625	07/15/2037	574,126
4,425,000	West Valley City, UT Sewer (East Hollywood High School)[2]	5.625	06/15/2037	2,977,715

				6,004,903

Vermont—0.1%
2,000,000	VT EDA (Wake Robin Corp.)[2]	5.375	05/01/2036	1,471,440
10,000	VT EDA (Wake Robin Corp.)[2]	6.000	03/01/2022	9,231
2,604,663	VT Educational & Health Buildings Financing Agency (Marlboro College)[2]	2.779	04/01/2019	1,804,537

				3,285,208

Virginia—1.7%
570,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	5.600	12/01/2025	415,581
595,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	6.300	12/01/2025	469,705
2,535,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	6.550	12/01/2025	2,045,796
14,857,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.125	03/01/2036	8,087,259
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.450	03/01/2036	5,232,316
F42 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[2]	5.800%		03/01/2036	$1,888,013
475,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	5.950		12/01/2025	335,645
10,000,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	6.450		05/01/2026	7,449,100
7,930,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	6.625		12/01/2022	6,212,441
235,000	Goochland County, VA IDA (Georgia-Pacific Corp.)[2]	5.650		12/01/2025	172,676
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority[2]	6.050		03/01/2027	2,618,400
3,000,000	New Port, VA CDA[2]	5.600		09/01/2036	1,557,000
2,050,000	Norfolk, VA EDA, Series A2	6.000		11/01/2036	1,236,437
1,085,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[2]	6.125		01/01/2035	779,008
10,425,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[2]	6.450		09/01/2037	7,628,598
24,550,000	Richmond, VA Public Utility[1]	5.000		01/15/2040	24,752,129
5,300,000	VA Celebrate South CDA Special Assessment[2]	6.250		03/01/2037	3,417,599
3,400,000	VA H2O Community Devel. Authority[2]	5.200		09/01/2037	1,800,640
228,700,000	VA Tobacco Settlement Authority	7.075	[5]	06/01/2047	5,342,432
2,500,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[3,7]	6.375		03/01/2019	62,500

					81,503,275

Washington—3.5%
11,480,000	Chelan County, WA Public Utility District No. 001 (Chelan Hydropower)[1]	5.600		01/01/2036	10,589,056
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[2]	6.800		07/01/2019	25,130
15,000	King County, WA Hsg. Authority (Kona Village)[2]	6.700		01/01/2020	13,686
125,000	King County, WA Hsg. Authority (Southwood Square Apartments)[2]	6.100		10/01/2021	105,480
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)[2]	6.200		10/01/2031	556,481
35,000	King County, WA Hsg. Authority (Woodridge Park)[2]	6.250		05/01/2015	35,126
50,000	King County, WA Hsg. Authority (Woodridge Park)[2]	6.350		05/01/2025	50,122
22,595,000	King County, WA Sewer[1]	5.750		01/01/2043	23,683,642
1,885,000	Kitsap County, WA Consolidated Hsg. Authority[2]	5.500		06/01/2027	1,383,307
2,350,000	Kitsap County, WA Consolidated Hsg. Authority[2]	5.600		06/01/2037	1,575,534
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[2]	6.100		10/01/2031	37,885
2,465,000	Port Camas, WA Public Industrial Corp. (James River Corp. of Virginia)[2]	6.700		04/01/2023	2,087,954
36,900,000	Port of Seattle, WA1	5.000		10/01/2032	34,546,186
26,110,000	Port of Seattle, WA Special Facilities[2]	6.250		09/01/2026	26,293,553
F43 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Washington Continued
$5,000,000	Port of Seattle, WA Special Facility (Northwest Airlines)[2]	7.125%	04/01/2020	$4,179,750
13,600,000	Port of Seattle, WA Special Facility (Northwest Airlines)[2]	7.250	04/01/2030	10,694,360
2,425,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)[2]	5.250	05/01/2037	1,538,638
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[2]	5.100	09/01/2015	90,891
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[2]	5.600	09/01/2025	1,290,219
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[2]	5.750	09/01/2030	919,763
1,500,000	Tes Properties, WA1	5.500	12/01/2029	1,534,193
12,000,000	Tes Properties, WA1	5.625	12/01/2038	12,002,340
19,500,000	WA Health Care Facilities Authority (Peacehealth)[1]	5.000	11/01/2018	19,455,930
10,760,000	WA Kalispel Tribe Indians Priority District[2]	6.750	01/01/2038	7,800,354
14,285,000	WA Tobacco Settlement Authority (TASC)[2]	6.625	06/01/2032	12,146,536

				172,636,116

West Virginia—0.5%
13,435,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2028	10,449,877
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2035	1,353,412
13,710,000	Harrison County, WV Tax Increment (Charles Pointe)[2]	7.000	06/01/2035	10,084,391
25,000	Kingswood, WV Sewage System[2]	6.000	10/01/2025	21,115
15,000	WV Hospital Finance Authority (Charleston Area Medical Center)[2]	7.250	10/01/2014	15,032

				21,923,827

Wisconsin—0.7%
27,100,000	Aztalan, WI Exempt Facility (Renew Energy)[3,7]	7.500	05/01/2018	1,422,750
645,000	Milwaukee, WI (Aero Milwaukee)[2]	6.500	01/01/2025	518,045
1,220,000	Milwaukee, WI (Air Cargo)[2]	7.500	01/01/2025	1,058,399
3,970,000	Necedah, WI Community Devel. Authority Exempt
	Facility (Castle Rock Renewable Fuels)[2]	7.500	03/01/2018	2,395,538
165,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[2]	6.800	11/01/2012	162,999
160,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[2]	6.850	05/01/2013	157,598
1,595,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[2]	7.125	05/01/2024	1,438,212
200,000	Reedsburg, WI Industrial Devel. Revenue (Seats, Inc.)[2]	6.250	05/01/2019	168,486
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[2]	7.000	01/01/2026	1,293,723
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[2]	8.250	01/01/2017	1,432,638
3,000,000	WI H&EFA (AE Nursing Centers)[2]	7.250	06/01/2038	2,503,110
55,000	WI H&EFA (Aurora Health Care)[2]	5.625	02/15/2029	49,716
1,600,000	WI H&EFA (Catholic Residential Services)[2]	5.250	05/01/2028	1,129,216
1,000,000	WI H&EFA (Eastcastle Place)[2]	6.125	12/01/2034	736,110
F44 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Wisconsin Continued
$70,000	WI H&EFA (Marshfield Clinic)[2]	6.250%	02/15/2029	$66,157
7,335,000	WI H&EFA (Wellington Homes)[2]	6.750	09/01/2037	5,586,776
500,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)[2]	5.650	08/01/2021	412,780
2,385,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)[2]	5.800	08/01/2029	1,820,126
10,540,000	WI Hsg. & EDA (Home Ownership), Series D1	5.100	09/01/2024	10,333,258

				32,685,637

Total Municipal Bonds and Notes (Cost $9,757,438,922)				6,790,247,359

Corporate Bonds and Notes—0.2%
17,181,803	Delta Air Lines, Inc. Sr. Unsec. Nts.[2,11] (Cost $17,009,987)	8.000	12/01/2015	8,071,324

Shares

Common Stocks—0.0%
139,762	Delta Air Lines, Inc.[4,11] (Cost $860,880)	968,551

Units		Strike Price	Expiration

Rights, Warrants, and Certificates—0.0%
1,631,721	Converted Organics, Inc. Wts.[4] (Cost $0)	$11.000	02/13/2012	489,516
Total Investments, at Value (Cost $9,775,309,789)—139.5%				6,799,776,750
Liabilities in Excess of Other Assets—(39.5)				(1,923,941,322)

Net Assets—100.0%				$4,875,835,428

Footnotes to Statement of Investments

1.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

2.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 7 of accompanying Notes.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	Non-income producing security.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2009 was $26,898,035, which represents 0.55% of the Fund’s net assets. See Note 6 of accompanying Notes.

8.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,466,320 or 0.07% of the Fund’s net assets as of July 31, 2009.

10.	Subject to a deferred-interest forebearance agreement. Rate shown is current rate. See Note 1 of accompanying Notes.

11.	Received as the result of a corporate action.
F45 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$49,641,746	$—	$49,641,746
Alaska	—	12,976,578	—	12,976,578
Arizona	—	246,196,356	—	246,196,356
Arkansas	—	8,794,077	—	8,794,077
California	—	871,963,540	—	871,963,540
Colorado	—	224,709,327	—	224,709,327
Connecticut	—	9,748,814	—	9,748,814
Delaware	—	4,049,196	—	4,049,196
District of Columbia	—	75,293,042	—	75,293,042
Florida	—	1,005,585,583	—	1,005,585,583
Georgia	—	35,892,540	—	35,892,540
Hawaii	—	6,253,919	—	6,253,919
Idaho	—	74,292	—	74,292
Illinois	—	329,413,388	—	329,413,388
Indiana	—	81,839,446	—	81,839,446
Iowa	—	107,063,561	—	107,063,561
Kansas	—	16,776,373	—	16,776,373
Kentucky	—	17,033,622	—	17,033,622
Louisiana	—	71,277,389	—	71,277,389
Maine	—	16,250,175	—	16,250,175
Maryland	—	15,468,768	—	15,468,768
Massachusetts	—	101,283,635	—	101,283,635
Michigan	—	101,845,468	—	101,845,468
Minnesota	—	65,081,063	—	65,081,063
Mississippi	—	15,240,168	—	15,240,168
Missouri	—	79,731,966	—	79,731,966
Montana	—	10,551,006	—	10,551,006
Multi States	—	4,076,000	—	4,076,000
Nebraska	—	34,308,412	—	34,308,412
Nevada	—	7,897,628	—	7,897,628
F46 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

New Hampshire	$—	$4,055,171	$—	$4,055,171
New Jersey	—	549,968,475	—	549,968,475
New Mexico	—	13,117,076	—	13,117,076
New York	—	226,265,937	—	226,265,937
North Carolina	—	44,049,075	—	44,049,075
North Dakota	—	3,107,767	—	3,107,767
Ohio	—	182,829,981	—	182,829,981
Oklahoma	—	51,992,163	—	51,992,163
Oregon	—	11,108,604	—	11,108,604
Pennsylvania	—	160,473,362	—	160,473,362
Rhode Island	—	122,309,696	—	122,309,696
South Carolina	—	30,487,898	—	30,487,898
South Dakota	—	39,900,277	—	39,900,277
Tennessee	—	38,587,581	—	38,587,581
Texas	—	1,324,699,247	14,177,572	1,338,876,819
U.S. Possessions	—	28,761,433	—	28,761,433
Utah	—	6,004,903	—	6,004,903
Vermont	—	3,285,208	—	3,285,208
Virginia	—	81,503,275	—	81,503,275
Washington	—	172,636,116	—	172,636,116
West Virginia	—	21,923,827	—	21,923,827
Wisconsin	—	32,685,637	—	32,685,637
Corporate Bonds and Notes	—	8,071,324	—	8,071,324
Common Stocks	968,551	—	—	968,551
Rights, Warrants, and Certificates	489,516	—	—	489,516

Total Assets	$1,458,067	$6,784,141,111	$14,177,572	$6,799,776,750

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant observable inputs (level 3) were used in determining fair value:

	Investments	Other Financial
	in Securities	Instruments

Valuation Description
Value as of July 31, 2008:	$35,823,892	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(22,215,423)	—
Accretion/(amortization) of premium discount[1]	110,819	—
Net purchases (sales)	(147,306)	—
Transfers in and out of Level 3	605,590	—

Value as of July 31, 2009	$14,177,572	$—

1.	Included in net investment income for fixed income securities.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F47 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

To simplify the listings of securities, abbreviations are used per the table below:

AG	Allegheny General Hospital
AHF	American Housing Foundation
CAB	Capital Appreciation Bond
CDA	Communities Devel. Authority
CFGH	Central Florida Group Homes
CHE	Catholic Health East
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHS	Catholic Health Services
COP	Certificates of Participation
CoMC	Community Medical Center
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HDC	Housing Devel. Corp.
HE&HF	Higher Educational and Housing Facilities
HE&HFB	Health Educational and Housing Facility Board
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
JGCCF	Jewish Geriatric & Convalescent Center Foundation
LH	Lowman Home
LS	Lutheran Services
MC	Mccauley Center
MM	Mercy Medical
NH	Northgate Housing
NTH	North Terrace Housing
NYC	New York City
NYS	New York State
Res Rec	Resource Recovery Facility
RHA	Resource Healthcare of America
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
SANC	St. Anne’s Nursing Center
SJR	St. Joseph Residence
SJRNC	St. Johns Rehabilitation and Nursing Center
TASC	Tobacco Settlement Asset-Backed Bonds
UDC	Urban Devel. Corp.
VH	Village Housing
VMNRC	Villa Marina Nursing & Rehabilitation Center
VS	Village Shalom
VSCF	Village Shalom Charitable Foundation
WPAHS	West Penn Allegheny Health System
WPAON	West Penn Allegheny Oncology Network
WPH	Western Pennsylvania Hospital
WSREC	West Suburban Recycling and Energy Corp.
See accompanying Notes to Financial Statements.
F48 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES July 31, 2009

Assets
Investments, at value (cost $9,775,309,789)—see accompanying statement of investments	$6,799,776,750
Cash	1,708,811
Receivables and other assets:
Interest	109,010,762
Shares of beneficial interest sold	19,307,846
Investments sold (including $1,925,919 sold on a when-issued or delayed delivery basis)	9,496,479
Other	6,751,188

Total assets	6,946,051,836

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,586,890,000
Payable on borrowings (See Note 7)	464,200,000
Shares of beneficial interest redeemed	10,211,046
Dividends	3,965,791
Investments purchased	1,775,220
Trustees’ compensation	705,504
Distribution and service plan fees	612,413
Transfer and shareholder servicing agent fees	324,637
Interest expense on borrowings	247,654
Shareholder communications	107,830
Other	1,176,313

Total liabilities	2,070,216,408

Net Assets	$4,875,835,428

Composition of Net Assets
Paid-in capital	$9,347,684,036
Accumulated net investment income	15,903,740
Accumulated net realized loss on investments	(1,512,219,309)
Net unrealized depreciation on investments	(2,975,533,039)

Net Assets	$4,875,835,428

F49 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,408,946,230 and 577,491,462 shares of beneficial interest outstanding)	$5.90
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.19

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $212,744,844 and 35,931,506 shares of beneficial interest outstanding)	$5.92

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,254,144,354 and 212,920,914 shares of beneficial interest outstanding)	$5.89
See accompanying Notes to Financial Statements.
F50 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended July 31, 2009

Investment Income
Interest	$615,233,523
Other income	2,215

Total investment income	615,235,738

Expenses
Management fees	18,123,863
Distribution and service plan fees:
Class A	4,944,617
Class B	2,093,905
Class C	10,940,058
Transfer and shareholder servicing agent fees:
Class A	2,204,769
Class B	366,152
Class C	1,169,602
Shareholder communications:
Class A	165,647
Class B	32,717
Class C	98,736
Interest expense and fees on short-term floating rate notes issued (See Note 1)	64,045,423

Borrowing fees	36,063,729

Interest expense on borrowings	12,226,362

Trustees’ compensation	218,778

Custodian fees and expenses	98,228

Other	672,860

Total expenses	153,465,446
Less reduction to custodian expenses	(314)

Net expenses	153,465,132

Net Investment Income	461,770,606

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)	(1,006,679,800)
Closing and expiration of option contracts written	30,013

Net realized loss	(1,006,649,787)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,152,869,115)
Option contracts written	14,583

Net change in unrealized depreciation	(1,152,854,532)

Net Decrease in Net Assets Resulting from Operations	$(1,697,733,713)

See accompanying Notes to Financial Statements.
F51 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2009	2008

Operations
Net investment income	$461,770,606	$462,074,895

Net realized loss	(1,006,649,787)	(504,607,864)

Net change in unrealized depreciation	(1,152,854,532)	(1,935,297,605)

Net decrease in net assets resulting from operations	(1,697,733,713)	(1,977,830,574)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(326,236,980)	(315,036,292)
Class B	(20,619,463)	(25,507,935)
Class C	(109,271,240)	(102,017,272)

	(456,127,683)	(442,561,499)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	392,780,817	274,523,857
Class B	(31,165,765)	(75,415,052)
Class C	149,550,201	141,440,580

	511,165,253	340,549,385

Net Assets
Total decrease	(1,642,696,143)	(2,079,842,688)

Beginning of period	6,518,531,571	8,598,374,259

End of period (including accumulated net investment income of $15,903,740 and $18,047,181, respectively)	$4,875,835,428	$6,518,531,571

See accompanying Notes to Financial Statements.
F52 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,697,733,713)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,381,286,295)
Proceeds from disposition of investment securities	1,240,867,491
Short-term investment securities, net	307,508,201
Premium amortization	4,236,682
Discount accretion	(88,213,165)
Net realized loss on investments	1,006,649,787
Net change in unrealized depreciation on investments	1,152,854,532
Decrease in interest receivable	4,259,578
Decrease in receivable for securities sold	57,075,161
Increase in other assets	(6,169,914)
Decrease in payable for options written	(78,060)
Decrease in payable for securities purchased	(68,303,531)
Decrease in payable for accrued expenses	(361,418)

Net cash provided by operating activities	531,305,336

Cash Flows from Financing Activities
Proceeds from bank borrowings	2,383,800,000
Payments on bank borrowings	(2,317,800,000)
Payments on short-term floating rate notes issued	(643,892,000)
Proceeds from shares sold	2,220,249,761
Payments on shares redeemed	(1,979,749,823)
Cash distributions paid	(192,680,103)

Net cash used in financing activities	(530,072,165)

Net increase in cash	1,233,171

Cash, beginning balance	475,640

Cash, ending balance	$1,708,811

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $269,818,450.
Cash paid for interest on bank borrowings—$12,902,606.
Cash paid for interest on short-term floating rate notes issued—$64,045,423.
See accompanying Notes to Financial Statements.
F53 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.89	$12.43	$12.47	$12.69	$11.13

Income (loss) from investment operations:
Net investment income[1]	.62	.70	.67	.69	.78
Net realized and unrealized gain (loss)	(2.98)	(3.57)	(.03)	(.24)	1.59

Total from investment operations	(2.36)	(2.87)	.64	.45	2.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.63)	(.67)	(.68)	(.67)	(.81)

Net asset value, end of period	$5.90	$8.89	$12.43	$12.47	$12.69

Total Return, at Net Asset Value[2]	(26.44)%	(23.62)%	5.16%	3.79%	21.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,408,946	$4,503,510	$5,886,284	$3,439,135	$2,309,856

Average net assets (in thousands)	$3,338,722	$4,903,394	$4,813,462	$2,721,861	$1,366,113

Ratios to average net assets:[3]
Net investment income	9.89%	6.70%	5.23%	5.60%	6.46%
Expenses excluding interest and fees on short-term floating rate notes issued	1.63%	0.79%	0.63%	0.67%	0.69%
Interest and fees on short-term floating rate notes issued[4]	1.34%	1.25%	0.84%	0.81%	0.39%

Total expenses	2.97%[5]	2.04%[5]	1.47%[5]	1.48%	1.08%[5]

Portfolio turnover rate	20%	37%	6%	24%	6%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F54 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class B Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.91	$12.46	$12.50	$12.72	$11.15

Income (loss) from investment operations:
Net investment income[1]	.57	.62	.57	.60	.70
Net realized and unrealized gain (loss)	(2.99)	(3.58)	(.02)	(.24)	1.59

Total from investment operations	(2.42)	(2.96)	.55	.36	2.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.59)	(.59)	(.58)	(.72)

Net asset value, end of period	$5.92	$8.91	$12.46	$12.50	$12.72

Total Return, at Net Asset Value[2]	(27.02)%	(24.27)%	4.34%	2.97%	21.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212,745	$356,192	$586,763	$558,386	$528,192

Average net assets (in thousands)	$232,793	$458,627	$587,412	$533,869	$410,031

Ratios to average net assets:[3]
Net investment income	8.99%	5.86%	4.49%	4.84%	5.80%
Expenses excluding interest and fees on short-term floating rate notes issued	2.47%	1.60%	1.41%	1.46%	1.48%
Interest and fees on short-term floating rate notes issued[4]	1.34%	1.25%	0.84%	0.81%	0.39%

Total expenses	3.81%[5]	2.85%[5]	2.25%[5]	2.27%	1.87%[5]

Portfolio turnover rate	20%	37%	6%	24%	6%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F55 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.87	$12.41	$12.45	$12.67	$11.11

Income (loss) from investment operations:
Net investment income[1]	.57	.62	.57	.60	.68
Net realized and unrealized gain (loss)	(2.97)	(3.57)	(.02)	(.24)	1.60

Total from investment operations	(2.40)	(2.95)	.55	.36	2.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.59)	(.59)	(.58)	(.72)

Net asset value, end of period	$5.89	$8.87	$12.41	$12.45	$12.67

Total Return, at Net Asset Value[2]	(26.98)%	(24.26)%	4.38%	3.01%	21.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,254,144	$1,658,830	$2,125,327	$1,299,995	$868,108

Average net assets (in thousands)	$1,215,913	$1,800,637	$1,756,797	$1,050,344	$488,562

Ratios to average net assets:[3]
Net investment income	9.09%	5.93%	4.47%	4.83%	5.68%
Expenses excluding interest and fees on short-term floating rate notes issued	2.41%	1.56%	1.39%	1.44%	1.46%
Interest and fees on short-term floating rate notes issued[4]	1.34%	1.25%	0.84%	0.81%	0.39%

Total expenses	3.75%[5]	2.81%[5]	2.23%[5]	2.25%	1.85%[5]

Portfolio turnover rate	20%	37%	6%	24%	6%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F56 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester National Municipals (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
F57 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while
F58 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Sold securities	$1,925,919
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 35% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $1,586,890,000 as of July 31, 2009, which represents 22.85% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the
F59 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2009, municipal bond holdings with a value of $2,400,599,334 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $1,586,890,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 31, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon		Maturity
Amount	Floater[1]	Rate[2]		Date	Value

$4,150,000	AL HFA (Single Family Mtg.) ROLs[3]	14.988%		10/1/32	$4,175,315
7,066,000	Aurora, IL Single Family Mtg. ROLs[3]	8.649		12/1/45	6,264,292
9,140,000	Aurora, IL Single Family Mtg. ROLs[3]	10.824		12/1/39	10,317,506
163,925,000	AZ Health Facilities Authority ROLs[3]	1.264		1/1/37	71,387,698
17,620,000	AZ Health Facilities Authority ROLs[3]	1.264		1/1/37	7,673,334
53,605,000	AZ Health Facilities Authority ROLs[3]	1.264		1/1/37	23,344,441
4,125,000	Broward County, FL Water and Sewer ROLs[3]	15.240		10/1/34	4,321,350
3,715,000	CA Dept. of Veterans Affairs Home Purchase ROLs[3]	15.151		12/1/28	3,715,817
139,520,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	6.230		6/1/47	48,033,946
2,615,000	Cerritos, CA Community College District DRIVERS	14.935		8/1/33	2,761,335
4,710,000	Chelan County, WA Public Utility District No.1 ROLs[3]	10.026		1/1/36	3,819,056
11,985,000	Dallas, TX Area Rapid Transit ROLs[3]	14.403		12/1/48	12,423,291
2,500,000	Dallas-Fort Worth, TX International Airport ROLs[3]	13.321		11/1/35	1,010,600
7,025,000	Detroit, MI Sewer Disposal System ROLs[3]	0.000	[4]	7/1/32	(5,259,969)
2,595,000	District of Columbia HFA RITES	13.736		6/1/38	2,087,678
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	17.696		11/1/48	5,662,080
2,145,000	FL HFC ROLs[3]	14.879		7/1/38	1,881,380
4,345,000	Houston, TX HFC ROLs[3]	8.057		12/1/40	3,857,317
F60 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$5,650,000	King County, WA Sewer ROLs[3]	16.975%	1/1/43	$6,738,642
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	15.764	8/15/24	4,294,850
4,330,000	Long Beach, CA Harbor DRIVERS	10.746	5/15/27	3,805,074
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	15.138	5/15/30	7,309,788
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	14.271	7/1/34	1,165,900
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	14.271	7/1/39	1,106,325
4,065,000	Los Angeles, CA Harbor Dept. DRIVERS	15.155	8/1/39	3,943,782
2,750,000	Los Angeles, CA Unified School District ROLs[3]	14.101	7/1/32	2,485,780
1,835,000	Los Angeles, CA Unified School District ROLs[3]	14.443	1/1/34	1,593,661
2,640,000	Los Angeles, CA Unified School District ROLs[3]	14.448	1/1/34	2,292,787
2,190,000	Los Angeles, CA Unified School District ROLs[3]	14.543	1/1/34	1,901,971
7,500,000	Los Angeles, CA Unified School District ROLs[3]	14.161	7/1/32	6,779,400
9,165,000	MA Educational Financing Authority ROLs[3]	15.604	1/1/30	9,279,196
3,940,000	MA HFA ROLs[3]	10.134	6/1/49	3,083,129
3,125,000	MA HFA ROLs[3]	10.367	12/1/49	2,668,125
13,020,000	MA HFA ROLs[3]	14.209	7/1/25	12,012,252
4,035,000	Metropolitan Washington D.C. Airport Authority, Series B DRIVERS	10.122	10/1/34	2,966,250
5,000,000	Miami-Dade County, FL Aviation ROLs[3]	10.986	10/1/40	3,103,850
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.330	2/1/27	2,672,150
2,500,000	Miami-Dade County, FL School Board ROLs[3]	14.461	2/1/27	2,463,450
12,500,000	Miami-Dade County, FL School Board ROLs[3]	15.764	2/1/34	12,914,750
1,903,645	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.) ROLs[3]	7.049	11/1/38	1,499,311
2,885,000	Newport Beach, CA GO ROLs[3]	14.455	12/1/24	3,073,102
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	4.709	6/1/29	29,825,800
117,755,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	3.929	6/1/34	52,987,395
9,500,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	16.736	8/15/39	9,845,420
2,500,000	NYC GO ROLs[3]	15.705	4/1/36	2,822,700
1,475,000	NYC GO ROLs[3]	14.539	5/15/31	1,524,590
875,000	NYC GO ROLs[3]	14.551	5/15/33	883,348
5,395,000	NYC GO ROLs[3]	14.548	5/15/36	5,267,570
5,000,000	NYC Municipal Water Finance Authority DRIVERS	14.199	6/15/36	5,007,500
5,000,000	NYC Municipal Water Finance Authority DRIVERS	14.199	6/15/39	4,929,800
3,020,000	NYS DA (State Personal Income Tax Authority) DRIVERS	14.193	3/15/35	3,042,771
2,500,000	NYS DA ROLs[3]	14.401	3/15/38	2,499,450
5,000,000	NYS UDC (State Personal Income Tax Authority) DRIVERS	14.199	3/15/37	4,994,300
4,625,000	Orlando, FL Utilities Commission ROLs	15.330	10/1/39	4,805,283
3,750,000	Orlando, FL Utilities Commission ROLs[3]	14.461	10/1/33	3,750,900
2,875,000	PA Geisinger Authority Health System, Series A DRIVERS	15.065	6/1/39	2,797,663
11,070,000	Port of Seattle, WA Special Facilities ROLs[3]	11.791	10/1/32	8,716,186
F61 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$3,670,000	Puerto Rico Sales Tax Financing Corp. DRIVERS	11.606%	8/1/57	$3,369,941
4,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.350	8/1/57	4,678,825
3,210,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	15.121	10/1/47	2,129,450
6,785,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	6.528	10/1/48	4,558,434
6,140,000	Richmond, VA Public Utility ROLs[3]	14.456	1/15/40	6,342,129
1,472,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs	7.822	12/1/39	1,343,023
3,750,000	San Diego, CA Public Facilities Financing Authority DRIVERS	15.588	8/1/34	3,806,475
5,425,000	San Francisco, CA Bay Area Toll Authority ROLs[3]	11.502	4/1/47	4,925,520
7,370,000	San Francisco, CA Bay Area Toll Authority ROLs[3]	11.186	4/1/31	7,302,343
1,700,000	San Jacinto, TX Community College District ROLs[3]	14.011	2/15/33	1,711,594
2,500,000	San Jacinto, TX Community College District ROLs[3]	14.445	2/15/38	2,544,450
3,700,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	9.713	12/1/38	3,832,941
3,000,000	Southern CA Metropolitan Water District DRIVERS	14.288	7/1/35	3,102,300
3,500,000	Tampa Bay, FL Regional Water Supply Authority DRIVERS	14.139	10/1/34	3,575,810
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	16.618	11/15/24	3,629,080
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.356	11/15/29	9,534,280
375,000	Tes Properties, WA DRIVERS	15.870	12/1/29	409,193
3,000,000	Tes Properties, WA DRIVERS	16.303	12/1/38	3,002,340
3,375,000	TX Dept. of Hsg. & Community Affairs (Multifamily Hsg.) ROLs[3]	7.925	6/20/47	3,217,455
103,825,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	8.568	12/15/17	91,227,913
192,705,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	9.926	12/15/26	176,833,816
4,875,000	WA Health Care Facilities Authority ROLs[3]	14.371	11/1/18	4,830,930
5,670,000	Wayne County, MI Airport Authority ROLs[3]	10.980	12/1/29	4,400,430
3,645,000	Wayne County, MI Airport Authority ROLs[3]	10.981	12/1/29	2,828,848
1,875,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	18.956	11/1/39	2,188,163
3,750,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	17.218	11/1/45	2,989,725
5,270,000	WI Hsg. & EDA DRIVERS	7.887	9/1/24	5,063,258

				$813,709,334

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F48 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	Interest rate is less than 0.0005%.
F62 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $1,337,705,013.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 31, 2009 is as follows:

Cost	$544,035,215
Market Value	$176,761,136
Market Value as a % of Net Assets	3.63%
The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego payment of the original principal or coupon interest rates. As of July 31, 2009, securities with an aggregate market value of $13,233,136, representing 0.27% of the Fund’s net assets, were subject to these forbearance agreements. Principal payments of $735,000 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$34,491,971	$—	$1,478,155,014	$3,009,361,337

1.	As of July 31, 2009, the Fund had $648,457,056 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2014	$187,364
2016	81,480,187
2017	566,789,505

Total	$648,457,056

2.	As of July 31, 2009, the Fund had $829,697,958 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated
Net Investment	Net Realized Loss
Income	on Investments

$7,786,364	$7,786,364
F64 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 was as follows:

	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

Distributions paid from:
Exempt-interest dividends	$453,500,939	$439,859,049
Ordinary income	2,626,744	2,702,450

Total	$456,127,683	$442,561,499

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,079,682,952

Gross unrealized appreciation	$165,130,985
Gross unrealized depreciation	(3,174,492,322)

Net unrealized depreciation	$(3,009,361,337)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$70,394
Payments Made to Retired Trustees	45,754
Accumulated Liability as of July 31, 2009	465,816
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under
F65 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
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2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	276,370,390	$1,681,940,175	278,856,237	$2,916,922,847
Dividends and/or distributions reinvested	32,720,913	198,677,274	18,646,375	191,467,084
Redeemed	(238,364,361)	(1,487,836,632)	(264,338,488)	(2,833,866,074)

Net increase	70,726,942	$392,780,817	33,164,124	$274,523,857

Class B
Sold	8,133,260	$50,040,887	6,521,405	$67,139,700
Dividends and/or distributions reinvested	1,784,195	10,905,137	1,277,996	13,230,189
Redeemed	(13,955,886)	(92,111,789)	(14,920,016)	(155,784,941)

Net decrease	(4,038,431)	$(31,165,765)	(7,120,615)	$(75,415,052)

Class C
Sold	77,123,003	$473,777,038	86,844,863	$900,968,735
Dividends and/or distributions reinvested	9,966,026	60,236,039	5,305,983	54,272,275
Redeemed	(61,182,005)	(384,462,876)	(76,450,271)	(813,800,430)

Net increase	25,907,024	$149,550,201	15,700,575	$141,440,580

The Fund may participate in the ReFlow, LLC (“ReFlow”) liquidity program which is designed to provide an alternative source of funding to meet shareholder redemptions. ReFlow provides liquidity by being prepared to purchase Fund shares at the closing net asset value equal to the amount of the net redemptions on any given day. On subsequent days, when the Fund experiences net subscriptions, ReFlow redeems its holdings at the net asset value on that day, subject to maximum holding period restrictions set by ReFlow. The Fund will waive its transaction fees with respect to redemptions by ReFlow. When participating in the ReFlow program, the Fund pays ReFlow a fee equal to the value of shares purchased for the period held times a rate determined by a daily auction with other participating mutual funds in the ReFlow program. ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund and there is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. Fees incurred by the Fund during the period, if any, under the ReFlow liquidity program are included in “Other Expenses” per the Statement of Operations and fees payable by the Fund to ReFlow at period end, if any, are included in “Other Liabilities” per the Statement of Assets and Liabilities. As of July 31, 2009, ReFlow did not hold any shares of the Fund.
F67 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$1,381,286,295	$1,240,867,491
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule from Aug. 1, 2008 to Aug. 31, 2008

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Fee Schedule from Sept. 1, 2008 to July 31, 2009

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2009, the Fund paid $3,727,760 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans,
F68 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$14,402,276
Class C	31,902,928
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2009	$2,295,822	$624,341	$829,525	$536,559
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
F69 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
5. Option Activity Continued
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended July 31, 2009 was as follows:

	Call Options
	Number of	Amount of
	Contracts	Premiums

Options outstanding as of July 31, 2008	439	$63,477
Options closed or expired	(191)	(30,013)
Options exercised	(248)	(33,464)

Options outstanding as of July 31, 2009	—	$—

6. Illiquid Securities
As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds
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creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.437% as of July 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2009 equal 1.01% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.437%. Details of the borrowings for the year ended July 31, 2009 are as follows:

Average Daily Loan Balance	$601,371,233
Average Daily Interest Rate	1.934%
Fees Paid	$41,562,861
Interest Paid	$12,902,606
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations
F71 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
9. Pending Litigation Continued
and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F72 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 17, 2009
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2009 are eligible for the corporate dividend-received deduction. 99.42% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact
28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier and Troy Willis, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load high yield municipal debt funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median as of December 31, 2008. The Board also noted that the Fund’s recent performance has improved and its year-to date performance through June 5, 2009 (the most recent date available at the Board meeting at which the independent Trustees considered the matter) was in the top quintile of its peer group category.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other high yield municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses are lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser,
29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board also noted that effective September 1, 2008, the Fund pays the Manager an advisory fee at the following annual rate that declines as the Fund’s assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, 0.35% of the next $10 billion, and 0.34% of average annual net assets in excess over $11 billion.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through November 30, 2009. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen
Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 60 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.
33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen
INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 port- folios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen
Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (1999-2005). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-July 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 33	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (2006-2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 33	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (February 2006-April 2008) and a credit analyst of the Manager (June 2003-January 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 51	Director (since 2003) and head of the Rochester Credit Analysis team (since 1993). Vice President of the Manager (since 1997). An officer of the Fund and other Oppenheimer Funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999- October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Fund, Length of Service, Age	in the Fund Complex Currently Overseen
Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
36 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $133,600 in fiscal 2009 and $106,000 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,896 in fiscal 2009 and $4,026 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $271,540 in fiscal 2009 and $250,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: agreed upon procedures, internal control reviews and professional services for FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $21,672 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years. to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Preparation and review of tax returns.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $301,108 in fiscal 2009 and $254,026 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Multi-State Municipal Trust

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 09/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 09/11/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date: 09/11/2009